                                                                    Exhibit 10.1

===============================================================================


                         POST-PETITION CREDIT AGREEMENT

                                      AMONG

                      ADVANCED LIGHTING TECHNOLOGIES, INC.,

                         APL ENGINEERED MATERIALS, INC.,

                      VENTURE LIGHTING INTERNATIONAL, INC.,

                         BALLASTRONIX (DELAWARE), INC.,

                          MICROSUN TECHNOLOGIES, INC.,

                   LIGHTING RESOURCES INTERNATIONAL, INC., AND

                               ADLT SERVICES, INC.

                                      WITH

                         VARIOUS FINANCIAL INSTITUTIONS,

                                       AND

                         PNC BANK, NATIONAL ASSOCIATION,

                                    AS AGENT





                          DATED AS OF FEBRUARY 6, 2003

==============================================================================


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                                TABLE OF CONTENTS
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ARTICLE I             DEFINITIONS................................................................................2

         1.1      General Definitions............................................................................2

         1.2      Accounting Terms and Determinations...........................................................17

         1.3      Other Interpretive Provisions.................................................................17

ARTICLE II            LOANS.....................................................................................18

         2.1      Commitments; Borrowing Amount.................................................................18

         2.2      Borrowing Facilities..........................................................................19

         2.3      Borrowing Mechanics...........................................................................19

         2.4      Settlements Among the Agents and the Lenders..................................................21

         2.5      Mandatory and Voluntary Reduction of Commitments..............................................22

         2.6      Payments and Computations.....................................................................23

         2.7      Maintenance of Account........................................................................23

         2.8      Statement of Account..........................................................................23

         2.9      Withholding and Other Taxes...................................................................24

         2.10     Affected Lenders..............................................................................26

         2.11     Sharing of Payments...........................................................................26

ARTICLE III           INTEREST, FEES AND EXPENSES...............................................................27

         3.1      Calculations of Interest and Fees on Loans....................................................27

         3.2      Interest After Event of Default...............................................................27

         3.3      Facility Fee..................................................................................27

         3.4      Closing Fee...................................................................................27

         3.5      Collateral Monitoring Fee.....................................................................28

         3.6      Reimbursement of Expenses.....................................................................28

         3.7      Authorization to Charge Borrowers' Loan Account...............................................28

         3.8      Indemnification in Certain Events.............................................................28

ARTICLE IV            CONDITIONS PRECEDENT......................................................................29

         4.1      Conditions to Initial Credit Event............................................................29

         4.2      Conditions after Final Financing Order........................................................29

         4.3      Conditions to Each Credit Event...............................................................30

ARTICLE V             REPRESENTATIONS AND WARRANTIES............................................................31

         5.1      Organization and Qualification................................................................31

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         5.2      Rights in Collateral; Priority of Liens.......................................................31

         5.3      Authorization; No Conflict....................................................................31

         5.4      Enforceability................................................................................32

         5.5      Consents......................................................................................32

         5.6      Financial Data................................................................................32

         5.7      Fictitious Business Names.....................................................................32

         5.8      Subsidiaries..................................................................................32

         5.9      No Judgments or Litigation....................................................................33

         5.10     No Defaults...................................................................................33

         5.11     Labor Matters.................................................................................33

         5.12     Compliance with Law...........................................................................34

         5.13     ERISA.........................................................................................34

         5.14     Intellectual Property.........................................................................34

         5.15     Licenses and Permits..........................................................................34

         5.16     Investment Company............................................................................34

         5.17     Borrowers' Taxes and Tax Returns..............................................................35

         5.18     Material Contracts............................................................................36

         5.19     Affiliate Transactions........................................................................36

         5.20     Accuracy and Completeness of Information......................................................36

         5.21     Recording Taxes...............................................................................36

         5.22     No Adverse Change or Event....................................................................36

         5.23     ADLT Realty...................................................................................36

ARTICLE VI            AFFIRMATIVE COVENANTS.....................................................................37

         6.1      Financial Information.........................................................................37

         6.2      Corporate Existence...........................................................................38

         6.3      ERISA.........................................................................................38

         6.4      Books and Records.............................................................................39

         6.5      Collateral Records............................................................................39

         6.6      Security Interests............................................................................40

         6.7      Insurance.....................................................................................40

         6.8      Borrower's Taxes..............................................................................41




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         6.9      Compliance With Laws..........................................................................41

         6.10     Use of Proceeds...............................................................................42

         6.11     Fiscal Year...................................................................................42

         6.12     Notification of Certain Events................................................................42

         6.13     Intellectual Property.........................................................................43

         6.14     Maintenance of Property.......................................................................43

         6.15     Further Assurances............................................................................43

         6.16     Budget; Minimum Collateral; Certifications....................................................43

         6.17     Monitoring Agent..............................................................................45

         6.18     Foreign Cash..................................................................................45

ARTICLE VII           NEGATIVE COVENANTS........................................................................45

         7.1      No Additional Indebtedness....................................................................45

         7.2      No Liens; Judgments...........................................................................46

         7.3      No Sale of Assets.............................................................................47

         7.4      No Corporate Changes..........................................................................47

         7.5      No Guaranties.................................................................................47

         7.6      No Restricted Payments........................................................................47

         7.7      No Investments................................................................................48

         7.8      No Affiliate Transactions.....................................................................48

         7.9      Limitation on Transactions Under ERISA........................................................48

         7.10     No Additional Bank Accounts...................................................................48

         7.11     Material Amendments of Material Contracts.....................................................48

         7.12     Additional Restrictive Covenants..............................................................48

         7.13     No Additional Subsidiaries....................................................................49

         7.14     Application to the Bankruptcy Court...........................................................49

         7.15     Modifications to Financing Orders or First Day Orders.........................................49

ARTICLE VIII          SECURITY..................................................................................49

         8.1      Post-Petition Collateral......................................................................50

         8.2      Pre-Petition Collateral.......................................................................50

         8.3      Collateral Proceeds...........................................................................50

         8.4      Agreements....................................................................................51

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ARTICLE IX            EVENTS OF DEFAULT AND REMEDIES............................................................51

         9.1      Events of Default.............................................................................51

         9.2      Acceleration and Cash Collateralization; Remedies.............................................54

ARTICLE X             THE AGENT.................................................................................55

         10.1     Appointment of Agent..........................................................................55

         10.2     Nature of Duties of Agent.....................................................................55

         10.3     Lack of Reliance on Agent.....................................................................55

         10.4     Certain Rights of the Agent...................................................................56

         10.5     Reliance by Agent.............................................................................56

         10.6     Indemnification of Agent......................................................................56

         10.7     The Agent in its Individual Capacity..........................................................56

         10.8     Successor Agent...............................................................................57

         10.9     Collateral Matters............................................................................57

         10.10    Actions with Respect to Defaults..............................................................58

         10.11    Delivery of Information.......................................................................59

ARTICLE XI            MISCELLANEOUS.............................................................................59

         11.1     SUBMISSION TO JURISDICTION; WAIVERS...........................................................59

         11.2     JURY TRIAL....................................................................................60

         11.3     Delays; Partial Exercise of Remedies..........................................................60

         11.4     Notices.......................................................................................60

         11.5     Assignability.................................................................................60

         11.6     Confidentiality...............................................................................63

         11.7     Indemnification...............................................................................63

         11.8     Entire Agreement; Successors and Assigns......................................................64

         11.9     Amendments, Etc...............................................................................64

         11.10    Nonliability of Agent and Lenders.............................................................64

         11.11    Counterparts..................................................................................65

         11.12    Effectiveness.................................................................................65

         11.13    Severability..................................................................................65

         11.14    Headings Descriptive..........................................................................65

         11.15    Maximum Rate..................................................................................65
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         11.16    Right of Setoff...............................................................................66

         11.17    Defaulting Lender.............................................................................66

         11.18    Rights Cumulative.............................................................................67

         11.19    Joint and Several Liability of Borrowers......................................................67
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                                       -v-

                      ANNEXES

ANNEX I              LENDERS; COMMITMENTS; LENDING OFFICES

                     EXHIBITS

EXHIBIT A         EXIM Borrowing Base
EXHIBIT B         Form of Revolving Note
EXHIBIT C         Form of Notice of Borrowing


                     SCHEDULES

SCHEDULE 5.1          Incorporation and Jurisdictions Qualified to do Business
SCHEDULE 5.8          Subsidiaries
SCHEDULE 5.9          Judgments or Litigation
SCHEDULE 5.18         Material Contracts
SCHEDULE 5.19         Affiliate Transactions
SCHEDULE 7.1(b)       Intercompany Loans, Advances and Indebtedness
SCHEDULE 7.2(b)       Liens
SCHEDULE 7.7(b)       Investments
SCHEDULE 7.10         Payroll and Petty Cash Accounts

                         POST-PETITION CREDIT AGREEMENT

                          Dated as of February 6, 2003

         THIS POST-PETITION CREDIT AGREEMENT (this "Credit Agreement") is entered into as of February 6, 2003, among the Borrowers, the Lenders, and the Agent (with certain capitalized terms used herein being defined in Article I):

                             PRELIMINARY STATEMENTS:

A. The Pre-Petition Borrowers are parties to a certain Credit Agreement dated as of May 21, 1999, as amended (such Credit Agreement, as amended, supplemented or otherwise modified prior to the Petition Date, the "Pre-Petition Credit Agreement"), among the Pre-Petition Borrowers, the financial institutions from time to time parties thereto as lenders thereunder (hereinafter referred to individually as a "Pre-Petition Lender" and collectively as the "Pre-Petition Lenders"), and PNC Bank, National Association ("PNC"), acting in its capacity as agent for the Pre-Petition Lenders (PNC, in such capacity, the "Pre-Petition Agent").

B. Under the Pre-Petition Credit Agreement, the Pre-Petition Lenders made certain loans and other extensions of credit to the Pre-Petition Borrowers.

C. Pursuant to the respective Pre-Petition Corporate Guaranties, the Pre-Petition Corporate Guarantors guaranteed, as provided in the Pre-Petition Corporate Guaranties, the prompt and complete payment, performance and observance of the Pre-Petition Obligations.

D. On February 5, 2003 (the "Petition Date"), certain of Pre-Petition Borrowers and Pre-Petition Corporate Guarantors filed Petitions for relief under Chapter 11 of the Bankruptcy Code (the "Petitions").

E. The Borrowers are continuing to operate their respective businesses and manage their respective properties as debtors-in-possession under Sections 1107 and 1108 of the Bankruptcy Code.

F. An immediate and ongoing need exists for the Borrowers to obtain funds in order to continue to operate their respective businesses and manage their respective properties as debtors-in-possession under Chapter 11 of the Bankruptcy Code, and accordingly, the Borrowers have requested that the Lenders extend post-Petition financing to the Borrowers, and the Lenders are willing to provide such post-Petition financing, on the terms and subject to the conditions set forth in the Interim Financing Order, the Final Financing Order, this Credit Agreement and the other Credit Documents.

G. To secure such post-Petition financing, pursuant to the Interim Financing Order and the Final Financing Order, each Borrower has agreed to grant to the Agent for the benefit of the Agent and the Lenders on a post-Petition basis a Lien on all of such Borrower's real and personal property and other assets.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained in this Credit Agreement and the other Credit Documents, the Borrowers, the Lenders and the Agent hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

1.1      GENERAL DEFINITIONS.

         As used herein, the following terms shall have the meanings herein specified:

         "Account" shall have the meaning ascribed to that term in the UCC.

         "Accumulated Funding Deficiency" shall have the meaning ascribed to that term in Section 302 of ERISA.

         "ADLT" shall mean Advanced Lighting Technologies, Inc., an Ohio corporation.

         "ADLT Line of Business" shall mean ADLT and the other entities in the ADLT business unit as included in the Budget.

         "ADLT Realty" shall mean ADLT Realty Corp. I, Inc., an Ohio corporation.

         "Affiliate" shall mean any Person, directly or indirectly, controlling, controlled by or under common control with a Borrower and "control" (including the correlative meanings, the terms "controlling", "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Borrower, whether through the ownership of voting securities, by contract or otherwise.

         "Agent" shall mean PNC, acting in capacity as agent for the Lenders hereunder and any successor Agent appointed pursuant to Section 10.8.

         "APL" shall mean APL Engineered Materials, Inc., an Illinois corporation.

         "APL Line of Business" shall mean APL and the other entities in the APL business unit as included in the Budget.

         "Applicable Margin" shall mean (a) three percent (3%) from the Closing Date to and including April 30, 2003, and (b) three and one-half percent (3 1/2%) from May 1, 2003, to the Expiration Date.

         "Assignment and Assumption" shall mean an assignment and assumption agreement in form and substance satisfactory to the Agent entered into by an assigning Lender and an assignee Lender, and accepted by the Agent, in accordance with Section 11.5.

         "Auditors" shall mean a nationally recognized firm of independent certified public accountants selected by the Borrowers and satisfactory to the Agent in its sole discretion.

         "Bankruptcy Code" means Title 11 of the U.S. Code (11 U.S.C. secs.101 et seq.), as amended from time to time, and any successor statute.

         "Bankruptcy Court" means (i) the United States Bankruptcy Court for the Northern District of Illinois and (ii) any other court having competent jurisdiction over any of the Cases.

         "Benefit Plan" shall mean an employee pension benefit plan as defined in Section 3(2) of ERISA (other than a Multiemployer Plan) for which the funding requirements under Section 412 of the Code or Section 302 of ERISA is, or within the immediately preceding six (6) years was, in whole or in part, the responsibility of any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate.

         "Borrowers" shall mean ADLT, ADLT Services, Inc., APL Engineered Materials, Inc., Ballastronix (Delaware), Inc., Lighting Resources International, Inc., Microsun Technologies, Inc. and Venture Lighting International, Inc.

         "Borrowers' Loan Accounts" shall have the meaning ascribed to that term in Section 2.7.

         "Borrower Taxes" shall have the meaning ascribed to that term in
Section 6.15(b).

         "Borrowing" shall mean a borrowing of Loans by the Borrowers from the Lenders on a pro rata basis on a given date.

         "Budget" shall mean the written budget, as more fully defined in the applicable Order, prepared by Borrowers, together with the detailed schedules thereto prepared by Borrowers and delivered to Agent and Lenders, and satisfactory to Agent and Lenders in their sole discretion, as modified from time to time provided such modifications are satisfactory to Agent and Lenders in their sole discretion.

         "Business Day" shall mean any day that is neither a Saturday nor a Sunday, nor a day on which commercial banks in Cleveland, Ohio are required or permitted by law to be closed.

         "Canadian Company" shall mean Venture Lighting Power Systems, North America, Inc., a corporation organized under the laws of the Province of Nova Scotia.

         "Capital Security" shall mean, with respect to any Person, (a) any share of capital stock of or other unit of ownership interest in such Person and
(b) any security convertible into, or any option, warrant or other right to acquire, any capital stock of or other unit of ownership interest in such Person.

         "Cases" shall mean the cases commenced in the Bankruptcy Court by the Borrowers' filing of voluntary petitions on February 5, 2003 for relief under Chapter 11 of the Bankruptcy Code.

         "Charges" means all federal, state, county, city, municipal, local, foreign or other taxes payable to any Governmental Authority (including taxes owed to the PBGC at the time due and payable), levies, assessments, charges, liens, claims encumbrances upon or relating to (a) the Obligations, (b) the employees, payroll, income or gross receipts of any Borrower, (c) any Borrower's ownership or use of any properties of other assets, or (d) any other aspect of any Borrower's business.

         "Claim" has the meaning set forth in Section 101(5) of the Bankruptcy Code.

         "Closing Date" shall mean the date on which the initial Credit Event occurs.

         "Code" shall mean the Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated thereunder.

         "Collateral" shall mean the Pre-Petition Collateral and Post-Petition Collateral.

         "Collateral Documents" shall mean all agreements, instruments and documents executed in connection with this Credit Agreement pursuant to which Liens are granted or are purported to be granted to the Agent to secure any or all of the Obligations.

         "Collections" shall mean all proceeds of Collateral received from time to time by or for the account of any Borrower or any Subsidiary, including, without limitation, all collections from account debtors.

         "Commitment" of any Lender shall, subject to Section 11.17(b)(ii), mean the amount set forth below such Lender's name on Annex I, opposite the heading "Commitment," as such amount may be reduced from time to time or terminated pursuant to the terms of this Credit Agreement; provided, that the aggregate Commitments of all Lenders shall not exceed Twenty-Six Million Ninety-Six Thousand Four Hundred Nine Dollars ($26,096,409).

         "Committee" shall mean any official committee of unsecured creditors appointed in the Cases.

         "Company" shall mean a Borrower or a Subsidiary.

         "Covered Taxes" shall have the meaning ascribed to that term in Section 2.9(a).

         "Credit Agreement" shall mean this Credit Agreement, dated as of the date hereof, as the same may be modified, amended, extended, restated, amended and restated or supplemented and otherwise in effect from time to time.

         "Credit Documents" shall mean, collectively, this Credit Agreement, the Interim Financing Order, the Final Financing Order, each of the Collateral Documents and all other documents, agreements, instruments, opinions and certificates now or hereafter executed and delivered in connection herewith or therewith, as the same may be modified, amended, extended, restated, amended and restated or supplemented and otherwise in effect from time to time.

         "Credit Event" shall mean the making of a Loan.

         "Customer" shall mean the account debtor with respect to any Receivable and/or the prospective purchaser of goods, services or both with respect to any contract or contract right, and/or any Person that enters into or proposes to enter into any contract or other arrangement with a Person, pursuant to which such Person is to deliver any personal property or perform any services.

         "Daily Cap" shall have the meaning set forth in Section 2.1(b).

         "Default" shall mean an event, condition or default which with the giving of notice, the passage of time or both would be an Event of Default.

         "Default Rate" shall have the meaning given thereto in Section 3.2.

         "Defaulting Lender" shall have the meaning ascribed to that term in
Section 11.17(b).

         "Depositary Account" shall have the meaning ascribed to that term in
Section 2.6(b).

         "Depositary Account Bank" shall have the meaning ascribed to that term in Section 2.6(b).

         "Disbursement Account" shall mean operating accounts of the Borrowers maintained with Disbursement Account Bank or any other bank reasonably selected from time to time by the Agent.

         "Disbursement Account Bank" shall mean PNC Bank, National Association, or any other bank reasonably selected from time to time by the Agent.

         "DOL" shall mean the United States Department of Labor and any successor department or agency. "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States of

America.

         "DSI" shall mean Deposition Sciences, Inc., an Ohio corporation.

         "DSI Line of Business" shall mean DSI and the other entities in the DSI business unit as included in the Budget.

         "Eligible Inventory" shall mean all Inventory of Borrowers and DSI, other than Work-In-Process and raw materials, valued at the lower of cost or market value, determined on a first-in-first-out method; provided that Eligible Inventory shall not include Inventory that (a) is in the possession of a bailee or third party or held by a Borrower or DSI or a third party on consignment unless waivers from such bailee or third party, and requisite filings, as may be required by Agent, have been obtained and made, (b) is damaged, obsolete, slow moving or unmerchantable, (c) is not subject to a perfected, first priority security interest in favor of Agent for the benefit of the Lenders, or (d) does not conform to all material standards imposed by any governmental agency, division or department thereof which has regulatory authority over such goods or the use or sale thereof.

         "Eligible Raw Materials" shall mean Borrowers' and DSI's raw materials to the extent the same would constitute Eligible Inventory but for the proviso contained therein, as classified in accordance with GAAP, but does not include any packaging materials or miscellaneous items. In no event shall Eligible Raw Materials include raw materials of a Non-operating Borrower.

         "Eligible Receivable" shall mean each Receivable of Borrowers and DSI arising in the ordinary course of Borrowers' and DSI's businesses which is subject to a perfected first priority security interest and no other Lien (other than Permitted Liens) and is evidenced by an invoice or other documentary evidence satisfactory to Agent. In addition, no Receivable shall be an Eligible Receivable if:

         (a) it arises out of a sale made by a Borrower or DSI to an Affiliate of such Borrower or DSI or to a Person controlled by an Affiliate of such Borrower or DSI;

         (b) it is due or unpaid more than sixty (60) days after the due date, not to exceed ninety (90) days after the original invoice date;

         (c) fifty percent (50%) or more of the Receivables from the Customer are not deemed Eligible Receivables hereunder;

         (d) any covenant, representation or warranty contained in this Credit Agreement or in any other Credit Document with respect to such Receivable is inaccurate in any material respect or otherwise has been breached;

         (e) the Customer shall (i) apply for, suffer, or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or call a meeting of its creditors, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case, or suffer the filing against it of an involuntary case, under any state or federal bankruptcy laws or the insolvency laws of any other country or jurisdiction (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, any petition which is filed against it in any involuntary case under such bankruptcy or insolvency laws, or (viii) take any action for the purpose of effecting any of the foregoing;

         (f) the sale is to a Customer outside the continental United States or Canada, unless the sale is on letter of credit, guaranty or acceptance terms or otherwise insured, in each case acceptable to Agent in the exercise of its reasonable credit judgment;

         (g) the sale to the Customer is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis or is evidenced by chattel paper;

         (h) Agent believes, in its reasonable credit judgment, that collection of such Receivable is insecure or that such Receivable may not be paid by reason of the Customer's financial inability to pay;

         (i) the Customer is (i) the United States, any state or any department, agency or instrumentality of any of them, unless the Borrower or DSI assigns its right to payment of such Receivable to Agent pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. Subsection 3727 et seq. and 41 U.S.C. Sub-Section 15 et seq.) or has otherwise complied with other applicable statutes or ordinances, or (ii) any other government (or department, agency or instrumentality thereof), unless the applicable Borrower or DSI, as the case may be, assigns its right to payment of such Receivable to Agent and provides to Agent a first priority perfected Lien, or otherwise evidences that Agent has a first priority perfected Lien, in such Receivable for the benefit of the Lenders enforceable against the Customer;

         (j) the goods giving rise to such Receivable have not been shipped and delivered to and accepted by the Customer or the services giving rise to such Receivable have not been performed by the Borrower or DSI, as the case may be, and accepted by the Customer or the Receivable otherwise does not represent a final sale;

         (k) to the extent the Receivable is subject to any offset, deduction, defense, dispute, or counterclaim, the Customer is also a creditor or supplier of the applicable Borrower or DSI, as the case may be, or the Receivable is contingent in any respect or for any reason; provided, in Agent's reasonable credit judgment, receivables of General Electric Company subject to offset, deduction, defease, dispute or counterclaim may be included in whole or in part without reduction;

         (l) the Borrower or DSI has made an agreement with the Customer for a deduction therefrom, but only to the amount of the deduction, except for discounts or allowances made in the ordinary course of business for prompt payment, all of which discounts or allowances are reflected in the calculation of the face value of each respective invoice related thereto;

         (m) any return, rejection or repossession of the merchandise has occurred;

         (n) such Receivable is not payable to a Borrower or DSI; or

         (o) it is a Receivable of a Non-operating Borrower.

         "Equipment" shall have the meaning ascribed to that term in the UCC.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, and all final or temporary regulations promulgated thereunder and published, generally applicable rulings entitled to precedential effect.

         "ERISA Affiliate" shall mean any Person required at any relevant time to be aggregated with any Borrower or any Subsidiary of any Borrower under Sections 414(b), (c), (n) or (o) of the Code.

         "ERISA Termination Event" shall mean (a) a Reportable Event with respect to any Benefit Plan or Multiemployer Plan; (b) the withdrawal of any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate from a Benefit Plan during a plan year in which such entity was a "substantial employer" as defined in Section 4001 (a) (2) of ERISA; (c) the providing of notice of intent to terminate a Benefit Plan in a distress termination described in Section 4041(c) of ERISA or the treatment of any amendment as a termination under
Section 4041(e) of ERISA; (d) the institution by the PBGC of proceedings to terminate a Benefit Plan or Multiemployer Plan; (e) any event or condition (i) that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan or Multiemployer Plan, or (ii) that may result in termination of a Multiemployer Plan pursuant to Section 4041 A of ERISA; or (f) the partial or complete withdrawal within the meaning of Sections 4203 and 4205 of ERISA, of any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate from a Multiemployer Plan.

         "Event(s) of Default" shall have the meaning provided for in Article IX of this Credit Agreement.

         "EXIM" shall mean the Export Import Bank of the United States.

         "Expenses" shall mean means all costs and expenses of the Agent or any Lender incurred in connection with the Cases and the Credit Documents and the transactions contemplated therein, including, without limitation, (i) the costs of conducting record searches, examining collateral, opening bank accounts and lockboxes, depositing checks, and receiving and transferring funds (including charges for checks for which there are insufficient funds), (ii) the reasonable fees and expenses of legal counsel and paralegals, accountants, appraisers and other consultants, experts or advisors retained by the Agent or any Lender,
(iii) reasonable fees and expenses of legal counsel incurred in connection with the documentation of assignments of or sales of participations in the Loans,
(iv) costs, fees and taxes (if any) in connection with the filing of financing statements, and (v) the costs of preparing and recording Collateral Documents, releases of Collateral, and waivers, amendments, and terminations of any of the Credit Documents. Expenses also means all costs and expenses paid or incurred in connection with the Cases and the Credit Documents and the transactions contemplated therein, (a) by the Agent or any Lender during the continuance of an Event of Default and (b) by the Agent or any Lender in (i) enforcing or defending its respective rights under or in respect of this Credit Agreement, the Credit Documents or any other document or instrument now or hereafter executed and delivered in connection herewith or therewith, (ii) administering the Loans, (iii) foreclosing or otherwise collecting upon the Collateral or any part thereof and (iv) obtaining any legal, accounting or other advice in connection with any of the foregoing.

         "Expiration Date" shall mean the "Maturity Date" (as such term is defined in the applicable Order).

         "Export Borrowing Base" shall mean EXIM Borrowing Base as defined in the Export Credit Agreement and set forth on Exhibit A hereto.

         "Export Credit Agreement" means the Export Credit Agreement entered into among ADLT, Agent and the Lenders dated September 11, 2002.

         "Export DIP Maximum Loan Amount" shall mean the obligation under
Section 2.1(b) hereof of the Lenders to make Export Revolving Loans up to an aggregate principal amount outstanding at any time equal to (a) the lesser of
(i) Three Million Dollars ($3,000,000) or (ii) the Export Borrowing Base (or such lesser amount as shall be determined pursuant to Section 2.8 of the Export Credit Agreement), less (b) the outstanding Pre-Petition Obligations guaranteed by EXIM.

         "Export Revolving Loans" shall mean loans made by Lenders to ADLT pursuant to Section 2.2(b) hereto.

         "Export Note" shall mean any EXIM Note as defined in, and executed and delivered pursuant to, Section 2.2(b) hereof.

         "Exposure" shall have the meaning given to that term in the definition of "Majority Lenders".

         "Federal Funds Rate" shall mean, for any period, a fluctuating interest rate per annum equal, for each day during such period, to the weighted average of rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York.

         "Fees" shall mean the Fees set forth in Sections 3.3, 3.4 and 3.5.

         "Final Financing Order" shall mean an order in form and substance satisfactory to the Agent in its sole discretion entered by the Bankruptcy Court pursuant to Sections 364(c) and (d) of the Bankruptcy Code and Federal Rule of Bankruptcy Procedure 4001(c), respectively, authorizing the Borrowers to incur the obligations on a final, post-Petition secured and superpriority basis.

         "Financial Statements" shall mean the consolidated and consolidating balance sheet of ADLT and its Subsidiaries, and the consolidated and consolidating statements of income, of stockholder's equity and of cash flows of ADLT and its Subsidiaries, in each case setting forth comparative figures for the same period for the preceding fiscal year, all in reasonable detail and in each case for the period specified.

         "Foreign Lender" shall mean any Lender or wholly-owned Affiliate organized under the laws of a jurisdiction outside of the United States.

         "Funding Bank" shall have the meaning ascribed to that term in Section 3.8.

         "GAAP" shall mean generally accepted accounting principles in the United States as in effect from time to time.

         "Governing Documents" shall mean, as to a Person, the Certificate or Articles of Incorporation and By-laws or other organizational or governing documents of such Person.

         "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any executive, legislative, judicial, regulatory or administrative functions thereof.

         "Guaranty" means any pledge by a Person of its credit or property in any manner for the payment or other performance of the indebtedness, contract or other obligation of another and includes (without limitation) any guaranty (whether of payment or of collection), surety, or obligation as a co-maker, endorser or Person that agrees conditionally or otherwise to make any purchase, loan or investment in order thereby to enable another to prevent or correct a default of any kind.

         "Hedge Agreement" shall mean any hedge agreement, interest rate swap, cap, collar or floor agreement, or other interest rate management device entered into by a Borrower with Agent or any of the Lenders in connection with the obligations incurred under this Credit Agreement.

         "Highest Lawful Rate" shall mean, at any time when any Obligations shall be outstanding hereunder, the maximum legal interest rate, that then may be contracted for, taken, reserved, charged or received on the Obligations owing under this Credit Agreement or any of the other Credit Documents, under (a) the laws of the State of Ohio (or the law of any other jurisdiction whose laws may be applicable notwithstanding other provisions of this Credit Agreement and the other Credit Documents) or (b) if higher, applicable federal laws, in any case after taking into account, to the extent permitted by applicable law, any and all relevant payments or charges under this Credit Agreement and any other Credit Documents executed in connection herewith, and any available exemptions, exceptions and exclusions.

         "Indebtedness" shall mean (without duplication), for any Borrower (excluding in all cases trade payables and accrued expenses, in each case arising in the ordinary course of business by such Borrower), (a) all obligations to repay borrowed money, direct or indirect, incurred, assumed, or guaranteed, (b) all obligations for the deferred purchase price of capital assets or services, (c) all obligations under conditional sales or other title retention agreements, (d) all obligations (contingent or otherwise) under any letter of credit, banker's acceptance, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device,
(e) all synthetic leases or obligations thereunder, (f) all capitalized leases in accordance with GAAP or obligations thereunder, (g) all obligations of such Borrower with respect to asset securitization financing programs to the extent that there is recourse against such Borrower or such Borrower is liable (contingent or otherwise) under any such program, (h) all obligations to advance funds to, or to purchase assets, property or services from, any other Person in order to maintain the financial condition of such Person, (i) all obligations under Hedge Agreements and any other similar agreement, (j) all obligations secured by assets of such Borrower, and (k) any other transaction (including forward sale or purchase agreements) having the commercial effect of a borrowing of money entered into by such Borrower to finance its operations or capital requirements.

         "Interim Financing Order" shall mean the Interim Order Authorizing Debtors-in-Possession to Obtain Post-Petition Financing Pursuant to Section 364 of the Bankruptcy Code,

Providing Adequate Protection and Granting Liens, Security Interests and Superiority Claims entered in the Cases by the Bankruptcy Court on February 6, 2003.

         "Internal Revenue Service" or "IRS" shall mean the United States Internal Revenue Service and any successor agency.

         "Inventory" shall mean, with respect to any Person, all of such Person's now owned or hereafter acquired goods, merchandise and other personal property, wherever located, to be finished under any contract of service or held for sale or lease, all raw materials, work-in-process, finished goods and materials and supplies of any kind, nature or description, which are or might be used or consumed in such Person's business or used in selling or furnishing such goods, merchandise and other personal property, and all documents of title or other documents representing them.

         "Investment" shall mean (a) the creation, acquisition, holding or ownership of any Subsidiary, (b) the making or holding of any investment in any stocks, bonds or securities of any kind, (c) being or becoming a party to any joint venture or other partnership, (d) making or keeping outstanding any advance or loan to any Person, or (e) being or becoming a Guarantor of any kind, except guarantees securing only Indebtedness of the Borrowers constituting Pre-Petition Obligations and Post-Petition Obligations.

         "Lender" shall, subject to Section 11.17(b)(ii), mean (a) each Person listed as a Lender on the signature pages hereof and (b) each Person that has been assigned any or all of the rights and obligations of a Lender pursuant to
Section 11.5.

         "Liens" shall mean any mortgage, security interest, lien, charge, encumbrance on, pledge or deposit of, or conditional sale or other title retention agreement with respect to any property (real or personal) or asset.

         "Loan" and "Loans" shall have the respective meanings ascribed to those terms in Section 2.1(a).

         "Loan Account" shall mean the loan account for the applicable Borrower established and maintained by Agent.

         "Majority Lenders" shall mean, at any time, those Lenders having at least sixty six and two-thirds percent (66 ?%) of the aggregate amount of the Commitment or, if there is any borrowing hereunder, the Lenders holding at least sixty six and two-thirds percent (66 ?%) of the aggregate amount of the outstanding Exposures; and for this purpose, a Lender's "Exposure" shall mean the aggregate amount of such Lender's outstanding Loans.

         "Material Adverse Effect" shall mean a material adverse effect on (a) the business, prospects, operations, results of operations, assets, liabilities, or condition (financial or otherwise) of all Borrowers taken together (other than the filing of the Cases and the events leading up thereto), (b) the value of the Pre-Petition Collateral (relative to the outstanding amount of the Pre-Petition Obligations) or the Post-Petition Collateral taken as a whole or the amount which the Agent or the Lenders would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of the Pre-Petition Collateral

(relative to the outstanding amount of the Pre-Petition Obligations) or the Post-Petition Collateral taken as a whole, (c) any Borrower's ability to perform its obligations under the Credit Documents to which it is a party, or (d) the rights and remedies of the Agent or the Lenders under any Credit Document.

         "Material Contract" shall mean any contract or other arrangement (other than the Credit Documents and the Pre-Petition Credit Agreement and related documents), whether written or oral, to which any Borrower or any Subsidiary of any Borrower is a party with respect to which breaches, non-performances, cancellations or failures to renew by any party thereto singly or in the aggregate could reasonably be expected to have a Material Adverse Effect.

         "Maximum DIP Commitment" shall mean Twenty-Six Million Ninety-Six Thousand Four Hundred Nine Dollars ($26,096,409).

         "Maximum DIP Revolving Commitment" shall mean Twenty-Six Million Ninety-Six Thousand Four Hundred Nine Dollars ($26,096,409), less then outstanding Pre-Petition Obligations (other than the Canadian Revolving Loan and the UK Revolving Loan, each as defined under the Pre-Petition Credit Agreement), less the amount by which the Export Borrowing Base is less than Two Million Fifty Thousand Dollars ($2,050,000).

         "Multiemployer Plan" shall mean a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA and (a) which is, or within the immediately preceding six (6) years was, contributed to by any Borrower, any Subsidiary of Borrower or any ERISA Affiliate or (b) with respect to which any Borrower or any Subsidiary of any Borrower may incur any liability.

         "Non-operating Borrower" shall mean any or all of Ballastronix (Delaware), Inc., a Delaware corporation, Microsun Technologies, Inc., an Ohio corporation, Lighting Resources International, Inc., an Ohio corporation, and ADLT Services, Inc., an Ohio corporation.

         "Notice of Borrowing" shall have the meaning ascribed to that term in
Section 2.3(a)(i).

         "Obligations" shall mean (a) the unpaid principal of and interest on all loans and advances made by the Agent and Lenders to or for the account of any of the Borrowers on or after the Petition Date, including, without limitation, the Loans, any advances made by the Lenders under the applicable Order, and all other "Post-Petition Loans" (as such term is defined in the applicable Order), (b) the Expenses, and (c) all other obligations and liabilities of the Borrowers to Agent and any Lender, which may arise under, out of, or in connection with, the Petitions, the Interim Financing Order, the Final Financing Order, the Credit Agreement, any other Credit Document or any other document made, delivered or given in connection herewith or therewith.

         "Order" shall mean the Interim Financing Order or the Final Financing Order, as applicable.

         "Other Foreign Subsidiaries" shall mean any of DSI India Private Ltd., Venture Lighting India Limited, Lighting Resources (India) Private Limited and Venture Power Systems Private Ltd., each incorporated under the laws of India, APL Japan Co. Ltd., incorporated under the laws of Japan, Lampway Direct Pty Ltd., incorporated under the laws of Australia, Advanced Lighting Technologies (NZ) Ltd, incorporated under the laws of New Zealand, Lighting Resources Holdings (Mauritias) Limited, incorporated under the laws of Mauritias, Venture Lighting Southeast Asia Pty Ltd., incorporated under the laws of Singapore, and Advanced Lighting Technologies Australia, Inc., an Ohio corporation.

         "Other Taxes" shall have the meaning ascribed to that term in Section 2.9(b).

         "Payment" shall have the meaning ascribed to it in Section 2.11.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation and any Person succeeding to the functions thereof.

         "Permitted Expenses" means, collectively, (i) expenses of the respective Borrowers, to the extent included in the Budget, (ii) fees required to be paid to the Office of the United States Trustee pursuant to 28 U.S.C. sec.1930(x), (iii) fees payable to the clerk of the Bankruptcy Court, and (iv) compensation for services rendered or reimbursement of expenses incurred that are permitted by the Bankruptcy Court to be paid under Sections 330 or 331 of the Bankruptcy Code to professionals retained pursuant to an order of the Bankruptcy Court by the Borrowers or the Committee, but only to the extent permitted in the applicable Order.

         "Permitted Investment" shall mean any of the following: (a) any endorsement of a check or other medium of payment for deposit or collection through normal banking channels or similar transaction in the normal course of business; (b) any investment in direct obligations of the United States of America or in certificates of deposit issued by a member bank of the Federal Reserve System; (c) any investment in commercial paper or securities which at the time of such investment is assigned the highest quality rating in accordance with the rating systems employed by either Moody's or Standard & Poor's; (d) the holding of the Subsidiaries, each of which is listed on Schedule 5.8; (e) the making of loans or advances permitted under Section 7.1(d) and (e); and (f) the loan from ADLT to Wayne R. Hellman in the outstanding principal amount as of February 5, 2003, of Twelve Million Seven Hundred Eighty-Nine Thousand Three Hundred Fifty Dollars ($12,789,350).

         "Permitted Lien" shall have the meaning ascribed to that term in
Section 7.2.

         "Permitted Restrictive Covenant" shall mean (a) any covenant or restriction contained in any Credit Document or permitted under the Pre-Petition Credit Agreement, (b) any covenant or restriction binding upon any Person at the time such Person becomes a Subsidiary of any Borrower if the same is not created in contemplation thereof, (c) any covenant or restriction of the type referenced in Section 7.1 that is contained in any contract evidencing or providing for the creation of or concerning Indebtedness secured by any purchase money Lien, lease or license so long as such covenant or restriction is limited to the property purchased therewith or relating thereto, (d) any covenant or restriction described in Schedule 7.1(b), if any, but only to the extent such covenant or restriction is there identified by specific reference to the provision of the contract in which such covenant or restriction is contained or (e) any covenant or restriction that (i) is not more burdensome than an existing Permitted Restrictive Covenant that is such by virtue of clause (b), (c) or (d); (ii) is contained in a contract constituting a renewal, extension or replacement of the Contract in which such existing Permitted Restrictive Covenant is contained; and (iii) is binding only on the Person or Persons bound by such existing Permitted Restrictive Covenant.

         "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or government (including any division, agency or department thereof), and, as applicable, the successors, heirs and assigns of each.

         "Petition Date" shall have the meaning set forth in the Preliminary Statements.

         "Petitions" shall have the meaning set forth in the Preliminary Statements.

         "Plan" shall mean any employee benefit plan, program or arrangement, whether oral or written, maintained or contributed to by any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate, or with respect to which any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate, may incur liability.

         "PNC Account" shall have the meaning ascribed to that term in Section 2.6(b).

         "Post-Petition Collateral" shall have the meaning set forth in the applicable Order.

         "Post-Petition Guaranties" shall mean Guaranties executed in favor of Agent and Lenders by each Post-Petition Guarantor.

         "Post-Petition Guarantors" shall mean ADLT Realty Corp. I, Inc., Deposition Sciences, Inc., Venture Lighting Power Systems, North America, Inc., Parry Power Systems Limited and Venture Lighting Europe Ltd.

         "Post-Petition Obligations" shall mean, collectively, all obligations of the Borrowers under this Credit Agreement, any Hedge Agreements, any obligations arising under any forward sale or currency exchange agreement or other foreign currency management agreement by a Borrower with Agent or any of the Lenders (whether or not entered into as of the date hereof), and the agreements, documents and instruments entered into in connection herewith.

         "Pre-Petition Agent" shall have the meaning set forth in the Preliminary Statements.

         "Pre-Petition Borrowers" shall mean Advanced Lighting Technologies, Inc., an Ohio corporation, Venture Lighting Power Systems, North America Inc., a corporation organized under the laws of the Province of Nova Scotia, Parry Power Systems Limited (Company No. 2833448), incorporated under the laws of England, and Venture Lighting Europe Ltd. (Company No. 3341889), incorporated under the laws of England.

         "Pre-Petition Collateral" shall have the meaning set forth in the applicable Order.

         "Pre-Petition Corporate Guaranties" shall mean Guaranties executed in favor of Agent and Lenders by each Pre-Petition Corporate Guarantor.

         "Pre-Petition Corporate Guarantors" shall mean ADLT Realty Corp. I, Inc., ADLT Services, Inc., APL Engineered Materials, Inc., Ballastronix (Delaware), Inc., Lighting Resources International, Inc., Microsun Technologies, Inc., Venture Lighting International, Inc. and Deposition Sciences, Inc.

         "Pre-Petition Credit Agreement" shall have the meaning set forth in the Preliminary Statements.

         "Pre-Petition Lender" and "Pre-Petition Lenders" shall have the respective meanings set forth in the Preliminary Statements.

         "Pre-Petition Obligations" shall mean, collectively, all obligations of the Pre-Petition Borrowers under the Pre-Petition Credit Agreement and agreements, documents and instruments entered into in connection therewith, including, without limitation, obligations of the respective Borrowers to any Pre-Petition Lender resulting from any remedy imposed by the Bankruptcy Court against any of the Pre-Petition Lenders under the applicable Order.

         "Prime Lending Rate" shall mean the rate that PNC Bank, National Association, publicly announces from time to time in as its prime lending rate in the United States, as in effect from time to time. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. PNC Bank, National Association, and each of the Lenders may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

         "Prohibited Transaction" shall mean any transaction that is prohibited under Code Section 4975 or ERISA Section 406 and not exempt under Code Section 4975 or ERISA Section 408.

         "Proportionate Share" shall, subject to Section 11.17(b), mean, with respect to any Lender, a fraction (expressed as a percentage), the numerator of which shall be the amount of such Lender's Commitment and the denominator of which shall be the aggregate Commitments of all Lenders or, if the Commitments have been terminated, a fraction the numerator of which shall be the principal amount of such Lender's Exposure and the denominator of which shall be the Total Exposure.

         "Receivable" shall mean an account, contract right, instrument, document, chattel paper, general intangible relating to accounts, drafts and acceptances, and all other forms of obligations owing to a Person arising out of or in connection with the sale or lease of Inventory or the rendition of services, all guarantees and other security therefor, whether secured or unsecured, now existing or hereafter created.

         "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto.

         "Reportable Event" shall mean any of the events described in Section 4043 of ERISA and the regulations thereunder.

         "Requirement of Law" shall mean, as to any Person, the Governing Documents of such Person, and any law, treaty, rule, regulation, direction, ordinance, criterion or guideline or determination of a court or other Governmental Authority or determination of an arbitrator, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Restricted Payment" shall mean a payment made, liability incurred or other consideration given for the purchase, acquisition, redemption or retirement of any capital stock or other equity interest of any Borrower or ADLT Realty or as a dividend, return of capital or other distribution (other than any stock dividend, stock split or other equity distribution payable in capital stock or other equity of any Borrower or ADLT Realty) in respect of any Borrower's or ADLT Realty's capital stock or other equity interest.

         "Revolving Loans" shall have the meaning set forth in Section
2.2(a)(ii).

         "Settlement Date" shall have the meaning ascribed to that term in
Section 2.4(b)(i).

         "Subsidiary" shall mean (a) a corporation more than fifty percent (50%) of the Voting Stock (or voting power of all outstanding Voting Stock) of which is owned, directly or indirectly, by ADLT or by one or more other subsidiaries of ADLT or by ADLT and one or more subsidiaries of a Borrower, (b) a partnership or limited liability company of which ADLT, one or more other subsidiaries of ADLT, or ADLT and one or more subsidiaries of ADLT, directly or indirectly, is a general partner or managing member, as the case may be, or otherwise has the power to direct the policies, management and affairs thereof, or (c) any other Person (other than a corporation) in which ADLT, one or more other subsidiaries of ADLT or ADLT and one or more subsidiaries of ADLT, directly or indirectly, has at least a majority ownership interest or the power to direct the policies, management and affairs thereto.

         "Tax Transferee" shall have the meaning ascribed to that term in
Section 2.9(a).

         "Taxes" shall have the meaning ascribed to that term in Section 2.9(a).

         "Total Exposure" shall mean, at any time, an amount equal to the sum of the principal amount of outstanding Loans.

         "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of Ohio; provided that, if, with respect to any financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the Liens granted to the Agent pursuant to the applicable Credit Document is governed by the Uniform Commercial Code as in effect from time to time in any jurisdiction of the United States other than the State of Ohio, "UCC" shall mean the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of this Credit Agreement, each other Credit Document and any financing statement relating to such perfection or effect of perfection or non-perfection.

         "UK Companies" shall mean Parry Power Systems Limited and Venture Lighting Europe Ltd., each incorporated under the laws of the United Kingdom.

         "VL" shall mean Venture Lighting International, Inc., an Ohio corporation.

         "VL Line of Business" shall mean VL and the other entities in the VL business unit as included in the Budget.

         "Voting Stock" shall mean with respect to any Person, Capital Securities of any class or kind having the power to vote for the election of directors, manager or other voting members of the governing body of such Person.

         "Weekly Budget" shall mean the Budget (including for each of the ADLT Line of Business, the APL Line of Business, the DSI Line of Business, and the VL Line of Business, sales, collections and disbursements) for the Borrowers and DSI, on an aggregated basis, for the applicable week, as reviewed by the Parkland Group.

         "Wholly-Owned Subsidiary" shall mean, with respect to any Person, any Subsidiary of such Person all of the Capital Securities of which are, directly or indirectly, owned or controlled by such Person or one or more Wholly-Owned Subsidiaries of such Person or by such Person and one or more of such Subsidiaries.

         "Work-In-Process" shall mean that portion of Inventory comprised of products and/or goods being manufactured and/or assembled by a Person but not yet completed.

         1.2 ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise defined or specified herein, all accounting terms used herein shall have the meanings customarily given in accordance with GAAP, and all financial computations to be made under this Credit Agreement shall, unless otherwise specifically provided herein, be made in accordance with GAAP applied on a basis consistent in all material respects with the Financial Statements delivered to the Agent and the Lenders on or prior to the Closing Date. The Financial Statements required to be delivered hereunder from and after the Closing Date and all financial records shall be maintained in accordance with GAAP as in effect as of the date of the Financial Statements delivered to the Agent and the Lenders on the Closing Date or, if GAAP shall change from the basis used in preparing the Financial Statements delivered to the Agent and the Lenders on or prior to the Closing Date, the certificates required to be delivered pursuant to Section 6.1 demonstrating compliance with the covenants contained herein, shall include calculations setting forth the adjustments necessary to demonstrate how the Borrowers are in compliance with the financial covenants based upon GAAP as in effect on the Closing Date. If any Borrower shall change its method of inventory accounting from the first-in-first-out method to the last-in-last-out method, all calculations necessary to determine compliance with the covenants contained herein shall be made as if such method of inventory accounting had not been so changed.

         1.3 OTHER INTERPRETIVE PROVISIONS. Terms not otherwise defined herein which are defined in the UCC shall have the meanings given them in the UCC. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Credit Agreement shall refer to this Credit Agreement as a whole and not to any particular provision of this Credit Agreement, and references to Article, Section, Annex, Schedule, Exhibit and like references are references to this Credit Agreement unless otherwise specified. Any item or list of items set forth following the word "including," "include" or "includes" is set forth only for the purpose of indicating that, regardless of whatever other items are in the category in which such item or items are "included," such item or items are in such category, and shall not be construed as indicating that the items in the category are limited to such items or to items similar to such items. An Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in accordance with Section 11.9. Except as otherwise specified herein, all references herein (a) to any Person shall be deemed to include such Person's successors and assigns, (b) to any Requirement of Law defined or referred to herein shall be deemed references to such Requirement of Law or any successor Requirement of Law as the same may have been or may be amended or supplemented from time to time, and (c) to any Credit Document or Collateral Document defined or referred to herein shall be deemed references to such Credit Document or Collateral Document (and, in the case of any promissory note or any other instrument, any instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time. Whenever the context so requires, the neuter gender includes the masculine or feminine, the masculine gender includes the feminine, and the singular number includes the plural, and vice versa. Except as otherwise specified herein, all references to the time of day shall be deemed to be to Cleveland, Ohio time as then in effect.

                                   ARTICLE II

                                      LOANS

         2.1      COMMITMENTS; BORROWING AMOUNT.

         (a) Subject to the terms and conditions set forth in this Credit Agreement and in the Order, and in reliance on the representations and warranties of the Borrowers set forth herein, on and after the Closing Date and to but excluding the Expiration Date, each of the Lenders severally and not jointly agrees to make from time to time loans and advances to the Borrowers hereunder on a joint and several basis (each a "Loan" and collectively, the "Loans") as provided herein; provided that, no Loan shall be made by any Lender if, after giving effect to the making of such Loan and the simultaneous application of the proceeds thereof, the aggregate amount of the outstanding Loans would exceed the Maximum DIP Commitment and provided further that no Revolving Loan shall be made by any Lender if, after giving effect to the making of such Loan and the simultaneous application of the proceeds thereof, the aggregate amount of the outstanding Revolving Loans would exceed the Maximum DIP Revolving Commitment.

         (b) The aggregate principal amount of Revolving Loans made on any day may not exceed 50% of the aggregate amount of expenses included in the Budget for the calendar week in which such day falls (the "Daily Cap"); provided that, notwithstanding the foregoing, if all of the Lenders consent, the Agent shall make Revolving Loans in excess of the Daily Cap.

         2.2 BORROWING FACILITIES.

         (a) Revolving Loans

                  (i) Borrower Revolving Loans. Subject to the terms and conditions of this Credit Agreement, prior to the Expiration Date, the Lenders shall make Revolving Loans to Borrowers in such amount or amounts as Borrowers may from time to time request, but not exceeding in the aggregate principal amount at any time outstanding hereunder the amounts shown as required borrowings in the Weekly Budget. Each Lender's individual commitment to make Revolving Loans hereunder shall not exceed such Lender's Commitment share of Revolving Loans as set forth on Annex I. The availability of Revolving Loans to Borrowers, and the Lenders' obligations to make Revolving Loans to Borrowers, is further subject to the limitations contained in Section 2.1 hereof. The principal amount of the Revolving Loans shall be payable on the Expiration Date.

                  (ii) Revolving Notes. To evidence the Revolving Loans to be made by the Lenders pursuant to Sections 2.2(a)(i) (the "Revolving Loans"), Borrowers shall execute and deliver to each Lender a Revolving Note, dated the Closing Date, in the form of Exhibit B hereto, the principal face amount equal to such Lender's Commitment share of Revolving Loans as set forth on Annex I.

                  (iii) Interest on Revolving Loans. Borrowers shall pay interest on the Revolving Loans at the Prime Lending Rate plus the Applicable Margin, commencing March 1, 2003, and continuing on the first day of each succeeding month thereafter and at the maturity thereof.

         (b) Export Revolving Loans. Subject to the terms and conditions of this Credit Agreement, and subject to the terms and conditions of the Export Credit Agreement and such other documents and agreements as may be required by EXIM, prior to the Expiration Date, the Lenders shall make Export Revolving Loans to ADLT in such amount or amounts as ADLT may from time to time request, but not exceeding in the aggregate principal amount at any time outstanding hereunder the lesser of (i) the Export DIP Maximum Loan Amount, and (ii)(A) the Maximum DIP Commitment, less (B) then outstanding Revolving Loans. The availability of Export Revolving Loans to ADLT, and the Lenders' obligations to make Export Revolving Loans to ADLT, is further subject to the limitations contained in
Section 2.1 hereof. Without limiting the generality of the foregoing, all amounts drawn under the Export DIP Maximum Loan Amount shall be deemed to be Loans made within the Maximum DIP Commitment and the amount available to be borrowed under the Maximum DIP Revolving Commitment shall be reduced by the aggregate amount drawn and available to be drawn at any time under the Export DIP Maximum Loan Amount.

         2.3 BORROWING MECHANICS.

         (a) Except as otherwise expressly provided in this Credit Agreement, Borrowings shall be made on notice from or on behalf of the applicable Borrower to the Agent, given not later than 1:00 P.M. on the Business Day on which a proposed Borrowing is requested to be made.

                  (i) Each Notice of Borrowing shall be given by telephone or facsimile transmission, and, if by telephone, confirmed in writing, substantially in the form of Exhibit C or in such other form as shall be reasonably satisfactory to Agent (the "Notice of Borrowing"). Each Notice of Borrowing shall be irrevocable and binding on the Borrowers.

                  (ii) The applicable Borrower shall notify the Agent in writing of the names of the Borrower's officers authorized to request Loans and specifying which of those officers are also, or, if none are, the officers that are, authorized to direct the disbursement of Loans in a manner contrary to standing disbursement instructions, and shall provide the Agent with a specimen signature of each such officer. In the absence of a specification of those officers who are authorized to vary standing disbursement instructions, the Agent may assume that each officer authorized to request Loans also has such authority. The Agent shall be entitled to rely conclusively on the authority of such officers of the applicable Borrower to request Loans on behalf of that Borrower, or to vary standing disbursement instructions, until the Agent receives written notice to the contrary. The Agent shall have no duty to verify the authenticity of the signature appearing on any Notice of Borrowing or other writing delivered pursuant to this Section 2.3(a) and, with respect to an oral request for Loans, the Agent shall have no duty to verify the identity of any individual representing himself as one of the officers authorized to make such request on behalf of the applicable Borrower. Neither the Agent nor any of the Lenders shall incur any liability to or any of the Borrowers as a result of (a) acting upon any telephonic notice referred to in this
         Section 2.3(a) if the Agent believes in good faith such notice to have been given by a duly authorized individual authorized to request Loans on behalf of the applicable Borrower or to direct the disbursement thereof in a manner contrary to standing disbursement instructions, or
         (b) otherwise acting in good faith under this Section 2.3 and an advance made and disbursed pursuant to any such telephonic notice shall be deemed to be a Loan for all purposes of this Credit Agreement.

         (b) The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing.

         (c) In addition to being evidenced, as provided in Section 2.7, by the Borrowers' Loan Account, each Lender's Loans and the Borrowers' joint and several obligations to repay such Loans with interest in accordance with the terms of this Credit Agreement shall be evidenced by this Credit Agreement and the records of such Lender. The records of each Lender shall be prima facie evidence of such Lender's Loans and accrued interest thereon and of all payments made in respect thereof.

         (d) Each Lender shall be entitled to earn interest as provided in
Section 2.2 hereof on outstanding Loans which it has funded to the Agent, provided that, if any amount received by the Agent in respect of interest on the outstanding Loans and distributed by it is thereafter recovered from the Agent, such Lender shall, upon request, repay to the Agent its

Proportionate Share of the amount so recovered to the extent received by it, but without interest (unless the Agent is required to pay interest on the amount recovered, in which case such Lender shall be required to pay interest at a like rate).

         (e) Notwithstanding the obligation to send written confirmation of a Notice of Borrowing made by telephone if and when requested by the Agent, in the event that the Agent agrees to accept a Notice of Borrowing made by telephone, such telephonic Notice of Borrowing shall be binding on each Borrower whether or not written confirmation is sent. The Agent may act prior to the receipt of any requested written confirmation, without any liability whatsoever, based upon telephonic notice believed by the Agent in good faith to be from the Borrowers. The Agent's records of the terms of any telephonic Notices of Borrowing shall be conclusive on each Borrower and the Lenders in the absence of gross negligence or willful misconduct on the part of the Agent in connection therewith.

         2.4 SETTLEMENTS AMONG THE AGENTS AND THE LENDERS.

         (a) Except as provided in Section 2.4(b), the Agent shall give each Lender prompt notice of each Notice of Borrowing by telecopy or facsimile transmission not later than 3:00 P.M. on the date of receipt of each Notice of Borrowing (unless such Notice of Borrowing specifies the Closing Date as the date of Borrowing, in which case no later than 11:00 A.M. on the Closing Date). Each Lender will make available, to the Agent at the office of the Agent set forth in Section 11.4 or as otherwise directed by the Agent, in immediately available funds in Dollars, its Proportionate Share of such Borrowing requested to be made. Unless the Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Agent its portion of the Borrowing to be made on such date, the Agent may assume that such Lender will make such amount available to the Agent on the Settlement Date and the Agent, in reliance upon such assumption, may, but shall not be obligated to, make available the amount of the Borrowing to be provided by such Lender. If and to the extent such Lender shall not have so made available to the Agent its Proportionate Share on such date, and the Agent shall have so made available to the Borrowers a corresponding amount on behalf of such Lender, the Agent may recover such amount on demand from such Lender in accordance with
Section 11.17. If such Lender does not pay such corresponding amount promptly upon the Agent's demand therefor, the Agent may promptly notify the Borrowers and the Borrowers shall immediately repay such corresponding amount to the Agent together with accrued interest thereon at the then applicable rate provided in Sections 4.1 and 4.2.

         (b) Unless the Majority Lenders have instructed the Agent to the contrary, the Agent on behalf of the Lenders may, but shall not be obligated to, make Loans under Section 2.2 without prior notice of the proposed Borrowing to the Lenders, subject to the following settlement arrangements:

                  (i) The amount of each Lender's Proportionate Share of Loans shall be computed weekly (or more frequently in the Agent's discretion) and shall be adjusted upward or downward on the basis of the amount of outstanding Loans as of 5:00 P.M. on the last Business Day of the period specified by the Agent (such date, the "Settlement Date"). The Agent shall deliver to each of the Lenders promptly after the

         Settlement Date a summary statement of the amount of outstanding Loans for such period. The Lenders shall transfer to the Agent, or, subject to Section 11.17(b)(i), the Agent shall transfer to the Lenders, such amounts as are necessary so that (after giving effect to all such transfers) the amount of Loans made by each Lender shall be equal to such Lender's Proportionate Share of the aggregate amount of Loans outstanding as of such Settlement Date. If the summary statement is received by the Lenders prior to 12:00 noon on any Business Day, each Lender shall make the transfers described above in immediately available funds no later than 3:00 P.M. on the day such summary statement was received; and if such summary statement is received by the Lenders after 12:00 noon on such day, each Lender shall make such transfers no later than 3:00 P.M. on the next succeeding Business Day. The obligation of each of the Lenders to transfer such funds shall be irrevocable and unconditional and without recourse to or warranty by the Agent. Each of the Agent and the Lenders agrees to mark its books and records on the Settlement Date to show at all times the dollar amount of its Proportionate Share of the outstanding Loans.

                  (ii) To the extent that the settlement described above shall not yet have occurred, upon repayment of Loans by the Borrowers, the Agent may first apply such amounts repaid directly to the amounts made available by the Agent pursuant to this Section 2.3(b).

                  (iii) Because the Agent on behalf of the Lenders may be advancing and/or may be repaid Loans prior to the time when the Lenders will actually advance and/or be repaid Loans, interest with respect to Loans shall be allocated by the Agent to each Lender and the Agent in accordance with the amount of Loans actually advanced by and repaid to each Lender and the Agent and shall accrue from and including the date such Loans are so advanced to but excluding the earlier of the date such Loans are either repaid by the Borrowers in accordance with
         Section 2.5 and 2.6 or actually settled by the applicable Lender as described in this Section 2.4(b).

         2.5 MANDATORY AND VOLUNTARY REDUCTION OF COMMITMENTS.

         (a) On the Expiration Date, the Commitment of each Lender shall automatically reduce to zero and may not be reinstated.

         (b) The Borrowers may permanently reduce or terminate the Commitments at any time and from time to time in whole or in part, any such reduction or termination to be pro rata on the amounts at the time of the Commitments.

         (c) The amount by which Total Exposure exceeds an amount equal to the lesser of (x) the aggregate Commitments of the Lenders and (y) the Maximum DIP Revolving Commitment, in each case at any time (including, without limitation, as a result of any voluntary permanent reduction or termination of the Commitments pursuant to Section 2.5(b)), shall be immediately due and payable without the necessity of any notice or demand. Additionally, to the extent (i) Revolving Loans to ADLT exceed those permitted to be made under Section 2.2(a) or (ii) Export Revolving Loans exceed those permitted to be made under Section 2.2(b) (including, without limitation, as a result of any voluntary permanent reduction or termination of the Commitments pursuant to Section 2.5(b)), then the amount of such excess Revolving Loans or Export Revolving Loans shall be immediately due and payable without the necessity of any notice or demand.

         2.6 PAYMENTS AND COMPUTATIONS.

         (a) The Borrowers shall make each payment under the Credit Documents not later than 2:00 P.M. on the day when due in Dollars to the Agent at its address referred to in Section 11.4 in immediately available funds. The obligations of the Borrowers to the Lenders with respect to such payments shall be discharged by making such payments to the Agent pursuant to this Section 2.6 or by the Agent, in its discretion, adding such payments to the principal amount of the Loans outstanding by charging such payments to the Borrowers' Loan Account pursuant to Section 2.7.

         (b) Borrowers shall cause all Collections to be deposited promptly upon receipt thereof into accounts (each a "Depositary Account") established and maintained by such Borrower at the Agent or a financial institution reasonably acceptable to the Agent (each a "Depositary Account Bank"). Pursuant to the applicable Order, each Depositary Account Bank shall cause all available amounts held in each Depositary Account to be wired each Business Day into an account (the "PNC Account") maintained by the Agent at PNC Bank, National Association. Termination of such arrangements shall be subject to prior written consent of the Agent. All Collections received by the Agent hereunder shall be applied as set forth in Section 3 of the applicable Order.

         2.7 MAINTENANCE OF ACCOUNT. The Agent shall maintain an account for ADLT and such other Borrowers it deems appropriate (other than Non-operating Borrowers) ("Borrowers' Loan Accounts") on its books in the name of the Borrowers in which the Borrower will be charged with all loans and advances made by the Lenders to the Borrowers or for the Borrowers' account, including the Loans, the Expenses and any other Obligations. ADLT and such other Borrowers will be credited, in accordance with Section 2.6 above, with all amounts received by the Agent or the Lenders from the Borrowers or from others for the Borrowers' account, including, as set forth above, all amounts received by the Agent in payment of Accounts. In no event shall prior recourse to any Accounts or other Collateral be a prerequisite to the Agent's right to demand payment of any Obligation upon its maturity. Further, the Agent shall have no obligation whatsoever to perform in any respect any of the contracts or obligations relating to the Accounts.

         2.8 STATEMENT OF ACCOUNT. After the end of each month, the Agent shall send the Borrowers a statement accounting for the charges, loans, advances and other transactions occurring among and between the Agent, the Lenders, and the Borrowers during that month. The monthly statements shall, absent manifest error, be final, conclusive and binding on the Borrowers.

         2.9 WITHHOLDING AND OTHER TAXES.

         (a) Any and all payments by the Borrowers hereunder shall be made, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings and penalties, interests and all other liabilities with respect thereto ("Taxes"), excluding (i) in the case of each such Lender, or the Agent, Taxes imposed on its net income (including any Taxes imposed on branch profits) and franchise taxes imposed on it by the jurisdiction under the laws of which such Lender, or the Agent (as the case may be) is organized or any political subdivision thereof, (ii) in the case of each such Lender, Taxes imposed on its net income (including any Taxes imposed on branch profits), and franchise Taxes imposed on it, by the jurisdiction of such Lender's lending office or any political subdivision thereof, (iii) in the case of each such Lender, and the Agent, any Taxes that are in effect and that would apply to a payment of such Lender, or Agent, as applicable, as of the Closing Date, and (iv) if any Person acquires any interest in this Credit Agreement or the Loans pursuant to the provisions hereof, or a Foreign Lender or the Agent changes the office in which any Loan or any other Obligation of any Borrower is made, accounted for or booked, (any such Person, or such Foreign Lender or the Agent in that event, being referred to as a "Tax Transferee"), any Taxes to the extent that they are in effect and would apply to a payment to such Tax Transferee as of the date of the acquisition of such interest or changes in office, as the case may be (all such non-excluded Taxes being hereinafter referred to as "Covered Taxes"). If any Borrower shall be required by law to deduct any Covered Taxes from or in respect of any sum payable hereunder to or for the benefit of any Lender, the Agent or any Tax Transferee, (A) the sum payable shall be increased as may be necessary so that after making all required deductions of Covered Taxes (including deductions of Covered Taxes applicable to additional sums payable under this Section 2.9) such Lender, the Agent or such Tax Transferee, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (B) such Borrower shall make such deductions and (C) such Borrower shall pay the full amount so deducted to the relevant taxation authority or other authority in accordance with applicable law.

         (b) In addition, each Borrower agrees to pay any present or future stamp, documentary, excise, privilege, intangible or similar levies that arise at any time or from time to time (i) from any payment made under any and all Credit Documents, (ii) from the transfer of the rights of any Lender under any Credit Documents to any transferee or (iii) from the execution or delivery by any Borrower of, or from the filing or recording or maintenance of, or otherwise with respect to the exercise by the Agent or the Lenders of their rights under, any and all Credit Documents (hereinafter referred to as "Other Taxes").

         (c) The Borrowers will jointly and severally indemnify each Lender, the Agent, and any Tax Transferee for the full amount of (i) Covered Taxes imposed on or with respect to amounts payable hereunder, (ii) Other Taxes AND (iii) any Taxes other than Covered Taxes imposed by any jurisdiction on amounts payable under this Section 2.8 paid by such Lender, the Agent or such Tax Transferee, as the case may be, and any liability (including penalties, interest and expenses) arising solely therefrom or with respect thereto whether or not such Taxes were correctly or legally asserted by the relevant governmental taxing authority. Payment of this indemnification shall be made within thirty (30) days from the date such Lender, the Agent or such Tax Transferee certifying and setting forth in reasonable detail the calculation thereof as to the amount and type of such Taxes. Any such certificate submitted by such Lender, the Agent or such Tax Transferee in good faith shall, absent manifest error, be final, conclusive and binding on all parties.

         (d) If a Tax Transferee that is organized under the laws of a jurisdiction outside of the United States acquires an interest in this Credit Agreement, the Loans, or a Foreign Lender changes the office through which Loans or any other Obligations are made, accounted for or booked, the transferor, or the applicable Foreign Lender, in the case of a change of office, shall cause such Tax Transferee to agree that, on or prior to the effective date of such acquisition or change, as the case may be, it will deliver to the Agent (i) two valid, duly completed copies of IRS Form 1001 or 4224 or successor applicable form, as the case may be, and any other required form, certifying in each case that such Tax Transferee is entitled to receive payments under this Credit Agreement payable to it without deduction or withholding of United States federal income tax or with such withholding imposed at a Reduced Rate and (ii) a valid, duly completed IRS Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding tax. Each Tax Transferee that delivers to the Agent a Form 1001 or 4224, and Form W-8 or W-9 and any other required form, pursuant to the next preceding sentence, further undertakes to deliver two further copies of the said Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms, or other manner of required certification, as the case may be, on or before the date that any such form expires or becomes obsolete or otherwise is required to be resubmitted as a condition to obtaining an exemption from a required withholding of United States federal income tax or entitlement to having such withholding imposed at the reduced rate or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Agent, and such extensions or renewals thereof as may reasonably be requested by the Agent, certifying (A) in the case of a Form 1001 or 4224 that such Tax Transferee is entitled to receive payments under this Credit Agreement without deduction or withholding of any United States federal income taxes or with such withholding imposed at the reduced rate, unless any change in treaty, law or regulation or official interpretation thereof has occurred after the effective date of such acquisition or change and prior to the date on which any such delivery would otherwise be required that renders all such forms inapplicable or that would prevent such Tax Transferee from duly completing and delivering any such form with respect to it, and such Tax Transferee advises the Agent that it is not capable of receiving payments (1) without any deduction or withholding of United States federal income tax or (2) with such withholding at the reduced rate, as the case may be, or (B) in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax.

         (e) If any Taxes for which any Borrower would be required to make payment under this Section 2.9 are imposed, the applicable Lender or the Agent, as the case may be, shall use its best efforts to avoid or reduce such Taxes by taking any appropriate action (including assigning its rights hereunder to a related entity or a different office) which would not in the sole opinion of such Lender or the Agent be otherwise disadvantageous to such Lender or the Agent, as the case may be.

         (f) Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 2.8 shall survive the payment in full of the Obligations.

         2.10 AFFECTED LENDERS. If any Borrower is obligated to pay to any Lender any amount under Sections 2.9 or 3.8, or if any Lender is a Defaulting Lender, the Borrowers may, if no Default or Event of Default then exists, replace such Lender with another lender acceptable to the Agent, and such Lender hereby agrees to be so replaced, subject to the following:

         (a) The obligations of the Borrowers hereunder to the Lender to be replaced (in its capacity as a Lender, and including such increased or additional costs incurred from the date of notice to the Borrowers of such increase or additional costs through the date such Lender is replaced hereunder) shall be paid in full to such Lender concurrently with such replacement; and

         (b) If such replacement is a result of increased costs under Sections
2.9 or 4.6, the replacement Lender shall be a bank or other financial institution that is not subject to such increased costs which caused the Borrowers' election to replace any Lender hereunder, and each such replacement Lender shall execute and deliver to the Agent such documentation satisfactory to the Agent pursuant to which such replacement Lender is to become a party hereto, conforming to the provisions of Section 11.5, with a Commitment equal to that of the Lender being replaced and shall make Loans in the aggregate principal amount equal to the aggregate outstanding principal amount of the Loans of the Lender being replaced;

         (c) Upon such execution of such documents referred to in clause (c) and repayment of the amounts referred to in clause (a), the replacement lender shall be a "Lender" with a Commitment as specified hereinabove and the Lender being replaced shall cease to be a "Lender" hereunder, except with respect to indemnification provisions under this Credit Agreement, which shall survive as to such replaced Lender;

         (d) The Agent shall reasonably cooperate in effectuating the replacement of any Lender under this Section 2.10, but at no time shall the Agent be obligated to initiate any such replacement;

         (e) Any Lender replaced under this Section 2.10 shall be replaced at the Borrowers' sole cost and expense and at no cost or expense to the Agent or any of the Lenders; and

         (f) If the Borrowers propose to replace any Lender pursuant to this
Section 2.10 because the Lender seeks reimbursement under either Section 2.9 or 3.8, then it must also replace any other Lender who seeks similar levels of reimbursement (as a percentage of such Lender's Commitment) under such Sections.

         2.11 SHARING OF PAYMENTS. If any Lender shall obtain any payment (whether voluntary, involuntary, and whether through the exercise of any right of set-off by virtue of its claim in any applicable bankruptcy, insolvency or other similar proceeding being deemed secured by a Liability owed by it to any Borrowers or their Subsidiaries, including a claim deemed secured under Section 506 of the Bankruptcy Code, or otherwise) (each a "Payment"), on account of (A) the Loans made by it, or (B) any of the other Obligations due and payable to it in excess of its Proportionate Share of payments on account of the Loans or such other Obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Loans made by them, or their other such Obligations as shall be then due and payable as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and each such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (1) the amount of such Lender's required repayment to (2) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect to the total amount so recovered. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.11 may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation.

                                  ARTICLE III

                           INTEREST, FEES AND EXPENSES

         3.1 CALCULATIONS OF INTEREST AND FEES ON LOANS. Interest on Loans, Fees and other fees and charges hereunder shall be computed on the basis of a year having 360 days and calculated for the actual number of days elapsed. In the event of any change in the Prime Lending Rate, the rate hereunder shall change, effective as of the day the Prime Lending Rate changes. Each determination by the Agent of any interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

         3.2 INTEREST AFTER EVENT OF DEFAULT. Interest on any amount of overdue interest on or overdue principal of the Loans, and interest on the amount of principal under the Loans outstanding as of the date an Event of Default occurs, and at all times thereafter until the earlier of the date upon which (a) all Obligations have been paid and satisfied in full or (b) such Event of Default shall not be continuing, shall be payable on demand at a rate per annum equal to the Prime Lending Rate plus the Applicable Margin plus two percent (2%) (the "Default Rate"). In the event of any change in said applicable interest rate, the rate hereunder shall change, effective as of the day the applicable interest rate changes, so as to remain two percent (2%) per annum above the then applicable interest rate.

         3.3 FACILITY FEE. Borrowers shall pay to Agent, for the ratable benefit of the Lenders, as consideration for the Revolving Loans available under the Commitment, a facility fee from the Closing Date until the Expiration Date equal to One Thousand Five Hundred Dollars ($1,500) per month. The facility fee shall be payable, in advance, on the Closing Date and on the first day of each month (prorated for partial months), commencing on the Closing Date, and thereafter on the Expiration Date.

         3.4 CLOSING FEE. Borrowers shall pay to Agent for the ratable benefit of the Lenders a closing fee of One Hundred Thousand Dollars ($100,000), payable on the Closing Date.

         3.5 COLLATERAL MONITORING FEE. Borrowers shall pay to Agent a collateral monitoring fee of Five Thousand Dollars ($5,000) per month, payable in advance on the

Closing Date and the first day of each month (prorated for partial months), commencing on the Closing Date.

         3.6 REIMBURSEMENT OF EXPENSES. From and after the Closing Date, the Borrowers shall reimburse the Agent and Lenders for all Expenses within three
(3) Business Days after demand.

         3.7 AUTHORIZATION TO CHARGE BORROWERS' LOAN ACCOUNT. Each Borrower hereby authorizes the Agent to charge the Borrowers' Loan Account with the amount of all Fees, Expenses and other payments to be paid hereunder and under the other Credit Documents as and when such payments become due. Each Borrower confirms that any charges which the Agent may so make to the Borrowers' Loan Account as herein provided will be made as an accommodation to the Borrowers and solely at the Agent's discretion.

         3.8 INDEMNIFICATION IN CERTAIN EVENTS. If after the Closing Date, either (a) any change in or in the interpretation of any law or regulation is introduced, including with respect to reserve requirements, applicable to PNC or any other banking or financial institution from whom any of the Lenders borrows funds or obtains credit (a "Funding Bank"), the Agent or any of the Lenders, or
(b) the Agent, a Funding Bank or any of the Lenders complies with any future guideline or request from any central bank or other Governmental Authority or
(c) the Agent, a Funding Bank or any of the Lenders determines that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof has or would have the effect described below, or the Agent, a Funding Bank or any of the Lenders complies with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, and in the case of any event set forth in this clause (c), such adoption, change or compliance has or would have the direct or indirect effect of reducing the rate of return on any of the Lenders' capital as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such adoption, change or compliance (taking into consideration the Agent's or such Funding Bank's or Lender's policies as the case may be with respect to capital adequacy) by an amount deemed by such Lender to be material, or any of the foregoing events described in clauses (a), (b) or (c) increases the cost to the Agent, or any of the Lenders of funding or maintaining the Commitments, then the Borrowers shall upon demand by the Agent, pay to the Agent, for the account of each applicable Lender or, as applicable, the Funding Bank, additional amounts sufficient to indemnify such Person against such increase in cost or reduction in amount receivable. A certificate as to the amount of such increased cost and setting forth in reasonable detail the calculation thereof shall, if requested by the Borrowers, be submitted to the Borrowers by the Person making such claim, and shall be conclusive absent manifest error.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

     4.1 CONDITIONS TO INITIAL CREDIT EVENT. The initial Credit Event is subject to the satisfaction or waiver, immediately prior thereto or concurrently therewith, of the following conditions precedent:

         (a) FEES AND EXPENSES. All Fees and Expenses payable by the Borrowers hereunder incurred on or before the Closing Date shall have been paid in full.

         (b) INTERIM FINANCING ORDER. The Bankruptcy Court shall have entered the Interim Financing Order in form and substance satisfactory to the Agent and Lenders. The Interim Financing Order shall be in full force and effect and shall not have been vacated, reversed, modified or stayed in any respect and, if such order is the subject of any pending appeal, no performance of any obligation of any party hereto shall have been stayed pending such appeal.

         (c) BUDGET. The Agent and Lenders shall have received and be satisfied with the Budget.

         (d) ADDITIONAL DOCUMENTS. Each Borrower shall have executed and delivered to the Agent and the Lenders all documents in form and substance satisfactory to Agent and Lenders which the Agent or any Lender reasonably determines are necessary to consummate the transactions contemplated hereby.

         (e) SECURITY DOCUMENTS. The execution and delivery of all agreements, documents and instruments referenced in Section 8.4 and such filings and other actions as may be required to give effect to the rights granted under such agreements, documents and instruments.

     4.2 CONDITIONS AFTER FINAL FINANCING ORDER. Following the entry of the Final Financing Order by the Bankruptcy Court, Credit Events are subject to the satisfaction or waiver, immediately prior or concurrently therewith, of the following conditions precedent:

         (a) PRIOR CONDITIONS. The continued satisfaction of the conditions set forth in Section 4.1 (a), (c), (d) and (e).

         (b) FINAL FINANCING ORDER. The Bankruptcy Court shall have entered the Final Financing Order in form and substance satisfactory to the Agent and Lenders. The Final Financing Order shall be in full force and effect and shall not have been vacated, reversed, modified or stayed in any respect and, if such order is the subject of any pending appeal, no performance of any obligation of any party hereto shall have been stayed pending such appeal. Without limitation, the Final Financing Order shall include sale covenants that require that Borrowers complete the auction sale of their businesses as a going concern (the "Sale") in accordance with the following schedule: (i) Borrowers shall distribute a comprehensive offering memorandum to prospective bidders at the Sale on or before March 30, 2003; (ii) Borrowers shall provide a copy of such offering memorandum to the Agent and Lenders on or before March 30, 2003; (iii) Borrowers shall provide to the Agent and Lenders copies of all supplements to the offering memorandum not less than three (3) days after the completion thereof; (iv) Borrowers shall provide to the Agent and Lenders written notice of each person or entity to whom the offering memorandum has been delivered and the date of delivery thereof not less than three (3) Business Days after the date of delivery of the offering memorandum to such person or entity; (v) the Agent and Lenders shall be satisfied in their sole discretion at all times that Borrowers' efforts constitute a bona fide effort to complete in a timely manner a Sale, including, without limitation, satisfaction with the offering memorandum, the persons and entities identified as prospective purchasers, and the conduct of management meetings with and diligence production to prospective bidders; (vi) Borrowers shall file with the Bankruptcy Court a motion to approve the Sale and bidding procedures therefor on or before June 15, 2003, which Sale and bidding procedures will be reasonably satisfactory to Agent and the Lenders; (vii) Borrowers shall receive one or more letters of intent with respect to the Sale in form and substance acceptable to the Agent and the Lenders on or before June 1, 2003, which letters of intent shall be provided to the Agent and the Lenders on or before such date and shall be acceptable to Agent and the Lenders in their sole discretion; (viii) Borrowers shall, subject to ultimate approval by the Bankruptcy Court at a Section 363 of the Bankruptcy Code sale hearing, accept a stalking horse bid with respect to the Sale that is acceptable to the Agent and the Lenders on or before June 15, 2003; (ix) Borrowers shall obtain entry of an order of the Bankruptcy Court approving bidding procedures for the Sale, setting a hearing date for approval of the Sale (the "Sale Hearing") no later than July 15, 2003, and otherwise in form and substance acceptable to the Agent on or before July 1, 2003; (x) Borrowers shall obtain an order of the Bankruptcy Court setting a bar date at no later than July 1, 2003 for submission of claims of non-debtor parties to executory contracts and unexpired leases for amounts necessary to cure any pre-petition defaults under Section 365(b)(1) of the Bankruptcy Code; (xi) Borrowers shall execute definitive documentation regarding the Sale, including an asset purchase agreement, in form and substance acceptable to the Agent and the Lenders, on or before July 1, 2003, a copy of which shall be provided to Agent and the Lenders not later than such date; (xii) Borrowers shall conduct the auction for the Sale no later than two business days prior to the date of the Sale Hearing, at which Borrowers shall, subject to ultimate approval by the Bankruptcy Court at a
Section 363 of the Bankruptcy Code sale hearing, accept an offer for the Sale to a purchaser and under an asset purchase agreement in each case acceptable to the Agent and the Lenders; (xiii) the Sale Hearing shall take place on or before July 15, 2003; and (xiv) Borrowers shall consummate the Sale on or before July 30, 2003.

     4.3 CONDITIONS TO EACH CREDIT EVENT. On the date of each Credit Event (including the initial Credit Event), both immediately before and immediately after giving effect thereto and to the application of the proceeds therefrom, the following statements shall be true to the satisfaction of the Agent (and each request for a Credit Event, shall constitute a representation and warranty by each Borrower that on the date of such Credit Event, immediately before and after giving effect thereto and to the application of the proceeds therefrom, such statements are true):

         (a) The representations and warranties contained in this Credit Agreement and in each other Credit Document are true and correct in all material respects on and as of the date of such Credit Event as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date);

         (b) No event has occurred and is continuing, or could reasonably be expected to result from such Credit Event or the application of the proceeds thereof, which would constitute a Default or an Event of Default, unless a "Non-Termination Notice" (as defined in the applicable Order) has been issued by the Agent with respect to such Default or Event of Default.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

     To induce the Agent and the Lenders to enter into this Credit Agreement, each Borrower, with respect to itself, each of the other Borrowers and each of their respective Subsidiaries, hereby represents and warrants to the Agent and the Lenders:

     5.1 ORGANIZATION AND QUALIFICATION. Each Borrower and each Subsidiary of each Borrower (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (b) has the power and authority to own its properties and assets and to transact the businesses in which it presently is, or proposes to be, engaged, and (c) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where it presently is, or proposes to be, engaged in business, except where, in the case of (b) or (c) the failure would not have a Material Adverse Effect. Schedule 5.1 lists, as of the date hereof, all jurisdictions in which each Borrower and each Subsidiary of each Borrower are respectively incorporated and are qualified to do business as foreign corporations.

     5.2 RIGHTS IN COLLATERAL; PRIORITY OF LIENS. Each Borrower and each Subsidiary of each Borrower owns or, in the case of after-acquired property, will own the property granted by it as Collateral under the Credit Documents, free and clear of any and all Liens in favor of third parties, except for Permitted Liens. Upon entry of the Interim Financing Order or Final Financing Order, as applicable, the provisions of the Credit Documents executed by the Borrowers are sufficient to create valid Liens which, pursuant to Section 364 of the Bankruptcy Code and the Orders, will be perfected and first priority Liens, subject only to the Permitted Liens. In the case of each Subsidiary of a Borrower which is not itself a Borrower, to the extent such Liens can be perfected by such filing, upon the proper filing of UCC financing statements, the Liens granted by such Person pursuant to the Credit Documents will constitute the valid and enforceable first, prior and perfected Liens on the Collateral, except for Permitted Liens.

     5.3 AUTHORIZATION; NO CONFLICT. The execution, delivery and performance by each Borrower and each Subsidiary of each Borrower of each Credit Document to which it is a party: (a) are within its corporate power; (b) are duly authorized by all necessary corporate action and by the applicable Order pursuant to Sections 363 and 364 of the Bankruptcy Code;

(c) subject to the entry of the Orders, are not in contravention in any material respect of any Requirement of Law or any indenture, contract, lease, agreement, instrument or other commitment to which it is a party or by which it or any of its properties are bound, the effect of which contravention will not be subject to the automatic stay pursuant to Section 362 of the Bankruptcy Code upon the entry of the Final Financing Order by the Bankruptcy Court; (d) subject to the entry of the Orders, do not require the consent, registration or approval of any Governmental Authority or any other Person (except such as have been duly obtained, made or given, and are in full force and effect); and (e) will not, except as contemplated herein, result in the imposition of any Liens upon any of its properties.

     5.4 ENFORCEABILITY. Upon the entry of the Final Financing Order, the Credit Agreement and all of the other Credit Documents to which any Borrower or any Subsidiary of any Borrower is a party are the legal, valid and binding obligations of such Borrower and such Subsidiary, and are enforceable against each of them, as the case may be, in accordance with their terms, except as such enforceability may be limited by (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (b) general principles of equity.

     5.5 CONSENTS. No consent or authorization of, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with any Credit Event hereunder, the grant of the Liens pursuant to the Credit Documents, the continuing operations of any Borrower and any Subsidiary of any Borrower or with the execution, delivery, performance, validity or enforceability of this Credit Agreement or the other Credit Documents, except those that have been obtained or made, including, without limitation, the Final Financing Order.

     5.6 FINANCIAL DATA. The Borrowers have furnished or caused to be furnished to the Lenders the audited Financial Statements previously delivered for the year ended June 30, 2002, unaudited financial statements for the quarter ended September 30, 2002, which financial statements have been prepared in accordance with GAAP (subject to normal year end adjustments) consistently applied throughout the period involved, and the monthly financial statements for each month of fiscal year 2003 through December 31, 2002, which financial statements are in the form customarily prepared by ADLT for internal review by senior management.

     5.7 FICTITIOUS BUSINESS NAMES. No Borrower and no Subsidiary of any Borrower has used any corporate or fictitious name during the five (5) years preceding the date hereof, other than the corporate name under which it has executed this Credit Agreement or as permitted under the Pre-Petition Credit Agreement.

     5.8 SUBSIDIARIES. The only Subsidiaries of each Borrower are those listed on Schedule 5.8. A Borrower or a Wholly-Owned Subsidiary of a Borrower is the record and beneficial owner of all of the issued and outstanding shares of capital stock of each of the Subsidiaries listed on Schedule 5.8. Except for the DSI Option Plan, there are no proxies, irrevocable or otherwise, with respect to such shares, and no equity securities of any Subsidiary of any Borrower are or may become required to be issued by reason of any options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any capital stock of any Subsidiary of any Borrower, and there are no contracts, commitments, understandings or arrangements by which any Subsidiary of any Borrower is or may become bound to issue additional shares of its capital stock or securities convertible into or exchangeable for such shares. All of such shares listed on Schedule 5.8 are owned by a Borrower or a Subsidiary of a Borrower free and clear of any Liens, except any Permitted Liens.

     5.9 NO JUDGMENTS OR LITIGATION. Except as set forth on Schedule 5.9, no judgments, orders, writs or decrees are outstanding against any Borrower or any Subsidiary of any Borrower nor is there now pending or, to any Borrower's knowledge after diligent inquiry, threatened any litigation, contested claim, investigation, arbitration, or governmental proceeding by or against any Borrower or any Subsidiary of any Borrower, except for any such judgments, orders, writs, decrees, litigation, contested claims, investigations, arbitrations or governmental proceedings which singly or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     5.10 NO DEFAULTS. Except as in existence on the Petition Date, to any Borrower's knowledge after diligent inquiry, no Borrower and no Subsidiary of any Borrower is in default under any term of any indenture, contract, lease, agreement, instrument or other commitment to which any Borrower or any Subsidiary of any Borrower is a party or by which any Borrower or any Subsidiary of any Borrower is bound, except for defaults which singly or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     5.11 LABOR MATTERS.

         (a) To the knowledge of any Borrower after diligent inquiry, there are no labor controversies pending or threatened between any Borrower or any Subsidiary of any Borrower and any of their respective employees, except for any of the foregoing which singly or the aggregate could not reasonably be expected to have a Material Adverse Effect.

         (b) To the knowledge of any Borrower after diligent inquiry, no Borrower and no Subsidiary of any Borrower is engaged in any unfair labor practice, except for any of the foregoing which singly or the aggregate could not reasonably be expected to have a Material Adverse Effect. To the knowledge of any Borrower after diligent inquiry, there is (i) no unfair labor practice complaint pending against any Borrower or any Subsidiary of any Borrower or threatened against any of them, before the National Labor Relations Board, and no grievance or significant arbitration proceeding arising out of or under collective bargaining agreements is so pending against any Borrower or any Subsidiary of any Borrower or threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against any Borrower or any Subsidiary of any Borrower or threatened against any of them and (iii) no union representation question with respect to the employees of any Borrower or any Subsidiary of any Borrower and no union organizing activities, in each case except for any of the foregoing which singly or the aggregate could not reasonably be expected to have a Material Adverse Effect.

     5.12 COMPLIANCE WITH LAW.

         (a) Except for such of the following as could not singly or in the aggregate reasonably be expected to have a Material Adverse Effect, no Borrower and no Subsidiary of any Borrower has (i) violated or failed to comply in any material respect with any Requirement of Law or any requirement of any regulatory organization or (ii) any Liability of which any Borrower has knowledge or reasonably should have knowledge in connection with any release of any hazardous or toxic waste, substance or constituent, or other substance into the environment, or (iii) received any notice, letter or other indication of potential Liability arising from the disposal of any hazardous or toxic waste, substance or constituent or other substance into the environment.

         (b) Except for such of the following as could not singly or in the aggregate reasonably be expected to have a Material Adverse Effect, none of the operations of any Borrower or any Subsidiary of any Borrower is the subject of any federal or state investigation evaluating whether such Borrower or Subsidiary disposed of any hazardous or toxic waste, substance or constituent or other substance at any site that may require remedial action, or any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any hazardous or toxic waste, substance or constituent, or other substance into the environment.

     5.13 ERISA. No Borrower, no Subsidiary of any Borrower and no ERISA Affiliate maintains or contributes to any Multiemployer Plan or Benefit Plan.

     5.14 INTELLECTUAL PROPERTY. Each Borrower and each Subsidiary of each Borrower possesses such assets, licenses, patents, patent applications, copyrights, service marks, trademarks and trade names as are necessary or advisable to continue to conduct its present and proposed business activities.

     5.15 LICENSES AND PERMITS. Each Borrower and each Subsidiary of each Borrower has obtained and holds in full force and effect all franchises, licenses, leases, permits, certificates, authorizations, qualifications, easements, rights of way and other rights and approvals which are necessary or advisable for the operation of its businesses as presently conducted and as proposed to be conducted, except for any such failures to obtain or hold in full force and effect which singly or in the aggregate could not reasonably be expected to have a Material Adverse Effect. No Borrower and no Subsidiary of any Borrower is in violation of the terms of any such franchise, license, lease, permit, certificate, authorization, qualification, easement, right of way, right or approval, except for any such violations which singly or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     5.16 INVESTMENT COMPANY. No Borrower and no Subsidiary of any Borrower is
(a) an investment company or a company controlled by an investment company within the meaning of the Investment Company Act of 1940, as amended, (b) a holding company or a Subsidiary of a holding company, or an Affiliate of a holding company or of a Subsidiary of a holding company, within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (c) subject to any other law which purports to regulate or restrict its ability to borrow money or to consummate the transactions contemplated by this Credit Agreement or the other Credit Documents or to perform its obligations hereunder or thereunder.

     5.17 BORROWERS' TAXES AND TAX RETURNS.

         (a) Each Borrower and each Subsidiary of each Borrower (and any affiliated group of which any Borrower or any Subsidiary of any Borrower are now or have been members) have timely filed (inclusive of any permitted extensions) with the appropriate taxing authorities all returns (including information returns) in respect of Borrower Taxes required to be filed through the date hereof, and will timely file (inclusive of any permitted extensions) any such returns required to be filed on and after the date hereof, except where the failure to file would not have a Material Adverse Effect. The information filed is complete and accurate in all material respects. All deductions taken by any Borrower as reflected in such income tax returns have been taken in accordance with applicable laws and regulations, except deductions that may have been disallowed but are being challenged in good faith and for which adequate reserves have been made in accordance with GAAP or those that, if challenged, would not have a Material Adverse Effect. No Borrower and no Subsidiary of any Borrower, nor any group of which any Borrower or any Subsidiary of any Borrower are now or were members, have requested any extension of time within which to file returns (including information returns) in respect of any Borrower Taxes.

         (b) All taxes, assessments, fees and other governmental charges payable by any Borrower and any Subsidiary of any Borrower (and any affiliated group of which any Borrower or any Subsidiary of any Borrower is now or has been a member) in respect of their incomes, franchises, businesses, properties or otherwise ("Borrower Taxes") in respect of periods beginning prior to the date hereof, have been timely paid, or will be timely paid, or an adequate reserve has been established therefor, as set forth in the Financial Statements, and no Borrower or Subsidiary of any Borrower has any liability for taxes in excess of the amounts so paid or reserves so established, except to the extent the failure to pay would not have a Material Adverse Effect.

         (c) No deficiencies for Borrower Taxes have been claimed, proposed or assessed by any taxing or other Governmental Authority against any Borrower or any Subsidiary of any Borrower and no Tax Liens have been filed that would, in either case, have a Material Adverse Effect. There are no pending or, to the best of the knowledge of any Borrower, threatened audits, investigations or claims for or relating to any liability in respect of Borrower Taxes, and there are no matters under discussion with any governmental authorities with respect to Borrower Taxes which are likely to result in a Material Adverse Effect. Either the federal income tax returns of each Borrower have been audited by the Internal Revenue Service and such audits have been closed, or the period during which any assessments may be made by the Internal Revenue Service has expired without waiver or extension, for all years up to and including the fiscal year ended December 31, 1992. No extension of a statute of limitations relating to Borrower Taxes is in effect with respect to any Borrower or any Subsidiary of any Borrower.

         (d) No Borrower and no Subsidiary of any Borrower has any obligation under any written Borrower Tax Sharing Agreement or agreement regarding payments in lieu of Borrower Taxes.

     5.18 MATERIAL CONTRACTS. As of the Closing Date, except as set forth on
Schedule 5.18, all of the Material Contracts are in full force and effect and no material defaults currently exist thereunder by any Borrower or Subsidiary of a Borrower that is a party thereto (other than defaults that need not be cured under Section 365(b)(2) of the Bankruptcy Code and as otherwise permitted under Title 11 of the Bankruptcy Code) or, to the knowledge of the Borrowers, any other party thereto.

     5.19 AFFILIATE TRANSACTIONS. Except as set forth on Schedule 5.19, no Borrower and no Subsidiary of any Borrower is a party to or bound by any agreement or arrangement (whether oral or written) to which any Affiliate of any Borrower or Subsidiary of any Borrower is a party except (a) in the ordinary course of and pursuant to the reasonable requirements of such Borrower's or such Subsidiary's business, and (b) upon fair and reasonable terms no less favorable to such Borrower and such Subsidiary than it could obtain in a comparable arm's length transaction with an unaffiliated Person.

     5.20 ACCURACY AND COMPLETENESS OF INFORMATION. All factual information furnished by or on behalf of any Borrower or any Subsidiary of any Borrower in writing to the Agent, any Lender, or the Auditors for purposes of or in connection with this Credit Agreement or any of the other Credit Documents, or any transaction contemplated hereby or thereby is or will be true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading at such time.

     5.21 RECORDING TAXES. All fees and other charges payable in connection with the filing and recording of the Credit Documents have either been paid in full by the Borrowers or arrangements for the payment of such amounts satisfactory to the Agent shall have been made.

     5.22 NO ADVERSE CHANGE OR EVENT. Regardless of whether a Default or Event of Default shall have occurred, since the Petition Date, no change in the business, assets, liabilities, financial condition, results of operations or business prospects of any Borrower or any Subsidiary of any Borrower has occurred, and no event has occurred or failed to occur, that has had or could reasonably be expected to have, either alone or in conjunction with all other such changes, events and failures, a Material Adverse Effect.

     5.23 ADLT REALTY. ADLT Realty does not have, and will at no time have, any material operating, intellectual property or personal property assets. ADLT Realty's only assets constitute owned real property.

                                   ARTICLE VI

                             AFFIRMATIVE COVENANTS

         Until the Expiration Date and payment and satisfaction of all Obligations (other than contingent indemnification obligations):

     6.1 FINANCIAL INFORMATION. The Borrowers shall furnish or cause to be furnished to the Lenders the following information within the following time periods:

         (a) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Borrowers the Financial Statements as at the end of and for such period, together with a comparison to the Financial Statements for the prior fiscal year, all in reasonable detail and accompanied by the opinion with respect to such Financial Statements of independent public accountants of recognized national standing selected by ADLT, and reasonably acceptable to Agent, which opinions shall state that such accountants audited such Financial Statements in accordance with generally accepted auditing standards, that such accounts believe that such audit provides a reasonable basis for their opinion, and that in their opinion such Financial Statements present fairly, in all material respects, the consolidated financial position of ADLT and its Subsidiaries as at the end of such fiscal year in conformity with GAAP.

         (b) as soon as available and in any event within forty-five (45) days after the end of each fiscal quarter of the Borrowers (i) the Financial Statements as at the end of and for such period and for the fiscal year to date, together with a comparison to the Financial Statements for the same periods in the prior year, all in reasonable detail and duly certified (subject to year-end audit adjustments and the absence of footnotes) by the chief executive officer or chief financial officer of ADLT as having been prepared in accordance with GAAP, and (ii) a narrative discussion of the financial condition and results of operations of ADLT and its Subsidiaries and the liquidity and capital resources of ADLT and its Subsidiaries for such period and for the fiscal year to date prepared by the chief executive officer or chief financial officer of ADLT;

         (c) as soon as available and in any event within thirty (30) days after the end of each month (except the last month of any fiscal quarter, with respect to which such reports shall be delivered within forty-five (45) days after the end of the month (other than the last quarter of the fiscal year with respect to which such reports shall be delivered within ninety (90) days after the end of the month)), the Financial Statements as at the end of such month and for such month and for the fiscal year to date, together with a comparison to the Financial Statements for the same periods in the prior year, all in reasonable detail and duly certified (subject to year-end audit adjustments and the absence of footnotes) by the chief executive officer or chief financial officer of ADLT as having been prepared in the form customarily prepared by ADLT for internal review by senior management;

         (d) promptly and in any event within four (4) days after the end of each week included in the Budget, a comparison of actual cash disbursements and collections for such week, categorized in accordance with the categories contained in the Budget, versus expenses and collections included in the Budget for such week;

         (e) a copy of the state and federal income tax returns of each Borrower and each Subsidiary of each Borrower within thirty (30) days after they are filed with the appropriate taxing authorities, if and when requested by any Lender;

         (f) promptly and in any event within two (2) Business Days after becoming aware of the occurrence of a Default or Event of Default, a certificate of the chief executive officer or chief financial officer of ADLT specifying the nature thereof and the proposed response thereto, each in reasonable detail;

         (g) concurrently (i) with the filing thereof, copies of all pleadings, motions, applications, information and other papers and documents of any kind filed by or on behalf of the Borrowers or any of them in any of the Cases; (ii) with the giving thereof, copies of all written reports given by or on behalf of the Borrowers or any of them to any official or unofficial committee in any of the Cases; and (iii) with the furnishing thereof, copies of all statements and reports furnished to any other creditor of the Borrowers or the Subsidiaries thereof or any of them pursuant to the terms of any indenture, loan or credit or similar agreement; and

         (h) from time to time, such further information regarding the Collateral, business affairs and prospects and financial condition of each Borrower and each Subsidiary of each Borrower as the Agent or any Lender may reasonably request.

     6.2 CORPORATE EXISTENCE. Each Borrower shall, and shall cause each of the Subsidiaries to, (a) maintain its corporate existence (except that Subsidiaries of any Borrower may merge with Wholly-Owned Subsidiaries of such or any other Borrower upon providing the Agent with ten (10) days' prior written notice) and maintain in full force and effect all licenses, bonds, franchises, leases, trademarks and qualifications to do business, and all patents, contracts and other rights if the failure to maintain would have a Material Adverse Effect,
(b) continue in, and limit their operations to, the same general lines of business as presently conducted by it and (c) comply in all material respects with all Requirements of Law, except where the failure to comply would not have a Material Adverse Effect.

     6.3 ERISA. Each Borrower shall deliver to the Agent and each of the Lenders, at such Borrower's expense, the following information at the times specified below:

         (a) within thirty (30) days after the filing thereof with the DOL, Internal Revenue Service or PBGC, copies of each annual report (form 5500 series), including Schedule B thereto, filed with respect to each Benefit Plan;

         (b) within thirty (30) days after receipt by such Borrower, any Subsidiary of such Borrower or any ERISA Affiliate of each actuarial report for any Benefit Plan or Multiemployer Plan and each annual report for any Multiemployer Plan, copies of each such report;

         (c) within ten (10) days after the occurrence thereof, notification of any increase in the benefits of any existing Benefit Plan or the establishment of any new Multiemployer Plan or Benefit Plan or the commencement of contributions to any Multiemployer Plan or Benefit Plan to which such Borrower, any Subsidiary of such Borrower or any ERISA Affiliate was not previously contributing; and

         (d) within three (3) days upon the occurrence thereof, any event or condition referred to in clauses (i) through (vii) of Section 9.1(g), whether or not such event or condition shall constitute an Event of Default.

     Each Borrower and its Subsidiaries shall establish, maintain and operate all Benefit Plans to comply in all material respects with the provisions of ERISA, the Code, and all other Requirements of Law, other than to the extent that such Borrower or any such Subsidiary (i) is in good faith contesting by appropriate proceedings the validity or application of any such provision, law, rule, regulation or interpretation and (ii) has made an adequate reserve or other appropriate provision therefor as required in order to be in conformity with GAAP.

     6.4 BOOKS AND RECORDS. Each Borrower agrees to maintain, and to cause each of the Subsidiaries to maintain, books and records, including those pertaining to the Collateral, in such detail, form and scope as is consistent with good business practice, and agrees that such books and records will reflect the Lenders' interest in its Accounts. Each Borrower agrees that the Agent or its agents may enter upon the premises of such Borrower or any Subsidiary of such Borrower at any time and from time to time, during normal business hours and upon reasonable notice under the circumstances, and at any time at all on and after the occurrence of a Default, and which has not otherwise been waived by the Agent, for the purposes of (a) inspecting and verifying the Collateral, (b) inspecting and/or copying (at such Borrower's expense) any and all records pertaining thereto, and (c) discussing the business affairs and prospects and financial condition of such or any other Borrower and each Subsidiary of such or any other Borrower with any officers, employees and directors of such Borrower or such Subsidiary or with the Auditors. Each Borrower shall give, and cause each Subsidiary to give, the Agent thirty (30) days' prior written notice of any change in the location of any Collateral or in the location of its chief executive office or place of business from the locations as of the Closing Date, and each Borrower shall execute, and cause each Subsidiary to execute, in advance of such change and cause to be filed and/or delivered to the Agent any financing statements or other documents required by the Agent, all in form and substance satisfactory to the Agent. Each Borrower agrees to advise, and shall cause each Subsidiary to advise, the Agent promptly, in sufficient detail, of any substantial change relating to the type, quantity or quality of the Collateral, or any event which could have an adverse effect on the value of the Collateral or on the security interests granted to the Lenders therein.

     6.5 COLLATERAL RECORDS. Each Borrower agrees to execute and deliver, and to cause each of its Subsidiaries to execute and deliver, to the Agent, from time to time, solely for the Agent's convenience in maintaining a record of the Collateral, such written statements and schedules as the Agent may reasonably require, including any described in Section 6.1 of this Credit Agreement, designating, identifying or describing the Collateral. The failure by any Borrower or any Subsidiary of any Borrower, however, to promptly give the Agent such statements or schedules shall not affect, diminish, modify or otherwise limit the security interests of the Agent, for its benefit and the ratable benefit of the Lenders, in the Collateral.

     6.6 SECURITY INTERESTS. Each Borrower shall, and shall cause each of its Subsidiaries to, defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein except Permitted Liens. Each Borrower shall, and shall cause each of its Subsidiaries to, comply with the requirements of all state and federal laws in order to grant to the Agent, for its benefit and the ratable benefit of the Lenders, valid and perfected first priority security interests in the Collateral, with perfection, in the case of any investment property, being effected by giving the Agent "control" (as such term is defined in Article 8 of the UCC) of such investment property, rather than by the filing of a UCC financing statement with respect to such "investment property" (as such term is defined in Article 8 of the UCC). The Agent is hereby authorized by each Borrower to file any UCC financing statements covering the Collateral whether or not such Borrower's signatures appear thereon. Each Borrower shall, and shall cause each of its Subsidiaries to, do whatever the Agent may reasonably request, from time to time, to effect the purposes of this Credit Agreement and the other Credit Documents, including filing notices of liens, UCC financing statements, fixture filings and amendments, renewals and continuations thereof; cooperating with the Agent's representatives; keeping stock records; obtaining waivers from landlords and from warehousemen and their landlords and mortgagees; and, paying claims which might, if unpaid, become a Lien, other than a Permitted Lien, on the Collateral.

     6.7 INSURANCE.

         (a) Each Company shall at all times maintain insurance upon all of its personal and real property in such form, written by such companies, in such amounts, for such period, and against such risks as may be acceptable to Agent, with provisions satisfactory to Agent, for payment of all losses thereunder to Agent, for the benefit of the Lenders, and such Company as their interests may appear (loss payable endorsement in favor of Agent, for the benefit of the Lenders), and, if required by Agent, each Borrower shall deposit the policies with Agent. Any such policies of insurance shall provide for no fewer than thirty (30) days prior written notice of cancellation to Agent and the Lenders. Any sums received by Agent, for the benefit of the Lenders, in payment of insurance losses, returns, or unearned premiums under the policies may, at the option of Agent, be applied upon any applicable (as determined by Agent) portion of the Obligations, whether or not the same is then due and payable, or may be delivered to the Company that owns the damaged property for the purpose of replacing, repairing, or restoring the insured property. Agent is hereby authorized to act as attorney-in-fact for each Borrower in obtaining, adjusting, settling and canceling such insurance and indorsing any drafts. In the event of failure to provide such insurance as herein provided, Agent may, at its option, provide such insurance and ADLT shall pay to Agent, upon demand, the cost thereof. Should ADLT fail to pay such sum to Agent upon demand, interest shall accrue thereon, from the date of demand until paid in full, at the Default Rate. Within ten (10) days of any Lender's written request, the Company to which such request was delivered shall furnish to such Lender such information about such Company's insurance as such Lender may from time to time reasonably request, which information shall be prepared in form and detail satisfactory to such Lender and certified by a Financial Officer of such Company.

         (b) UNLESS THE BORROWERS PROVIDE THE AGENT WITH EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY THIS CREDIT AGREEMENT, THE AGENT MAY PURCHASE INSURANCE AT THE BORROWERS' EXPENSE TO PROTECT THE AGENT'S AND LENDERS' INTERESTS IN THE COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT THE BORROWERS' INTERESTS. THE COVERAGE THAT THE AGENT PURCHASES MAY NOT PAY ANY CLAIM THAT THE BORROWERS MAY MAKE OR ANY CLAIM THAT IS MADE AGAINST ANY BORROWER IN CONNECTION WITH THE COLLATERAL. THE BORROWERS MAY LATER CANCEL ANY INSURANCE PURCHASED BY THE AGENT, BUT ONLY AFTER PROVIDING THE AGENT WITH EVIDENCE THAT THE BORROWERS HAVE OBTAINED INSURANCE AS REQUIRED BY THIS CREDIT AGREEMENT. IF THE AGENT PURCHASES INSURANCE FOR THE COLLATERAL, THE BORROWERS WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING INTEREST AND ANY OTHER CHARGES THAT MAY BE IMPOSED IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO THE OBLIGATIONS. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE THE BORROWERS MAY BE ABLE TO OBTAIN ON THEIR OWN.

     6.8 BORROWER'S TAXES. Each Borrower agrees to pay, when due, and to cause each of its Subsidiaries to pay when due, all taxes lawfully levied or assessed against such Borrower, such Subsidiary or any of the Collateral before any penalty or interest accrues thereon (except to the extent payment thereof is prohibited by the automatic stay in any of the Cases and except where the failure to pay would not have a Material Adverse Effect); provided, that, unless such taxes have become a federal tax or ERISA Lien on any of the assets of such Borrower or such Subsidiary, no such tax need be paid if the same is being contested, in good faith, by appropriate proceedings promptly instituted and diligently conducted and if an adequate reserve or other appropriate provision shall have been made therefor as required in order to be in conformity with GAAP.

     6.9 COMPLIANCE WITH LAWS.

         (a) Each Borrower agrees to comply, and to cause each of its Subsidiaries to comply, in all material respects, with all Requirements of Law applicable to its business or its operations or to the Collateral or any part thereof, unless such Borrower or Subsidiary contests any such Requirements of Law in a reasonable manner, in good faith and by appropriate proceedings and has established adequate reserves against any Liability in respect thereof in an amount required in order to be in conformity with GAAP or the failure to comply would not have a Material Adverse Effect, provided that, in the case of each such Requirement of Law that consists of the order of any court or other Governmental Authority or determination of an arbitrator, such Borrower or Subsidiary shall comply with such order or determination unless such Borrower or Subsidiary shall currently be prosecuting an appeal or proceedings for review and shall have secured a stay of enforcement or execution or other arrangement postponing enforcement or execution pending such appeal or proceedings for review.

         (b) Within fifteen (15) days after any Borrower learns of the enactment or promulgation of any Requirement of Law which could reasonably be expected to have a Material Adverse Effect, such Borrower shall provide the Agent with notice thereof.

     6.10 USE OF PROCEEDS. The proceeds of the Loans shall be used only as set forth in the Budget. No proceeds from any Loans shall be paid or used, and Permitted Expenses shall not include, fees and disbursements incurred by professionals, including, without limitation, any professionals retained by the Borrowers, or any Subsidiaries, for the purpose of contesting in any proceeding or any other action, (a) the validity, binding effect or enforceability of any of the Credit Documents or the amount of the Loans or the other Obligations outstanding hereunder or (b) any other rights or interests of the Agent or any Lender under the Credit Documents. Nothing herein shall in any way prejudice or prevent the Agent or any Lender from objecting, for any reason, to any requests or applications made by any party for compensation or reimbursement of expenses pursuant to Section 330 or 331 of the Bankruptcy Code for which the Borrowers may seek to use proceeds of the Loans or Collections as a Permitted Expense.

     6.11 FISCAL YEAR. Each Borrower agrees to maintain its fiscal year as a year ending June 30th unless otherwise required by law, in which case such Borrower will give the Agent at least thirty (30) days' prior written notice thereof.

     6.12 NOTIFICATION OF CERTAIN EVENTS. Each Borrower agrees that it shall promptly (but, in the case of clause (g), in any event within five (5) Business Days after such Borrower learns of any such proceeding, change, development or event) notify the Agent of:

         (a) receipt by such Borrower or any of its Subsidiaries of any notification of violation of any Requirement of Law from any Governmental Authority;

         (b) any actual change, development or event which has had or could reasonably be expected to have a Material Adverse Effect;

         (c) any proceedings being instituted or threatened to be instituted by or against such Borrower or any of its Subsidiaries, before any Governmental Authority or arbitrator;

         (d) any Event of Default or Default;

         (e) any Material Contract of such Borrower or any of its Subsidiaries that is terminated or amended or any new Material Contract that is entered into (in which event such Borrower shall provide the Agent with a copy of such new Material Contract);

         (f) any material change or amendment of the material terms upon which any supplier of such Borrower or any of its Subsidiaries does business with such Borrower or Subsidiary; and

         (g) the entry of any order, judgment or decree in excess of $250,000 against such Borrower or any of its Subsidiaries or any of their respective properties or assets.

     6.13 INTELLECTUAL PROPERTY. Each Borrower shall, and shall cause each of its Subsidiaries to, do and cause to be done all things necessary to preserve and keep in full force and effect all registrations of patents, copyrights, trademarks, service marks and other marks, trade names or other trade rights, except where the failure to preserve would not have a Material Adverse Effect.

     6.14 MAINTENANCE OF PROPERTY. Each Borrower agrees to keep, and to cause each of its Subsidiaries to keep, all property useful and necessary to its respective businesses in good working order and condition (ordinary wear and tear excepted) in accordance with their past operating practices and not to commit or suffer any waste with respect to any of its properties, except where the failure to comply with this covenant would not have a Material Adverse Effect.

     6.15 FURTHER ASSURANCES. Each Borrower shall take, and shall cause each of the Subsidiaries to take, all such further actions and execute all such further documents and instruments as the Agent may at any time reasonably determine in its sole discretion to be necessary or desirable to further carry out and consummate the transactions contemplated by the Credit Documents, to cause the execution, delivery and performance of the Credit Documents to be duly authorized and to perfect or protect the Liens (and the priority status thereof) of the Agent on the Collateral.

     6.16 BUDGET; MINIMUM COLLATERAL; CERTIFICATIONS.

         (a) Borrowers and DSI, in the aggregate, shall maintain collections of their accounts and other cash receipts, on a cumulative basis from the date hereof to the end of each applicable week (a) as measured at the end of each week, in amounts no less than eighty-five percent (85%) of the cumulative amount calculated from the "Weekly Cash Receipt Projection" included in the Budget, and
(b) as measured at the end of the week two (2) weeks hence, taking into account collections and cash receipts from the date hereof through such measurement date two (2) weeks hence, in amounts no less than ninety percent (90%) of the cumulative amount calculated from the "Weekly Cash Receipt Projection" included in the Budget.

         (b) Borrowers and DSI, in the aggregate, shall cause cumulative disbursements on a rolling four (4) week basis, as measured at the end of each week, to be in amounts no more than one hundred seven and one-half percent (107.5%) of the cumulative amount calculated from the "Weekly Disbursement Projection" included in the Budget.

         (c) Borrowers shall maintain, and cause ADLT, APL, DSI and VL to maintain, for each of the ADLT Line of Business, the APL Line of Business, the DSI Line of Business and the VL Line of Business, collections of their accounts and other cash receipts, on a cumulative basis for each of the foregoing from the date hereof to the end of the applicable week (a) as measured at the end of each week, in amounts no less eighty-five percent (85%) of the cumulative amount calculated from the "Weekly Cash Receipt Projection" included in the Budget, and
(b) as measured at the end of the week two (2) weeks hence, taking into account collections and cash receipts from the date hereof through such measurement date two (2) weeks hence, in amounts no less than ninety percent (90%) of the cumulative amount calculated from the "Weekly Cash Receipt Projection" included in the Budget.

         (d) Borrowers shall cause, and cause all ADLT, APL, DSI and VL to cause, for each of ADLT, the APL Line of Business, the DSI Line of Business and the VL Line of Business, cumulative disbursements on a rolling four (4) week basis (a) as measured at the end of each week, to be in amounts no more than one hundred fifteen percent (115%) of the cumulative amount calculated from the "Weekly Disbursement Projection" included in the Budget, and (b) as measured at the end of the week two (2) weeks hence, taking into account cumulative disbursements from the beginning of such four-week period through such measurement date two (2) weeks hence, in amounts no greater than one hundred ten percent (110%) of the cumulative amount calculated from the "Weekly Disbursement Projection" included in the Budget.

         (e) Borrowers, in the aggregate, shall maintain (i) total sales and
(ii) total sales to non-Affiliates, respectively, on a cumulative basis from the date hereof to the end of each applicable week (a) as measured at the end of each week, in amounts no less eighty-five percent (85%) of the cumulative amount calculated from the "Weekly Sales Projection" included in the Budget, and (b) as measured at the end of the week two (2) weeks hence, taking into account total sales and total sales to non-Affiliates, respectively, from the date hereof through such measurement date two (2) weeks hence, in amounts no less than ninety percent (90%) of the cumulative amount calculated from the "Weekly Sales Projection" included in the Budget. All sales included in the calculation of total sales for the purposes of this subsection (e) shall be bona fide sales made pursuant to arms' length transactions.

         (f) The sum of the (i) Eligible Receivables, plus (ii) Eligible Inventory, plus (iii) Eligible Raw Materials, at all times prior to the Expiration Date, shall have an aggregate value of not less than Two Million Two Hundred Thousand Dollars ($2,200,000) less than the value thereof on the Petition Date.

         (g) The Collateral granted to Agent and Lenders by Borrowers and DSI (other than accounts and inventory) at all times prior to the Expiration Date and taking into account, without limitation, any asset dispositions, market conditions, casualty losses, theft or damage, shall not suffer a material diminution in value from the value on the Petition Date.

         (h) Commencing February 20, 2003, Borrowers shall deliver to Agent and Lenders on a weekly basis, no later than the fourth Business Day of each week for the prior week, a certificate verifying in writing and with such detail as the Agent and Lenders may request, compliance with the provisions of Section 6.16(a), (b), (c), (d), (e), and (f). In the event that Borrowers have failed to comply in all material respects with the provisions of Section 6.16(a), (b),
(c), (d), (e) or (f), Borrowers shall immediately notify Agent of such failure in writing.

         (i) Borrowers shall deliver to Agent and Lenders on a monthly basis, no later than the fifth Business Day of each month for the prior month a certificate verifying in writing and with such detail as the Agent and Lenders may request, compliance with the provisions of Section 6.16(g). In the event that Borrowers have failed to comply in all material respects with the provisions of Section 6.16(g), Borrowers shall immediately notify Agent of such failure in writing. The certificate delivered pursuant to this subsection (i) shall include, without limitation, a summary of all capital dispositions and capital expenditures made by or on behalf of Borrowers during the applicable period.

         (j) Borrowers shall cause The Parkland Group (or other consultant acceptable to Agent and Lenders) to review the Borrowers' compliance with the provisions of Section 6.16(a), (b), (c), (d), (e), (f) and (g) and the weekly and monthly certificates to be provided under the subsections (h) and (i), respectively. Agent and Lenders shall be permitted to request from The Parkland Group (or such other consultant) confirmation of such review and the results thereof.

     6.17 MONITORING AGENT. Borrowers shall permit the Agent and Lenders to appoint a monitoring agent, selected by Agent and Lenders in their sole discretion, who shall have full and unfettered access to all finance personnel (including The Parkland Group and other outside advisors) of the Borrowers and their Subsidiaries and financial information concerning the Borrowers and their Subsidiaries, including, without limitation, all books and records and other information regarding cash disbursements, collections, accounts payable, accounts receivable, inventory acquisition, disposition and valuation, and vendor pricing. The monitoring agent shall be on the Borrowers' premises on a full time basis. The costs of the monitoring agent shall be borne by Borrowers.

     6.18 FOREIGN CASH. Borrowers shall cause each of the UK Companies, Canadian Company and Other Foreign Subsidiaries not to maintain, at any time, more than One Million Five Hundred Thousand Dollars ($1,500,000) in cash in the aggregate for all non-US facilities and operations. Semi-monthly, commencing February 2003, Borrowers shall cause all cash held by the UK Companies, the Canadian Company and the Other Foreign Subsidiaries in excess of One Million Five Hundred Thousand Dollars ($1,500,000) in the aggregate to be transferred to ADLT and applied to the outstanding balance of the Pre-Petition Obligations and the Post-Petition Obligations as provided in the Order. Borrowers shall provide to the Agent and Lenders within five (5) days of request, but no less often than monthly, information regarding cash of the UK Companies, the Canadian Company and the Other Foreign Subsidiaries.

                                  ARTICLE VII

                               NEGATIVE COVENANTS

     Until the Expiration Date and payment and satisfaction of all Obligations (other than contingent indemnification obligations), each Borrower agrees that:

     7.1 NO ADDITIONAL INDEBTEDNESS. No Borrower shall, or shall permit any of its Subsidiaries to, directly or indirectly, incur, create, assume or suffer to exist any Indebtedness, including intercompany Indebtedness, other than:

         (a) The Pre-Petition Obligations and the Indebtedness under this Credit Agreement and the other Credit Documents;

         (b) Indebtedness existing on the Petition Date as set forth on Schedule 7.1(b);

         (c) The Indebtedness set forth on Schedule 7.1(b), if any;

         (d) Indebtedness of a Borrower to a Borrower; and

         (e) Indebtedness of DSI to ADLT at any time in an amount not in excess of the Budget.

     7.2 NO LIENS; JUDGMENTS. No Borrower shall, or shall permit any of its Subsidiaries to, directly or indirectly, mortgage, assign, pledge, transfer, create, incur, assume, suffer to exist or otherwise permit any Lien (whether as a result of a purchase money or title retention transaction, or other security interest, judgment or otherwise) to exist on any of its property, assets, revenues or goods, whether real, personal or mixed, whether now owned or hereafter acquired, except for the following (collectively, the "Permitted Liens"):

         (a) Liens granted by such Borrower to the Agent pursuant to the Order or any of the Credit Documents, or as security for the Pre-Petition Obligations, or Liens granted to the Agent and Lenders pursuant to cash collateral stipulations approved by the Bankruptcy Court;

         (b) Liens existing on the Petition Date as set forth on Schedule 7.2(b) and Liens not in violation of the Pre-Petition Credit Agreement;

         (c) Liens of warehousemen, mechanics, materialmen, workers, repairmen, common carriers, landlords and other similar Liens arising by operation of law or otherwise, not waived in connection herewith, for amounts that are not yet due and payable or which are being diligently contested in good faith by such Borrower or Subsidiary by appropriate proceedings;

         (d) Liens for Charges not yet due and payable or which are being diligently contested in good faith by such Borrower or Subsidiary by appropriate proceedings, provided that in any such case an adequate reserve is being maintained by such Borrower or Subsidiary for the payment of same;

         (e) Easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of any Borrower or any Subsidiary of any Borrower;

         (f) Extensions and renewals of the foregoing permitted Liens; provided that the aggregate amount of such extended or renewed Liens is not increased and such extended or renewed Liens are on terms and conditions no more restrictive than the terms and conditions of the Liens being extended or renewed;

         (g) Other statutory Liens incidental to the conduct of its business or the ownership of its property and assets that (i) were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and (ii) do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business;

         (h) Liens on fixed assets securing the loans or capital leases permitted under Section 7.1 hereof, provided that such Lien only attaches to the property being acquired or leased;

         (i) Liens arising out of title retention provisions in a supplier's standard conditions for supply of goods required in the order of the usual course of trading; and

         (j) Liens securing Indebtedness permitted under Section 7.1.

     7.3 NO SALE OF ASSETS. No Borrower shall, or shall permit any of its Subsidiaries to, directly or indirectly, sell, lease, assign, transfer or otherwise dispose of any assets other than (in each case to the extent not prohibited by the Bankruptcy Code): (a) Inventory in the ordinary course of business, (b) obsolete or worn out property disposed of in the ordinary course of business, (c) the Sale in accordance with, and as defined in, the Interim Financing Order or the Final Financing Order and (d) assets the disposition of which is not otherwise permitted by this Section 7.3; provided that, (i) in the case of any disposition referred to in clause (d) above, such disposition (x) is approved by the Lenders and (y) is for fair value and approved by the Bankruptcy Court; and (ii) in the case of all dispositions referred to in clauses (b) through and including (d) above, the aggregate consideration therefor is paid in cash at the time of such disposition and is thereupon delivered to the Agent for application pursuant to Section 2.6.

     7.4 NO CORPORATE CHANGES. No Borrower shall, or shall permit any of its Subsidiaries to, directly or indirectly, merge, consolidate or otherwise alter or modify such Borrower's or such Subsidiary's Governing Documents, corporate name, principal places of business, structure, status or existence, except where such modification would not have a Material Adverse Effect, or enter into or engage in any line of business materially different from that currently being conducted by such Borrower or such Subsidiary.

     7.5 NO GUARANTIES. No Borrower shall, or shall permit any of its Subsidiaries to, directly or indirectly, issue or assume any Guaranty with respect to the Liabilities of any other Person, including any Subsidiary or Affiliate of such or any other Borrower, except (a) by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (b) with respect to Indebtedness permitted to be incurred pursuant to Section 7.1.

     7.6 NO RESTRICTED PAYMENTS. No Borrower shall, or shall permit any of its Subsidiaries to, directly or indirectly, make any Restricted Payment.

     4.7 NO INVESTMENTS. No Borrower shall, or shall permit any of its Subsidiaries to, directly or indirectly, make any Investment in any Person other than:

         (a) Guaranties permitted under Section 7.5;

         (b) Investments set forth on Schedule 7.7(b);

         (c) Permitted Investments; and

         (d) Investments permitted under Section 7.1.

     7.8 NO AFFILIATE TRANSACTIONS. No Borrower shall, or shall permit any of its Subsidiaries to, directly or indirectly, enter into any transaction with, including the purchase, sale or exchange of property or the rendering of any service to, any other Borrower or Subsidiary of a Borrower or other Affiliate of a Borrower, and whether or not such transaction would otherwise be permitted under any of the other provisions of the Credit Documents, except: (i) in the ordinary course of and pursuant to the reasonable requirements of such Borrower's or such Subsidiary's business, as the case may be, and, except in the case of intercompany loans and advances permitted pursuant to Section 7.1(c), upon fair and reasonable terms no less favorable to such Borrower or such Subsidiary than could be obtained in a comparable arms-length transaction with an unaffiliated Person, and (ii) in accordance with the Budget.

     7.9 LIMITATION ON TRANSACTIONS UNDER ERISA. No Borrower shall, or shall permit any of its Subsidiaries to, directly or indirectly:

         (a) amend, or permit any ERISA Affiliate to amend, a Benefit Plan resulting in an increase in current liability for the plan year such that any of such Borrower, any Subsidiary of such Borrower or any ERISA Affiliate is required to provide security to such a Benefit Plan under Section 401(a)(29) of the Code; or

         (b) allow the representation made in Section 5.14 to be untrue at any time.

     7.10 NO ADDITIONAL BANK ACCOUNTS. No Borrower shall, or shall permit any of its Subsidiaries to, directly or indirectly, open, maintain or otherwise have any checking, savings or other accounts at any bank or other financial institution, or any other account where money is or may be deposited or maintained with any Person, other than the Disbursement Account, the Depositary Accounts and the payroll and petty cash accounts set forth on Schedule 7.10 or as otherwise agreed to by Agent in writing.

     7.11 MATERIAL AMENDMENTS OF MATERIAL CONTRACTS. No Borrower shall, or shall permit any of its Subsidiaries to, directly or indirectly, without the prior written consent of the Agent, amend, modify, cancel or terminate or permit the amendment, modification, cancellation or termination of (other than the expiration or completion of a contract pursuant to its terms), any material term or provision of the Material Contracts.

     7.12 ADDITIONAL RESTRICTIVE COVENANTS. Except for Permitted Restricted Covenants, no Borrower shall, or shall permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective (a) any consensual restriction limiting the ability (whether by covenant, Event of Default, subordination or otherwise and including any such the effect of which is to require the providing of equal and ratable security to any other Person in the event a Lien is granted to or for the benefit of the Agent and the Lenders) to (i) pay dividends or make any other distributions on shares of its capital stock held by any Borrower or any other Subsidiary of any Borrower; (ii) pay any Liability owed to any Borrower or any other Subsidiary of any Borrower; (iii) make any loans or advances or other Investments in any Borrower or in any other Subsidiary of any other Borrower other than as permitted pursuant to Section 7.1(c), (d) or (e); or (iv) create or permit to exist any Lien upon the assets of any Borrower or any Subsidiary of any Borrower, other than Permitted Liens; or (b) any contractual obligation which may restrict or inhibit the Agent's and Lenders' rights or ability to sell or otherwise dispose of the Collateral or any part thereof after the occurrence of an Event of Default; other than Permitted Restrictive Covenants.

     7.13 NO ADDITIONAL SUBSIDIARIES. No Borrower shall, or shall permit any of its Subsidiaries to, directly or indirectly, form or acquire any new Subsidiaries.

     7.14 APPLICATION TO THE BANKRUPTCY COURT. No Borrower shall apply to the Bankruptcy Court for authority to (a) take any action that is prohibited by the terms of the applicable Order, this Credit Agreement or the other Credit Documents, (b) refrain from taking any action that is required to be taken by the terms of the applicable Order, this Credit Agreement or the other Credit Documents, or (c) file or support the filing of motions to permit, or permit, any Indebtedness or claim to be pari passu with or senior to any of the Obligations other than those expenses covered by the Carve-Out, as defined in the applicable Order.

     7.15 MODIFICATIONS TO FINANCING ORDERS OR FIRST DAY ORDERS.

         (a) No Borrower shall consent to any amendment, supplement, extension or other modification of any of the terms or provisions contained in, or applicable to, the Interim Financing Order or the Final Financing Order or any other order entered by the Bankruptcy Court on or about the Petition Date, respectively, without the Agent's prior written consent.

         (b) Until all Obligations are indefeasibly paid and satisfied in full in cash, without first obtaining the written consent of the Agent (which consent shall not be unreasonably withheld or delayed), (i) no Borrower shall reject any material unexpired lease or executory contract, and (ii) no Borrower shall assume or apply to the Bankruptcy Court to assume any material executory contract or unexpired lease, unless, in the case of any unexpired lease, the order of the Bankruptcy Court (which shall be in a form acceptable to the Agent in its sole discretion) authorizing such assumption specifically provides that, notwithstanding such assumption, such Borrower may later assign the relevant lease under Bankruptcy Code Section 365(f) without, among other things, obtaining the consent of the relevant lessor (but after complying with the other requirements of Bankruptcy Code Section 365).

                                  ARTICLE VIII

                                    SECURITY

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

     8.1 POST-PETITION COLLATERAL. As security for the Loans, (subject, in the case of the UK Companies and the Canadian Company, to the applicable Post-Petition Guaranty), pursuant to the Order and Section 364(c)(2) of the Bankruptcy Code or other agreements or documents, the Agent is hereby granted for the sole benefit of the Lenders valid, binding, enforceable and perfected liens (the "Post-Petition Liens") in: all currently owned or hereafter acquired property and assets of the Borrowers, DSI, the UK Companies and the Canadian Company and any present or subsequent guarantor of the Loans, of any kind or nature, whether real or personal, tangible or intangible, wherever located, now owned or hereafter acquired or arising and all proceeds, products, rents and profits thereof, including, without limitation, all cash, goods, accounts, inventory, cash-in-advance deposits, general intangibles, deposit accounts, real estate, machinery, equipment, vehicles, trademarks, trade names, licenses, claims and causes of action (including, to the extent permitted by the Orders, causes of action arising under Sections 544, 547, 548, 550 or 553 of the Bankruptcy Code (the "Avoidance Actions")), rights to payment including tax refund claims, insurance proceeds and tort claims and the proceeds, products, rents and profits of all of the foregoing (all of the foregoing, the "Post-Petition Collateral"), in each case subject only to: (i) the Carve-Out (as defined in the applicable Order); and (ii) any liens or security interests existing on or in the Post-Petition Collateral that are valid, binding, enforceable and perfected liens on the Petition Date that are not otherwise subject to avoidance or subordination, all as more fully set forth in the applicable Order.

     8.2 PRE-PETITION COLLATERAL. As adequate protection, subject to the terms of the Order and the Bankruptcy Code, the Pre-Petition Agent is hereby granted, for the sole benefit of the Pre-Petition Lenders (including Pre-Petition Lenders that are also Lenders hereunder), valid, binding, enforceable and perfected liens (the "Adequate Protection Liens") in all Post-Petition Collateral to secure an amount of Pre-Petition Indebtedness (the "Adequate Protection Obligations") equal to the sum of, without duplication, the aggregate amount of diminution in value of the Pre-Petition Collateral, whether by depreciation, use, sale, loss decline in market price or otherwise. The Adequate Protection Obligations shall be allocated pro rata to the Pre-Petition Indebtedness. The Adequate Protection Liens are subject only to: (i) the Post-Petition Liens; (ii) the Carve-Out (as defined in the applicable Order); and (iii) any liens or security interests existing on or in the Post-Petition Collateral that are valid, binding, enforceable and perfected liens on the Petition Date that are not otherwise subject to avoidance or subordination, all as more fully set forth in the applicable Order.

     8.3 COLLATERAL PROCEEDS. From and after the Closing Date, the proceeds of the Pre-Petition Collateral, and the Post-Petition Collateral shall not, directly or indirectly, be used to pay expenses of the Borrowers or otherwise disbursed except for: (a) those expenses, payments, and/or disbursements that are expressly set forth in the Budget or otherwise permitted under the applicable Order and the Credit Documents; (b) compensation and reimbursement of expenses allowed by the Bankruptcy Court to attorneys, accountants, or other professional persons retained by the Borrowers and the Committee (as defined in the applicable Order) as are set forth in the Budget or provided for in the applicable Order; and (c) amounts due to the Agent and/or the Lenders, and their accountants, attorneys or other professionals hereunder or under the applicable Order; provided that the foregoing shall not be construed as consent to the allowance of any of the amounts referred to in the preceding clauses (a), (b) or
(c) and shall not affect the right of the Pre-Petition Agent, the Pre-Petition

Lenders, the Agent, the Lenders, the Borrowers and the Committee to object to the allowance and payment of such amounts. No consent by the Agent, any of the Lenders, the Pre-Petition Agent or any of the Pre-Petition Lenders to any administrative claims, including fees and expenses of professionals, sought to be assessed against or attributed to the Agent, any of the Lenders, the Pre-Petition Agent or any of the Pre-Petition Lenders or their respective interests in the Pre-Petition Collateral or the Post-Petition Collateral pursuant to the provisions of Section 506(c) of the Bankruptcy Code or otherwise by, through or on behalf of the Borrowers, shall be implied from any action, inaction or acquiescence by the Pre-Petition Agent, the Pre-Petition Lenders, the Agent or the Lenders or otherwise, it being understood that rights under
Section 506(c) are hereby waived. Except as set forth in the first sentence of this Section 8.3, none of the Pre-Petition Lenders, the Lenders, the Pre-Petition Agent or the Agent have consented or agreed to the use of the proceeds of the Loans, Pre-Petition Collateral or the Post-Petition Collateral.

     8.4 AGREEMENTS. Documentary evidence of Collateral pledged as security for the Obligations under this Credit Agreement include, without limitation, the following documents which shall be executed and delivered to Agent, for the benefit of Lenders:

         (a) Security Agreements, Collateral Assignment and Security Agreements, and such other documents as may be required by Agent to create, amend or perfect the Liens of Agent, executed and delivered by each Borrower, securing the Obligations of this Credit Agreement.

         (b) A Pledge Agreement, and such other documents as may be required by Agent, executed and delivered by Advanced Lighting Technologies Europe Limited, granting the Venture Lighting Europe Limited (f/k/a Parry Power Systems Limited) shares transferred to it by ADLT as security for the Obligations of this Credit Agreement and the Pre-Petition Credit Agreement.

         (c) Post-Petition Guarantees, reaffirmations of Pre-Petition Corporate Guarantees as required by Agent, and such other documents as may be required by Agent, executed and delivered by each Post-Petition Guarantor, securing the Obligations of this Credit Agreement and the Pre-Petition Credit Agreement.

         (d) Debenture Agreements and Guarantees, and such other documents as may be required by Agent, executed and delivered by each UK Company, securing the Obligations under this Credit Agreement.

         (e) A Security Agreement and Guarantee, and such other documents as may be required by Agent, executed and delivered by the Canadian Company, securing the Obligations of this Credit Agreement.

                                   ARTICLE IX

                         EVENTS OF DEFAULT AND REMEDIES

         9.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an Event of Default hereunder (whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of any Borrower or any Subsidiary of any Borrower, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body):

         (a) failure of the Borrowers to pay when due and payable, in each case whether at stated maturity, by acceleration, or otherwise, any (a) principal of the Loans, Interest or Fees, (b) Expenses within three (3) Business Days of demand therefor, or (c) other Obligations within three (3) Business Days of demand therefor; or

         (b) failure of any Borrower or any Subsidiary of any Borrower to perform, comply with or observe any term, covenant or agreement applicable to it contained in Sections 6.1, 6.2, 6.10, 6.11, 6.16, or 6.17 or Article VII; or

         (c) any representation or warranty made by any Borrower or any Subsidiary of any Borrower under this Credit Agreement or under any other Credit Document shall prove to have been incorrect or misleading when made or deemed made; or

         (d) any Borrower or any Subsidiary of any Borrower shall fail to comply with any covenant contained in this Credit Agreement (other than under a provision covered by Section 9.1 (a) or (b) above) or the other Credit Documents, which failure to comply is not cured within ten (10) Business Days of its occurrence; or

         (e) dissolution or cessation of any Borrower's businesses or following the consummation of the Sale in accordance with its terms; or

         (f) any covenant, agreement or obligation of any party contained in or evidenced by any of the Credit Documents shall cease to be enforceable in accordance with its terms, or any party to any Credit Document shall deny or disaffirm its obligations under any of the Credit Documents, or any Credit Document shall be cancelled, terminated, revoked or rescinded without the express prior written consent of the Agent, or any action or proceeding shall have been commenced by any Person seeking to cancel, revoke, rescind or disaffirm the obligations of any party to any Credit Document, or any court or other Governmental Authority shall issue a judgment, order, decree or ruling to the effect that any of the material obligations of any party to any Credit Document are illegal, invalid or unenforceable; or

         (g) (i) any ERISA Termination Event shall occur with respect to any Benefit Plan of any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any such Benefit Plan, (iii) any Person shall engage in any Prohibited Transaction involving any such Benefit Plan, (iv) any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate shall be in "default" (as defined in ERISA Section 4219(c)(5)) with respect to payments owing to any such Benefit Plan that is a Multiemployer Plan as a result of such Person's complete or partial withdrawal (as described in ERISA Section 4203 or 4205) therefrom,
(v) any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate shall fail to pay when due an amount that is payable by it to the PBGC or to any such Benefit Plan under Title N of ERISA, (vi) a proceeding shall be instituted by a fiduciary of any such Benefit Plan against any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate to enforce ERISA Section 515 and such proceeding shall not have been dismissed within 30 days thereafter or (vii) any other event or condition shall occur or exist with respect to any such Benefit Plan, except that no event or condition referred to in clauses (i) through (vii) shall constitute an Event of Default if it, together with all other such events or conditions at the time existing, has not subjected, and in the reasonable determination of the Majority Lenders will not subject, any Borrower or any Subsidiary of any Borrower to any liability; or

         (h) there shall occur any event that would reasonably be expected to have a Material Adverse Effect that has not been stayed as a consequence of the Petitions; or

         (i) the Bankruptcy Court shall enter an order appointing a trustee under Section 1104(a) of the Bankruptcy Code in any of the Cases; or

         (j) (i) the applicable Order shall cease to be in full force and effect, (ii) any Borrower shall fail to comply in any material respect with the terms of the applicable Order, or (iii) the applicable Order shall be amended, supplemented, stayed, reversed, vacated or otherwise modified (or any of the Borrowers shall apply for authority to do so) without the Agent's prior written consent; or

         (k) occurrence of a "Termination Event" (as defined in the applicable Order) for which no "Non-Termination Notice" (as defined in the applicable Order) has been issued by the Agent, or if issued, has been rescinded; or

         (l) the Bankruptcy Court shall enter an order appointing a responsible officer or an examiner with powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code, under Section 1106(b) of the Bankruptcy Code, in any of the Cases; or

         (m) except as permitted under the applicable Order, there shall be allowed any Claim having priority senior to or pari passu with the Claims of the Lenders under the Credit Documents or any other Claim having priority over any and all administrative expenses of the kind specified in Section 503(b) or 507(b) of the Bankruptcy Code, or there shall be granted any Lien on any property of any Borrower, in each case except as expressly permitted under the terms of the Credit Documents; or

         (n) (i) an order of a court of competent jurisdiction shall be entered reversing, staying, vacating or rescinding the applicable Order or (ii) an order of a court of competent jurisdiction shall be entered amending, supplementing, or otherwise modifying the applicable Order, unless consented to by Agent in writing; or

         (o) the Bankruptcy Court shall enter an order converting any of the Cases to a case under Chapter 7 of the Bankruptcy Code or dismissing any of the Cases; or

         (p) the failure of entry by the Bankruptcy Court of a Final Financing Order acceptable to Agent and Lenders in their sole discretion; or

         (q) the granting of a motion for, or the granting of any motion by the Bankruptcy Court giving to any creditor (with claims individually or in the aggregate in excess of $500,000), relief from the automatic stay provisions of
Section 362 of the Bankruptcy Code.

     9.2 ACCELERATION AND CASH COLLATERALIZATION; REMEDIES. Upon the occurrence of an Event of Default and which is continuing:

         (a) the Agent shall, upon the request of the Majority Lenders, and by delivery of notice to the Borrowers from the Agent, take any or all of the following actions, without prejudice to the rights of the Agent or any Lender to enforce its claims against any Borrower: (a) declare all Obligations to be immediately due and payable without presentment, demand, protest or any other action or obligation of the Agent or any Lender; and (b) immediately terminate the Commitments hereunder;

         (b) after five (5) Business Days' written notice by the Agent to the Borrowers, the United States Trustee and the Committee, the automatic stay provided by Section 362 of the Bankruptcy Code shall be deemed automatically vacated without further order of the Bankruptcy Court and the Lenders shall be immediately permitted to, inter alia, pursue any and all of their remedies against the Borrowers and the Collateral and seek payment in respect of all Obligations; provided that with respect to an Event of Default under Section 9.1(b) caused by a violation of Section 6.16(f), if Borrowers cure such Event of Default within the foregoing five (5) Business Day period, then the Agent shall be deemed to have rescinded its request to vacate the automatic stay and the automatic stay provided by Section 362 of the Bankruptcy Code shall remain in place; and

         (c) upon the occurrence and during the continuation of an Event of Default, the Agent may exercise all rights and remedies provided to the Agent in the Interim Financing Order or Final Financing Order.

     Notwithstanding the foregoing or anything to the contrary set forth herein, if at any time after acceleration of the maturity of the Obligations, the Borrowers shall pay all arrears of interest and all payments on account of principal of the Loans which shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in Section 3.2) and all Events of Default and Defaults (other than nonpayment of principal of and accrued interest on the Loans and other Obligations due and payable solely by virtue of acceleration) shall be remedied or waived, then by written notice to the Borrowers, the Majority Lenders may elect, in the sole discretion of such Majority Lenders, to rescind and annul the acceleration and its consequences and return any Cash Collateral; but such action shall not affect any subsequent Default or Event of Default or impair any right or remedy consequent thereon. The provisions of the preceding sentence are intended merely to bind the Lenders to a decision which may be made at the election of the Majority Lenders; they are not intended to benefit the Borrowers and do not give any Borrower the right to require the Lenders to rescind or annul any acceleration hereunder or to return any Cash Collateral, even if the conditions set forth herein are met.

                                    ARTICLE X

                                    THE AGENT

         10.1 APPOINTMENT OF AGENT.

              (a) Each Lender hereby designates PNC as Agent to act as herein specified. Each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Credit Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent shall hold all Collateral and all payments of principal, interest, fees, charges and expenses received pursuant to this Credit Agreement or any other Credit Document for the benefit of the Lenders to be distributed as provided herein. The Agent may perform any of its duties hereunder by or through its agents or employees.

              (b) The provisions of this Article X are solely for the benefit of the Agent and the Lenders, and none of the Borrowers or their Subsidiaries shall have any rights as a third party beneficiary of any of the provisions hereof (other than Section 10.8). In performing its functions and duties under this Credit Agreement, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any Borrowers or their Subsidiaries.

         10.2 NATURE OF DUTIES OF AGENT. The Agent shall have no duties or responsibilities except those expressly set forth in this Credit Agreement and the other Credit Documents. Neither the Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Credit Agreement or the other Credit Documents a fiduciary relationship in respect of any Lender, and nothing in this Credit Agreement or the other Credit Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Credit Agreement or the other Credit Documents except as expressly set forth herein or therein.

         10.3 LACK OF RELIANCE ON AGENT.

              (a) Independently and without reliance upon the Agent or any Lender, to the extent it deems appropriate, each Lender has made and shall continue to make (i) its own independent investigation of the financial or other condition and affairs of each Borrower and its Subsidiaries in connection with the taking or not taking of any action in connection herewith and (ii) its own appraisal of (A) the creditworthiness of each Borrower and its Subsidiaries, and
(B) the Collateral, and, except as expressly provided in this Credit Agreement, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the initial Credit Event or at any time or times thereafter.

              (b) The Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any other Credit Document or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Credit Agreement or any other Credit Document or the financial or other condition of any Borrowers or their Subsidiaries. The Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Credit Agreement or any other Credit Document, or the financial condition of any Borrowers or their Subsidiaries, or the existence or possible existence of any Default or Event of Default, unless specifically requested to do so in writing by any Lender.

         10.4 CERTAIN RIGHTS OF THE AGENT. The Agent shall have the right to request instructions from the Majority Lenders at any time. If the Agent shall request instructions from the Majority Lenders with respect to any act or action (including the failure to act) in connection with this Credit Agreement, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Majority Lenders, and the Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the instructions of the Majority Lenders.

         10.5 RELIANCE BY AGENT. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex or facsimile transmission, E-mail, telecopier message, cablegram, order or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. The Agent may consult with legal counsel (including counsel for the Borrowers with respect to matters concerning the Borrowers), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         10.6 INDEMNIFICATION OF AGENT. To the extent the Agent is not reimbursed and indemnified by the Borrowers, each Lender will reimburse and indemnify the Agent, in proportion to its respective Commitment, for and against any and all liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever (including all expenses) which may be imposed on, incurred by or asserted against the Agent, in any way relating to or arising out of this Credit Agreement or any other Credit Document; PROVIDED that no Lender shall be liable for any portion of such liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent it is determined by a judgment of a court that is binding and final and not subject to review on appeal, to be the result of acts or omissions on the part of the Agent, constituting gross negligence or willful misconduct.

         10.7 THE AGENT IN ITS INDIVIDUAL CAPACITY. With respect to its obligation to lend under this Credit Agreement and the Loans made by it, the Agent shall have the same rights and powers hereunder as any other Lender or holder of a participation interest and may exercise the same as though it was not performing the duties specified herein; and the terms "Lenders," "Majority Lenders," "holders," or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory or other business with any Borrower or any Affiliate of any Borrower as if it were not performing the duties specified herein, and may accept fees and other consideration from any Borrower for services in connection with this Credit Agreement and otherwise without having to account for the same to the Lenders.

         10.8 SUCCESSOR AGENT.

              (a) The Agent may, upon five (5) Business Days' notice to the Lenders and the Borrowers, resign at any time (effective upon the appointment of a successor Agent pursuant to the provisions of this Section 10.8) by giving written notice thereof to the Lenders and the Borrowers. Upon such resignation, the Majority Lenders shall have the right, upon five (5) days' notice to the Borrowers, to appoint a successor Agent. If no successor Agent (i) shall have been so appointed by the Majority Lenders and (ii) shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation, then, upon five (5) days' notice, the retiring Agent may, on behalf of the Lenders, appoint a successor Agent.

              (b) Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Credit Agreement. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Credit Agreement.

              (c) In the event of a material breach by the Agent of its duties hereunder, the Agent may be removed by the Majority Lenders for cause and the provisions of this Section 10.8 shall apply to the appointment of a successor Agent.

         10.9 COLLATERAL MATTERS.

              (a) Each Lender authorizes and directs the Agent to enter into the Collateral Documents for the benefit of the Lenders. Each Lender hereby agrees that, except as otherwise set forth herein, any action taken by the Majority Lenders in accordance with the provisions of this



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Credit Agreement or the Collateral Documents, and the exercise by the Majority
Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. The Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any further consent from any Lender from time to time prior to Default, to take any action with respect to any Collateral or Collateral Documents necessary to perfect and maintain perfected the security interest in and liens upon granted pursuant to the Collateral Documents.

               (b) The Lenders hereby authorize the Agent to release any Lien granted to or held by the Agent upon any Collateral (i) upon termination of the Commitments and payment and satisfaction of all of the Obligations at any time arising under or in respect of this Credit Agreement or the other Credit Documents or the transactions contemplated hereby or thereby, (ii) constituting property being sold or disposed of upon receipt of the proceeds of such sale by the Agent if the Borrowers certify to the Agent that the sale or disposition is made in compliance with Section 7.3 (and the Agent may rely conclusively on any such certificate, without further inquiry), or (iii) if approved, authorized or ratified in writing by the Majority Lenders, unless such release is required to be approved by all of the Lenders hereunder. Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this Section 10.9.

               (c) Upon any sale and transfer of Collateral which is expressly permitted pursuant to the terms of this Credit Agreement, or consented to in writing by the Majority Lenders or all of the Lenders, as applicable, and upon at least five (5) Business Days' prior written request by the Borrowers, the Agent shall (and is hereby irrevocably authorized by the Lenders, to) execute such documents as may be necessary to evidence the release of the Liens granted to the Agent for the benefit of the Lenders herein or pursuant hereto upon the Collateral that was sold or transferred; PROVIDED that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to or create any Liability or entail any consequence other than the release of such Liens without recourse or warranty and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of any Borrower or any Subsidiary of any Borrower in respect of) all interests retained by any Borrower or any Subsidiary of any Borrower, including the proceeds of the sale, all of which shall continue to constitute part of the Collateral. In the event of any sale or transfer of Collateral, or any foreclosure with respect to any of the Collateral, the Agent shall be authorized to deduct all of the Expenses reasonably incurred by the Agent from the proceeds of any such sale, transfer or foreclosure.

               (d) The Agent shall have no obligation whatsoever to the Lenders, or any other Person to assure that the Collateral exists or is owned by any Borrower or any Subsidiary thereof or is cared for, protected or insured, or that the Liens granted to the Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or otherwise, any of the rights, authorities and powers granted or available to the Agent in this
Section 10.9 or in any of the Collateral Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent's own interest in the Collateral as one of the Lenders and that the Agent shall have no duty or liability whatsoever to the Lenders, except for its gross negligence or willful misconduct.

         10.10 ACTIONS WITH RESPECT TO DEFAULTS. In addition to the Agent's right to take actions on its own accord as permitted under this Credit Agreement, the Agent shall take such action with respect to a Default or Event of Default as shall be directed by all the Lenders; PROVIDED that until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable and in the best interests of the Lenders; and, further, PROVIDED that the Agent shall not be required under any circumstances to take any action that, in its judgment, (a) is contrary to any provision of the Credit Documents or


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

applicable law or (b) will expose it to any liability or expense against which it has not been indemnified to its satisfaction. Notwithstanding the foregoing, the Agent shall not waive or consent to any Default or Event of Default without the prior written consent of all the Lenders.

              10.11 DELIVERY OF INFORMATION. The Agent shall not be required to deliver to any Lender originals or copies of any documents, instruments, notices, communications or other information received by the Agent from the Borrowers, any Borrower, any Subsidiary of any Borrower, the Majority Lenders, any Lender, or any other Person under or in connection with this Credit Agreement or any other Credit Document except (a) as specifically provided in this Credit Agreement or any other Credit Document and (b) as specifically requested from time to time in writing by any Lender, with respect to a specific document, instrument, notice or other written communication received by and in the possession of the Agent at the time of receipt of such request and then only in accordance with such specific request.

                                   ARTICLE XI

                                  MISCELLANEOUS

         11.1 SUBMISSION TO JURISDICTION; WAIVERS. EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

              (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NONEXCLUSIVE GENERAL JURISDICTION OF THE BANKRUPTCY COURT, FOR THE NORTHERN DISTRICT OF ILLINOIS AND APPELLATE COURTS FROM ANY THEREOF;

              (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURT AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

              (c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO SUCH BORROWER AT THE ADDRESS OF THE BORROWERS SET FORTH IN SECTION 11.4 OR AT SUCH OTHER ADDRESS OF WHICH THE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO;

              (d) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER


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

PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION;

              (e) WAIVES THE RIGHT TO ASSERT ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM IN RESPECT OF, AND ALL STATUTES OF LIMITATIONS WHICH MAY BE RELEVANT TO, SUCH ACTION OR PROCEEDING; AND

              (f) WAIVES DUE DILIGENCE, DEMAND, PRESENTMENT AND PROTEST AND ANY NOTICES THEREOF AS WELL AS NOTICE OF NONPAYMENT.

         11.2 JURY TRIAL. THE BORROWERS, THE AGENT, AND THE LENDERS EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS CREDIT AGREEMENT, THE OTHER CREDIT DOCUMENTS OR ANY OTHER AGREEMENTS OR TRANSACTIONS RELATED HERETO OR THERETO.

         11.3 DELAYS; PARTIAL EXERCISE OF REMEDIES. No delay or omission of the Agent or the Lenders to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by the Agent or the Lenders of any right or remedy shall preclude any other exercise thereof, or preclude any other right or remedy.

         11.4 NOTICES. Except as otherwise provided herein, all notices and correspondence hereunder shall be in writing and sent by certified or registered mail, return receipt requested, or by overnight delivery service, with all charges prepaid, to the following addresses: if to the Agent, or any of the Lenders, to the addresses specified on the signature page hereof or to such other addresses as designated in writing by Agent or a Lender; and if to any Borrower, at 32000 Aurora Road, Solon, Ohio 44139, Attention: Treasurer; or by facsimile transmission, promptly confirmed in writing sent by first class mail, if to the Agent, or any of the Lenders, at (412) 768-4369, attention: Richard F. Muse, Jr., or to such other facsimile number or Person as designated by Agent in writing; and if to the Borrowers at (440) 542-4325, attention: Treasurer. All such notices and correspondence shall be deemed given (a) if sent by certified or registered mail, three (3) Business Days after being postmarked, (b) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused, and (c) if sent by facsimile transmission, when receipt of such transmission is acknowledged except, in the case of a notice from the Agent to the Borrowers under Section 9.2, such notice shall be deemed given when sent by facsimile transmission.

         11.5 ASSIGNABILITY.

              (a) The Borrowers shall not have the right to assign this Credit Agreement or any interest therein except with the prior written consent of the Agent.


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

              (b) Any Lender may make, carry or transfer Loans at, to or for the account of any of its branch offices or the office of an Affiliate of such Lender except to the extent such transfer would result in increased costs to the Borrowers.

              (c) Each Lender may assign to one or more banks or other financial institutions all or a portion of its rights and obligations under this Credit Agreement and the other Credit Documents; PROVIDED that, except in the case of an assignment to a Federal Reserve Bank (which may be made without condition or restriction), (i) the Agent shall consent to, and the Borrowers shall receive notice of, such assignment, (ii) for each such assignment, the parties thereto shall execute and deliver to the Agent, for its acceptance and recording in the Register (as defined below), an Assignment and Assumption Agreement and a processing and recordation fee of $3,500 and (iii) no such assignment shall be for less than $5,000,000 of the Commitments, unless such assignment is to a then-current Lender. Upon such execution and delivery of the Assignment and Assumption Agreement to the Agent, from and after the date specified as the effective date in the Assignment and Assumption Agreement (the "Acceptance Date"), (A) the assignee thereunder shall be a party hereto, and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Assumption Agreement, such assignee shall have the rights and obligations of a Lender hereunder and (B) the assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Assumption Agreement, relinquish its rights (other than any rights it may have pursuant to Section 11.8 which will survive) and be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Assumption Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto).

              (d) By executing and delivering an Assignment and Assumption Agreement, the assignee thereunder confirms and agrees as follows: (i) other than as provided in such Assignment and Assumption Agreement, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or any other Credit Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement or any other Credit Document; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower, any Subsidiaries, the value of the Collateral, or the performance or observance by any Borrowers or their Subsidiaries of any of its obligations under this Credit Agreement or any other Credit Document; (iii) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the Financial Statements referred to in Section 6.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption Agreement; (iv) such assignee will continue, independently and without reliance upon the Agent, and based on such documents and information as it shall deem appropriate at the time, to make its own credit decisions in taking or not taking action under this Credit Agreement; (v) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Credit Documents as are delegated to the Agent by their terms, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the


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obligations which by the terms of this Credit Agreement are required to be performed by it as a Lender.

              (e) The Agent shall maintain at its address referred to in Section
11.4 a copy of each Assignment and Assumption Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Credit Agreement. The Register and copies of each Assignment and Assumption shall be available for inspection by any Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

              (f) Upon its receipt of an Assignment and Assumption Agreement executed by an assigning Lender, the Agent shall, if such Assignment and Assumption Agreement has been completed, (i) accept such Assignment and Assumption Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrowers.

              (g) Each Lender may sell participations (without the consent of the Agent, any Borrower or any other Lender) to one or more parties in or to all or a portion of its rights and obligations under this Credit Agreement (including all or a portion of its Commitments and the Loans owing to it); PROVIDED that (i) such Lender's obligations under this Credit Agreement (including its Commitments to the Borrowers hereunder) shall remain unchanged,
(ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the Lender for all purposes of this Credit Agreement, (iv) the Borrowers, the Agent, and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Credit Agreement, and (v) such Lender shall not transfer, grant, assign or sell any participation under which the participant shall have rights to approve any amendment or waiver of this Credit Agreement except to the extent such amendment or waiver would (A) extend the final maturity date or the date for the payments of any installment of fees or principal or interest of any Loans in which such participant is participating; (B) reduce the amount of any installment of principal of the Loans in which such participant is participating; or (C) except as otherwise expressly provided in this Credit Agreement, reduce the interest rate applicable to the Loans or any unpaid Drawing in which such participant is participating. Each Lender selling or granting a participation, including a participation sold pursuant to Section 2.11, shall indemnify the Borrowers and the Agent for any Taxes and Liabilities that either may sustain as a result of such Lender's failure to withhold and pay any Taxes applicable to payments by such Lender to its participant in respect of such participation.

              (h) Each Lender agrees that, without the prior written consent of the Borrowers and the Agent, it will not make any assignment hereunder in any manner or under any circumstances that would require registration or qualification of, or filings in respect of, any Loan, or other Obligation under the securities laws of the United States of America or of any jurisdiction.



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              (i) In connection with the efforts of any Lender to assign its rights or obligations or to participation interests, such Lender may disclose any information in its possession regarding any Borrower to any Person who shall have first agreed in writing to be bound by Section 11.6.

         11.6 CONFIDENTIALITY. Each Lender agrees that it will use its reasonable best efforts not to disclose without the prior consent of the Borrowers (other than to its employees, auditors, advisors, Affiliates and counsel, or to another Lender if the disclosing Lender or such disclosing Lender's holding or parent company in its sole discretion determines that any such party should have access to such information) any information with respect to any Borrower or any of its Subsidiaries, which is furnished pursuant to this Credit Agreement and which is designated by such Borrower to the Lenders in writing as confidential; PROVIDED that any Lender may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to or examination conducted by any Governmental Authority having or claiming to have jurisdiction over such Lender, (c) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (d) in order to comply with any Requirement of Law, (e) to any prospective or actual assignee or participant in connection with any contemplated assignment of participation of any of the Loans or Commitments or any interest therein by such Lender, (f) as may be required or appropriate in protecting, preserving, exercising or enforcing any of its rights in, under or related to the Collateral or the Credit Documents, and (g) as may be required or appropriate in consulting with any Person with respect to any of the foregoing matters.

         11.7 INDEMNIFICATION. The Borrowers shall and hereby agree jointly and severally to indemnify, defend and hold harmless the Agent and each of the Lenders and their respective directors, officers, agents, employees, counsel, advisors and Affiliates from and against (a) any and all losses, claims, damages, liabilities, deficiencies, judgments or expenses incurred by any of them (except to the extent that it is finally judicially determined to have resulted from their own gross negligence or willful misconduct) arising out of or by reason of any litigations, investigations, claims or proceedings which arise out of or are in any way related to (i) this Credit Agreement or the transactions contemplated thereby; (ii) any actual or proposed use by any Borrower of the proceeds of the Loans; or (iii) the Agent's or the Lenders' entering into this Credit Agreement, the other Credit Documents or any other agreements and documents relating thereto, including amounts paid in settlement, court costs and the fees and disbursements of counsel incurred in connection with any such litigation, investigation, claim or proceeding or any advice rendered in connection with any of the foregoing; and (b) any such losses, claims, damages, liabilities, deficiencies, judgments or expenses that arise directly or indirectly from or in connection with any federal, state or local environmental laws, acts, rules, regulations, orders, directions, ordinances, criteria or guidelines. If and to the extent that the Obligations of the Borrowers hereunder are unenforceable for any reason, the Borrowers hereby jointly and severally agree to make the maximum contribution to the payment and satisfaction of such Obligations which is permissible under applicable law. The Borrowers' joint and several Obligations hereunder shall survive any termination of this Credit Agreement and the other Credit Documents and the payment in full of the Obligations, and are in addition to, and not in substitution of, any other of its Obligations. In addition, the Borrowers shall, upon demand, pay to the Agent and any Lender all costs and expenses (including the


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reasonable fees and disbursements of counsel and other professionals) paid or incurred by the Agent or such Lender in (i) enforcing or defending its rights under or in respect of this Credit Agreement, the other Credit Documents or any other document or instrument now or hereafter executed and delivered in connection herewith, (ii) collecting the Loans, (iii) foreclosing or otherwise collecting upon the Collateral or any part thereof and (iv) obtaining any legal, accounting or other advice in connection with any of the foregoing.

         11.8 ENTIRE AGREEMENT; SUCCESSORS AND ASSIGNS. This Credit Agreement, the Pre-Petition Credit Agreement, and the other Credit Documents and the documents and agreements referred to herein and therein constitute the entire agreement among the Borrowers, the Agent and the Lenders, supersedes any prior agreements among them, and shall bind and benefit the Borrowers, the Agent and the Lenders and their respective successors and permitted assigns.

         11.9 AMENDMENTS, ETC. No amendment or waiver of any provision of this Credit Agreement or any Collateral Document, nor consent to any departure by any Borrower or any Subsidiary therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders (or by the Agent on their behalf), or if the Lenders shall not be parties thereto, by the parties thereto and consented to by the Majority Lenders (or by the Agent on their behalf), and each such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following: (a) increase the Commitments of the Lenders or subject the Lenders to any additional obligations; (b) except as otherwise expressly provided in this Credit Agreement, reduce the principal of, or interest on, the Loans or any Fees or Expenses; (c) postpone any date fixed for any payment in respect of principal of, or interest on, the Loans or any Fees or Expenses; (d) change the percentage of the Commitments, or any minimum requirement necessary for the Lenders or the Majority Lenders to take any action hereunder; (e) amend or waive this Section 11.9, or change the definition of Majority Lenders; (f) except as otherwise expressly provided in this Credit Agreement, and other than in connection with the financing, refinancing, sale or other disposition of any asset of any Borrower permitted under this Credit Agreement, release any Liens on any of the Collateral; (g) amend or waive
Section 6.16; or (h) amend Article IX or waive or consent to any Default or Event of Default and, PROVIDED that no amendment, waiver or consent affecting the rights or duties of the Agent under any term or provision of this Credit Agreement shall be effective unless in writing and signed by the Agent. Notwithstanding any of the foregoing to the contrary, the consent of the Borrowers shall not be required for any amendment, modification or waiver of the provisions of Article X (other than the provisions of Section 10.8). In addition, the Borrowers and the Lenders hereby authorize the Agent to modify this Credit Agreement by unilaterally amending or supplementing ANNEX I from time to time in the manner requested by the Borrowers, the Agent or any Lender in order to reflect any assignments or transfers of the Loans as provided for hereunder; however, PROVIDED that the Agent shall promptly deliver a copy of any such modification to the Borrowers and each Lender.

         11.10 NONLIABILITY OF AGENT AND LENDERS. The relationship between the Borrowers and the Lenders and the Agent shall be solely that of borrower and lender. Neither the Agent or any Lender shall have any fiduciary responsibilities to any Borrower. Neither the Agent nor


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any Lender undertakes any responsibility to the Borrowers to review or inform the Borrowers of any matter in connection with any phase of any Borrower's business or operations.

         11.11 COUNTERPARTS. This Credit Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         11.12 EFFECTIVENESS. This Credit Agreement shall become effective on the date on which all of the parties hereto shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Agent pursuant to Section 11.4 or, in the case of the Lenders, shall have given to the Agent written or facsimile notice (actually received) at such office that the same has been signed and mailed to it.

         11.13 SEVERABILITY. In case any provision in or obligation under this Credit Agreement or the other Credit Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         11.14 HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Credit Agreement, and the Table of Contents, are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

         11.15 MAXIMUM RATE. Notwithstanding anything to the contrary contained elsewhere in this Credit Agreement or in any other Credit Document, the Borrowers, the Agent and the Lenders hereby agree that all agreements among them under this Credit Agreement and the other Credit Documents, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to the Agent or any Lender for the use, forbearance, or detention of the money loaned to the Borrowers and evidenced hereby or thereby or for the performance or payment of any covenant or obligation contained herein or therein, exceed the Highest Lawful Rate. If due to any circumstance whatsoever, fulfillment of any provisions of this Credit Agreement or any of the other Credit Documents at the time performance of such provision shall be due shall exceed the Highest Lawful Rate, then, automatically, the obligation to be fulfilled shall be modified or reduced to the extent necessary to limit such interest to the Highest Lawful Rate, and if from any such circumstance any Lender should ever receive anything of value deemed interest by applicable law which would exceed the Highest Lawful Rate, such excessive interest shall be applied to the reduction of the principal amount then outstanding hereunder or on account of any other then outstanding Obligations and not to the payment of interest, or if such excessive interest exceeds the principal unpaid balance then outstanding hereunder and such other then outstanding Obligations, such excess shall be refunded to the Borrowers. All sums paid or agreed to be paid to the Agent or any Lender for the use, forbearance, or detention of the Obligations and other Indebtedness of the Borrowers to the Agent or any Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Indebtedness until payment in full so that the actual rate of interest on account of all such Indebtedness does not exceed the


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

Highest Lawful Rate throughout the entire term of such Indebtedness. The terms and provisions of this Section shall control every other provision of this Credit Agreement and all agreements among the Borrowers, the Agent and the Lenders.

         11.16 RIGHT OF SETOFF. In addition to and not in limitation of all rights of offset that any Lender may have under applicable law, each Lender shall, upon the occurrence of any Event of Default and whether or not such Lender has made any demand or the Obligations of any Borrowers or their Subsidiaries are matured, have the right to appropriate and apply to the payment of the Obligations of such Borrowers or their Subsidiaries all deposits (general or special, time or demand, provisional or final) then or thereafter held by and other Indebtedness or property then or thereafter owing by such Lender. Each Lender exercising such rights shall notify the Agent thereof and any amount received as a result of the exercise of such rights shall be reallocated as set forth in Section 2.11.

         11.17 DEFAULTING LENDER.

               (a) Unless the Agent shall have received notice from a Lender, prior to the time specified in such Section, that such Lender will not make available to the Agent a Loan required to be made by it pursuant to Section 2.3, the Agent may assume that such Lender has made such amounts available to the Agent in accordance with such Article and the Agent in its sole discretion may, in reliance upon such assumption, make available to the Borrowers a corresponding amount on behalf of such Lender.

               (b) If any amount referred to in subsection (a) of this Section
11.17 or in Section 2.4 is not made available to the Agent by a Lender (a "Defaulting Lender") and the Agent has made such amount available to the Borrowers, the Agent shall be entitled to recover such amount on demand from such Defaulting Lender together with interest as hereinafter provided. If such Defaulting Lender does not pay such amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Borrowers and the Borrowers shall immediately (but in no event later than five Business Days after such demand) pay such amount to the Agent together with interest calculated as hereinafter provided. The Agent shall also be entitled to recover from such Defaulting Lender and/or the Borrowers, as the case may be, (i) interest on such amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrowers to the date such amount is recovered by the Agent, at a rate per annum equal to either (A) if paid by such Defaulting Lender, the overnight Federal Funds Rate or (B) if paid by the Borrowers, the then applicable rate of interest, calculated in accordance with Section 3.1 or
Section 3.2, PLUS (ii) in each case, an amount equal to any costs (including legal expenses) and losses incurred as a result of the failure of such Defaulting Lender to provide such amount as provided in this Credit Agreement. Nothing herein shall be deemed to relieve any Lender from its duty to fulfill its obligations hereunder or to prejudice any rights which the Borrowers may have against any Lender as a result of any default by such Lender hereunder, including the right of the Borrowers to seek reimbursement from any Defaulting Lender for any amounts paid by the Borrowers under clause (ii) above on account of such Defaulting Lender's default.

                   (i) Notwithstanding anything contained herein to the contrary, so long as any Lender is a Defaulting Lender or has rejected its Commitment, the Agent shall not be obligated to transfer to such Lender (A) any payments made by the Borrowers to the Agent for the benefit of such Lender or (B) any amounts contemplated by
Section 2.4(b)(i); and such Lender shall not be entitled to the sharing of any payments pursuant to Section 2.11. Amounts otherwise payable to such Lender under Section 2.11 shall instead be paid to the Agent.

                   (ii) For purposes of voting or consenting to matters with respect to the Credit Documents and determining Proportionate Share, such Defaulting Lender shall be deemed not to be a "Lender" and such Lender's Commitment shall be deemed to be zero (0).

                   (iii) This Section 11.17(b) shall remain effective with respect to a Defaulting Lender until (A) the Obligations shall have been declared or shall have become immediately due and payable or (B) the Majority Lenders, the Agent and the Borrowers shall have waived such Lender's default in writing.

                   (iv) No Commitment of any Lender shall be increased or otherwise affected, and performance by the respective Borrowers shall not be excused, by the operation of this Section 11.17(b). Any payments of principal or interest which would, but for this subsection (b), be paid to any Lender, shall be paid to the Lenders who shall not be in default under their respective Commitments and who shall not have rejected any Commitment, for application to the Loans then due and payable or to the other Obligations then due and payable or to provide cash collateral to secure Obligations not then due and payable in such manner and order as shall be determined by the Agent.

         11.18 RIGHTS CUMULATIVE. Each of the rights and remedies of the Agent, and the Lenders under the Credit Documents shall be in addition to all of their other rights and remedies under the Credit Documents, the Interim Financing Order, the Final Financing Order and applicable law, and nothing in the Credit Documents shall be construed as limiting any such rights or remedies.

         11.19 JOINT AND SEVERAL LIABILITY OF BORROWERS. Each of the Borrowers shall be jointly and severally liable hereunder and under each of the other Credit Documents, in each case with respect to all Obligations, regardless of which of the Borrowers actually receives the proceeds of the Loans or the benefit of any other extensions of credit hereunder, or the manner in which the Borrowers, the Agent, the Lenders account therefor in their respective books and records. Notwithstanding the foregoing, (a) each Borrower's obligations and liabilities with respect to proceeds of Loans which it receives, and related fees, costs and expenses, and (b) each Borrower's obligations and liabilities arising as a result of the joint and several liability of the Borrowers hereunder with respect to proceeds of Loans received by any of the other Borrowers, together with the related fees, costs and expenses, shall be separate and distinct obligations, both of which are primary obligations of such Borrower. Neither the joint and several liability of, nor the Liens granted to the Agent under the Collateral Documents by, any of the Borrowers shall be impaired or released by (i) the failure of the Agent or any Lender or any successors or assigns thereof to assert any claim or demand or to exercise or enforce any right, power or remedy against the Borrowers, any Subsidiary of any Borrower, any other Person, the Collateral or otherwise; (ii) any extension or renewal for any period (whether or not longer than the original period) or exchange of any of the Obligations or the release or compromise of any obligation of any nature of any Person with respect thereto; (iii) the surrender, release or exchange of all or any part of any property (including without limitation the Collateral) securing payment, performance and/or observance of any of the Obligations or the compromise or extension or renewal for any period (whether or not longer than the original period) of any obligations of any nature of any Person with respect to any such property; (iv) any action or inaction on the part of the Agent or any Lender, or any other event or condition with respect to any other Borrower, including any such action or inaction or other event or condition, which might otherwise constitute a defense available to, or a discharge of, such other Borrower, or a guarantor or surety of or for any or all of the Obligations; and (v) any other act, matter or thing (other than payment and satisfaction in full of the Obligations) which would or might, in the absence of this provision, operate to release, discharge or otherwise prejudicially affect the obligations of such or any other Borrower.

                   Remainder of Page Intentionally Left Blank
                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                BORROWERS:

                                ADVANCED LIGHTING
                                TECHNOLOGIES, INC.

                                By: /s/ Steven C. Potts
                                    -----------------------------------

                                Name: Steven  C. Potts
                                      ---------------------------------
                                Title: CFO, Secretary and Treasurer
                                       --------------------------------

                                APL ENGINEERED MATERIALS, INC.

                                By: /s/ Steven C. Potts
                                    -----------------------------------

                                Name: Steven C. Potts
                                      ---------------------------------
                                Title: CFO And Vice President
                                       --------------------------------

                                VENTURE LIGHTING
                                INTERNATIONAL, INC.

                                By: /s/ Steven C. Potts
                                    -----------------------------------

                                Name: Steven C. Potts
                                      ---------------------------------
                                Title: CFO, Secretary and Treasurer
                                       --------------------------------

                                BALLASTRONIX (DELAWARE), INC.

                                By: /s/ Steven C. Potts
                                    -----------------------------------

                                Name: Steven C. Potts
                                      ---------------------------------
                                Title: CFO, Secretary and Treasurer
                                       --------------------------------

                                MICROSUN TECHNOLOGIES, INC.

                                By: /s/ Steven C. Potts
                                    -----------------------------------

                                Name: Steven C. Potts
                                      ---------------------------------
                                Title: CFO, Secretary and Treasurer
                                       --------------------------------

                                LIGHTING RESOURCES
                                INTERNATIONAL, INC.

                                By: /s/ Steven C. Potts
                                    -----------------------------------

                                Name: Steven C. Potts
                                      ---------------------------------
                                Title: CFO, Secretary and Treasurer
                                       --------------------------------

                                ADLT SERVICES, INC.

                                By: /s/ Steven C. Potts
                                    -----------------------------------

                                Name: Steven C. Potts
                                      ---------------------------------
                                Title: CFO, Secretary and Treasurer
                                       --------------------------------


                                AGENT AND LENDERS:

                                PNC BANK, NATIONAL ASSOCIATION,
                                as Agent and as a Lender

                                By: /s/ Richard F. Muse
                                    -----------------------------------

                                Name: Richard F. Muse, Jr.
                                      ---------------------------------
                                Title: Vice President
                                       --------------------------------

                   Address:     PNC Bank, National Association
                                1 PNC Plaza
                                249 Fifth Avenue
                                Pittsburgh, PA  15222
                   Attention:   Richard F. Muse, Jr.

                                SOVEREIGN BANK

                                By:/s/ Richard M. Geld
                                   ------------------------------------

                                Name: Richard M. Geld
                                     ----------------------------------
                                Title: Vice President
                                      ---------------------------------

                   Address:     Sovereign Bank
                                Routes 30 and 320, Aldwyn Two
                                Villanova, PA  19085
                   Mailcode:    20-536-ARO
                   Attention:   Richard Geld

                                NATIONAL CITY COMMERCIAL FINANCE, INC.

                                By: /s/ Dennis Hatvany
                                   ------------------------------------

                                Name: Dennis Hatvany
                                     ----------------------------------
                                Title: Vice President
                                      ---------------------------------

                   Address:     National City Commercial Finance, Inc.
                                1965 East 6th Street
                                Cleveland, OH  44114
                   Attention:   Dennis Hatvany

                                                 ANNEX I

-------------------------------------------------------------------------------------------------------------

                      Financial                            Commitment                 Commitment
                     Institution                           Percentage

-------------------------------------------------------------------------------------------------------------

PNC Bank, National Association                               50%                   $13,048,204.50
-------------------------------------------------------------------------------------------------------------

National City Commercial Finance, Inc.                       25%                    $6,524,102.25
-------------------------------------------------------------------------------------------------------------

Sovereign Bank                                               25%                    $6,524,102.25
-------------------------------------------------------------------------------------------------------------

Total                                                       100%                   $26,094,409.00
-------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A
                                       TO
                         POST-PETITION CREDIT AGREEMENT
                          Dated as of February 6, 2003

                               EXIM BORROWING BASE



      Form to be the same form as under the Pre-Petition Credit Agreement.

                                    EXHIBIT B
                                       TO
                         POST-PETITION CREDIT AGREEMENT
                          Dated as of February 6, 2003

                                  FORM OF NOTE

$------------                                         ------------------, 2003



                  FOR VALUE RECEIVED, the undersigned, ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation, ADLT SERVICES, INC., an Ohio corporation, APL ENGINEERED MATERIALS, INC., an Illinois corporation, BALLASTRONIX (DELAWARE), INC., a Delaware corporation, LIGHTING RESOURCES INTERNATIONAL, INC., an Ohio corporation, MICROSUN TECHNOLOGIES, INC., an Ohio corporation, and VENTURE LIGHTING INTERNATIONAL, INC., an Ohio corporation (collectively, the "Borrowers"), jointly and severally promise to pay to the order of _______________________________________ (the "Lender"), for the account of its Lending Office provided for by the Credit Agreement referred to below, at the main office of PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent (in such capacity, "Agent") under the Credit Agreement referred to below, at 1 PNC Plaza, 249 Fifth Avenue, Pittsburgh, PA 15222 (the "Agent's Office"), in lawful money of the United States of America and in immediately available funds, the principal amount of

______________________ DOLLARS ($ ___________).................................

or such lesser amount as may then constitute the unpaid aggregate principal amount of the Loans made by the Lender, on the dates and in the principal amounts in accordance with the terms of the Credit Agreement referred to below. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement. The Borrowers further agree to pay, on a joint and several basis, interest, in like money, on the unpaid principal amount owing hereunder from time to time from the date hereof on the dates and at the rates specified in and calculated pursuant to the Credit Agreement.

         If any payment on this promissory note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         This promissory note is one of the promissory notes referred to in and executed and delivered pursuant to that certain Post-Petition Credit Agreement dated as of February 6, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers, the Lenders from time to time party thereto and the Agent, to which reference is hereby made for a statement of the terms and conditions under which the Loans evidenced hereby are to be made and repaid.

         This promissory note shall be due and payable upon an Event of Default under, and subject to the terms of and conditions of, the Credit Agreement.

         This promissory note is secured by certain Collateral Documents. Reference is made to such Collateral Documents and to the Credit Agreement for the terms and conditions governing the Collateral Documents and to the Credit Agreement for the terms and conditions governing the Collateral which secures the Obligations.

         Each Borrower (and each endorser, guarantor or survey hereof) hereby waives presentment, demand, protest and notice of any kind. No failure to exercise and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS PROMISSORY NOTE AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS PROMISSORY NOTE (INCLUDING MATTERS RELATING TO THE MAXIMUM PERMISSIBLE RATE), WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF OHIO.

                 - Remainder of Page Intentionally Left Blank -
                            [Signature Page Follows]

         IN WITNESS WHEREOF, each Borrower has caused this promissory note to be executed and delivered by such Borrower's duly authorized officers or similar representative as of the date first set forth above.

                                 ADVANCED LIGHTING TECHNOLOGIES, INC.

                                 By:
                                     -----------------------------------

                                 Name:
                                      ----------------------------------
                                 Title:
                                       ---------------------------------

                                 APL ENGINEERED MATERIALS, INC.

                                 By:
                                     -----------------------------------

                                 Name:
                                      ----------------------------------
                                 Title:
                                       ---------------------------------

                                 VENTURE LIGHTING INTERNATIONAL, INC.

                                 By:
                                     -----------------------------------

                                 Name:
                                      ----------------------------------
                                 Title:
                                       ---------------------------------

                                 BALLASTRONIX (DELAWARE), INC.

                                 By:
                                     -----------------------------------

                                 Name:
                                      ----------------------------------
                                 Title:
                                       ---------------------------------

                                 MICROSUN TECHNOLOGIES, INC.

                                 By:
                                     -----------------------------------

                                 Name:
                                      ----------------------------------
                                 Title:
                                       ---------------------------------

                                 LIGHTING RESOURCES INTERNATIONAL, INC.

                                 By:
                                     -----------------------------------

                                 Name:
                                      ----------------------------------
                                 Title:
                                       ---------------------------------

                                 ADLT SERVICES, INC.

                                 By:
                                     -----------------------------------

                                 Name:
                                      ----------------------------------
                                 Title:
                                       ---------------------------------

                                    EXHIBIT C
                                       TO
                         POST-PETITION CREDIT AGREEMENT
                          Dated as of February 6, 2003

                           FORM OF NOTICE OF BORROWING


PNC BANK, NATIONAL ASSOCIATION
    as Agent for the Lender
    parties to the Credit Agreement
    referred to below
1 PNC Plaza
249 Fifth Avenue
Pittsburgh, PA  15222
Attention:
            ----------------------------------

Ladies and Gentlemen:

         Reference is made to that certain Post-Petition Credit Agreement dated as of ________________, 2003 (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement") (capitalized terms used herein but not elsewhere defined herein shall have the meanings ascribed to such terms in the CREDIT AGREEMENT), among, ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation, ADLT SERVICES, INC., an Ohio corporation, APL ENGINEERED MATERIALS, INC., an Illinois corporation, BALLASTRONIX (DELAWARE), INC., a Delaware corporation, LIGHTING RESOURCES INTERNATIONAL, INC., an Ohio corporation, MICROSUN TECHNOLOGIES, INC., an Ohio corporation, and VENTURE LIGHTING INTERNATIONAL, INC., an Ohio corporation (sometimes collectively referred to as the "Borrowers"), the financial institutions from time to time parties thereto as lenders thereunder (collectively, "LENDERS"), and PNC BANK, NATIONAL ASSOCIATION, acting in its capacity as agent (in such capacity, the "AGENT") for the Lenders. Advanced Lighting Technologies, Inc. is the Borrower under the Credit Agreement with the authority to submit requests for borrowing on behalf of all Borrowers ("ADLT").

      (i)   The requested date of the Proposed Borrowing is _______________.

     (ii)  The aggregate amount of the Proposed Borrowing is $____________.

         ADLT, on behalf of Borrowers, hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

         A. The representations and warranties contained in the Credit Agreement and in each of the other Credit Documents are true and correct in all material respects on and as of such date, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date);

         B. No event has occurred and is continuing, or could reasonably be expected to result from the Proposed Borrowing or the application of the proceeds thereof, which would constitute a Default or an Event of Default; and

         C. The Proposed Borrowing satisfies all applicable limitations with respect thereto set forth in the Credit Agreement.

         If notice of this Proposed Borrowing has been given previously by telephone, then this notice should be considered a written confirmation of such telephone notice as required by Section 2.3 of the Credit Agreement.

                 - Remainder of Page Intentionally Left Blank -
                            [Signature Page Follows]

         IN WITNESS WHEREOF, ADLT has caused this Notice of Borrowing to be executed and delivered by a duly authorized officer of ADLT as of the date first set forth above.

                                    ADVANCED LIGHTING TECHNOLOGIES, INC.,
                                    Debtor and Debtor-in-Possession,
                                    on behalf of all Borrowers

                                    By:
                                        ---------------------------------------

                                    Name:
                                         --------------------------------------
                                    Title:
                                            -----------------------------------

                                  SCHEDULE 5.1

            INCORPORATION AND JURISDICTIONS QUALIFIED TO DO BUSINESS

----------------------------------------------------------------------------------------------------------------------
                ENTITY                              WHERE ORGANIZED                WHERE QUALIFIED TO DO BUSINESS
---------------------------------------- -------------------------------------- --------------------------------------
        UNITED STATES ENTITIES
---------------------------------------- -------------------------------------- --------------------------------------
ADLT Realty Corp. I, Inc.                Ohio

---------------------------------------- -------------------------------------- --------------------------------------
ADLT Services, Inc.                      Ohio

---------------------------------------- -------------------------------------- --------------------------------------
Advanced Lighting Technologies, Inc.     Ohio
---------------------------------------- -------------------------------------- --------------------------------------
Advanced Lighting Technologies           Ohio                                   Australia
Australia, Inc.
---------------------------------------- -------------------------------------- --------------------------------------
Ballastronix (Delaware), Inc.            Delaware

---------------------------------------- -------------------------------------- --------------------------------------
Deposition Sciences, Inc.                Ohio                                   California

---------------------------------------- -------------------------------------- --------------------------------------
Lighting Resources International, Inc.   Ohio

---------------------------------------- -------------------------------------- --------------------------------------
Microsun Technologies, Inc.              Ohio

---------------------------------------- -------------------------------------- --------------------------------------
Unison Fiber Optic Lighting Systems,     Delaware                               Pennsylvania, Ohio
LLC
---------------------------------------- -------------------------------------- --------------------------------------
Advanced Cable Lite Corporation          Ohio

---------------------------------------- -------------------------------------- --------------------------------------
Venture Lighting International, Inc.     Ohio
---------------------------------------- -------------------------------------- --------------------------------------
APL Engineered Materials, Inc.           Illinois

---------------------------------------- -------------------------------------- --------------------------------------
CANADIAN ENTITIES
---------------------------------------- -------------------------------------- --------------------------------------
Advanced Lighting Technologies Canada,   Ontario
Inc.

---------------------------------------- -------------------------------------- --------------------------------------
Venture Lighting Power Systems, North    Nova Scotia                            Ontario
America Inc.
---------------------------------------- -------------------------------------- --------------------------------------
UNITED KINGDOM
ENTITIES

---------------------------------------- -------------------------------------- --------------------------------------
ADLT Logistics Limited                   United Kingdom
---------------------------------------- -------------------------------------- --------------------------------------
Advanced Lighting Technologies Europe    United Kingdom
Limited
---------------------------------------- -------------------------------------- --------------------------------------
Parry Power Systems Limited              United Kingdom
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
                ENTITY                              WHERE ORGANIZED                WHERE QUALIFIED TO DO BUSINESS
---------------------------------------- -------------------------------------- --------------------------------------
Venture Lighting Europe Limited          United Kingdom
---------------------------------------- -------------------------------------- --------------------------------------
INDIA ENTITIES
---------------------------------------- -------------------------------------- --------------------------------------
Venture Lighting India Limited           India

---------------------------------------- -------------------------------------- --------------------------------------
Venture Power Systems Private, Limited   India

---------------------------------------- -------------------------------------- --------------------------------------
OTHER ENTITIES
---------------------------------------- -------------------------------------- --------------------------------------
Advanced Lighting Technology (NZ)        New Zealand
Limited

---------------------------------------- -------------------------------------- --------------------------------------
APL Japan Co., Limited                   Japan

---------------------------------------- -------------------------------------- --------------------------------------
Lighting Resources Holdings              Mauritias
(Mauritias) Limited

---------------------------------------- -------------------------------------- --------------------------------------
Venture Lighting South East Asia Pty     Singapore
Limited

---------------------------------------- -------------------------------------- --------------------------------------
Lampway Direct Pty Limited               Australia
---------------------------------------- -------------------------------------- --------------------------------------
Venture Lighting International FZE       Dubai, United Arab Emirates
---------------------------------------- -------------------------------------- --------------------------------------
Venture Lighting International Pty       South Africa
Limited
---------------------------------------- -------------------------------------- --------------------------------------

                                  SCHEDULE 5.8
                                  SUBSIDIARIES


                                                         ADVANCED LIGHTING TECHNOLOGIES, INC.*,***
                                                                    (Ohio public corp.)                         ----------------
                                                                            |                                         ADLT
                                                                            |                               |---  SERVICES INC.
                     ---------------------------------------------------------------------------------------|    (Ohio corp.)**
                     |                               |                       |  |                           |   ----------------
                     |                               |                       |  |    ---------------------  |   ----------------
             VENTURE LIGHTING                    DEPOSITION                  |  |        ADLT REALTY        |     BALLASTRONIX
             INTERNATIONAL, INC.                SCIENCES, INC.               |  |---    CORP, I, INC.       |---(DELAWARE), INC.
              (Ohio corp.)**                   (Ohio corp.)**                |  |      (Ohio corp.)**       |   (Delaware corp.)
        (Outstanding trade payables:     (Outstanding trade payables:        |  |    ---------------------  |   ----------------
            approx. $5,037,157)              approx. $420,544)               |  |    ---------------------  |       MICROSUN
                     |                                                       |  |     ADVANCED LIGHTING     |---  TECHNOLOGIES,
                     |                                                       |  |---     TECHNOLOGY         |          INC.
       -----------------------------------------------------------           |  |         (NZ) LTD.         |    (Ohio corp.)**
       |                  |                |                   |             |  |       (New Zealand)       |   ----------------
       |                  |                |                   |             |  |    ---------------------  |   ----------------
-----------------  --------------    ---------------   ------------------    |  |    ---------------------  |       ADVANCED
    LIGHTING        VENTURE POWER     UNISON FIBER       APL ENGINEERED      |  |      VENTURE LIGHTING     |       LIGHTING
   RESOURCES           SYSTEMS       OPTIC LIGHTING      MATERIALS, INC.     |  |---    SOUTHEAST ASIA      |---  TECHNOLOGIES
INTERNATIONAL,      PRIVATE, LTD.     SYSTEMS, LLC     (Illinois corp.)**    |  |          PTY LTD.         |      EUROPE LTD.
     INC.              (India)       (DELAWARE LLC)    (Outstanding trade    |  |         (Singapore)       |   (United Kingdom)
(Ohio corp.)**                                          payables: approx.    |  |    ---------------------  |   ----------------
                                                           $191,047)         |  |    ---------------------  |    |
-----------------  --------------    --------------    -------------------   |  |      VENTURE LIGHTING     |    | ---------------
                                           |                   |             |  |---     POWER SYSTEMS      |    |     VENTURE
                                           |                   |             |  |           NA, INC.        |    |     LIGHTING
                                       ADVANCED        APL JAPAN CO., LTD.   |  |          (Canada)*        |    |- INTERNATIONAL
                                       CABLELITE            (Japan)          |  |    ---------------------  |    |     PTY LTD.
                                     (Ohio corp.)**                          |  |    ---------------------  |    |  (South Africa)
                                     --------------    -------------------   |  |     ADVANCED LIGHTING     |    | ---------------
                                                                             |  |---     TECHNOLOGIES       |    | ---------------
                                                                             |  |       AUSTRALIA, INC.     |    |    VENTURE
                                                                             |  |        (Ohio corp.)       |    |    LIGHTING
                                                                             |  |    ---------------------  |    |- INTERNATIONAL
                                                                             |  |    ---------------------  |    |      FZE
                                                                             |  |     ADVANCED LIGHTING     |    |  (DUBAI, UAE)
                                                                             |  |---     TECHNOLOGIES       |    | ---------------
                                                                             |  |        CANADA, INC.       |    | ---------------
                                                                             |  |          (Canada)         |    |    VENTURE
                                                                             |  |    ---------------------  |    |-   LIGHTING
                                                                             |  |    ---------------------  |    |   EUROPE LTD.
                                                                             |  |       LAMPWAY DIRECT      |    | (United Kingdom)*
                                                                             |  |---      PTY. LTD.         |    | ---------------
                                                                             |  |        (Australia)        |    | ---------------
                                                                             |  |    --------------------   |    |   PARRY POWER
                                                                             |                              |    |-  SYSTEMS LTD.
                                                                             |                              |    | (United Kingdom)*
                                                                             |                              |    | ----------------
                                                                             |                              |    | ----------------
                                                                             |                              |    |  ADLT LOGISTICS
                                                                             |                              |    |-        LTD.
                                                                             |                              |      (United Kingdom)
                -   Debtor                                                   |                              |      ----------------
                                                                             |                              |    ----------------
                -   Domestic Non-Debtor                                      |                              |        LIGHTING
                    Subsidiary/Affiliate                                     |                              |       RESOURCES
                                                                             |                              |---    HOLDINGS
                -   Foreign Non-Debtor                                       |                                     (MAURITIAS)
                    Subsidiary/Affiliate                                     |                                         LTD.
                                                                             |                                     (Mauritias)
                                                                             |                                   ----------------
                                                                             |                                          |
  * Borrower from Lenders (approx. $29 million)                              |                                          | 26%
                                                                             |                                   ----------------
 ** Guarantor of Borrower for benefit of Lenders                             |             67%                       VENTURE
                                                                             | ---------------------------------     LIGHTING
*** Sole obligor on $100,000,000 Notes                                                                              INDIA LTD.
                                                                                                                     (India)
                                                                                                                 ----------------


                                  SCHEDULE 5.9

                             JUDGMENTS OR LITIGATION
                             -----------------------

1. The Advanced Lighting Securities Litigation, including shareholder class actions and derivative suits, described in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, was dismissed with prejudice in mid January 2003 based on the described settlement. Class Plaintiffs' counsel received a letter from Donald Wandler, who obtained 571,429 shares of common stock in connection with ADLT's acquisition of Ruud Lighting, Inc., stating that Mr. Wandler did not believe he was a member of the class in the class action, but, if he was, he was "opting out" of the class. The Company has no information as to whether Mr. Wandler intends to make a claim against ADLT.

2. The shareholders of Ruud Lighting, Inc. and the Company have not completed the settlement of the final purchase price pursuant to the agreement pursuant to which ADLT sold Ruud Lighting. In addition, the shareholders have made claims with respect to various alleged breaches of warranty.

3. KARNOSH V VENTURE LIGHTING and related matters. In April 2002, William Karnosh, an employee of Venture Lighting International, Inc. died from a fall at the Solon, Ohio facility. Another employee was injured. Although no lawsuit has been filed related to this action, the estate of Mr. Karnosh has filed a discovery action. The Company would vigorously dispute any allegation of negligence or wrongful intentional conduct in connection with this matter. Following the accident, the Company was issued an OSHA citation for alleged violations related and unrelated to this matter. The Company is disputing the citation. The Company cannot predict whether any action might be filed which might result in a Material Adverse Effect.

                                  SCHEDULE 5.18

                               MATERIAL CONTRACTS
                               ------------------

NOTE INDENTURE

Indenture between Advanced Lighting Technologies, Inc. and The Bank of New York, as Trustee, dated as of March 18, 1998; Uncured Payment Default

First Supplemental Indenture dated September 25, 1998 between Advanced Lighting Technologies, Inc. and The Bank of New York amending the Indenture dated March 18, 1998

VOTING TRUST AGREEMENTS

Amended and Restated Voting Trust Agreement dated as of October 1, 1999 by and among Wayne R. Hellman, as voting trustee, and the Shareholders listed on Exhibit A thereto

Amended and Restated Voting Trust Agreement dated as of October 1, 1999 among Alan J. Ruud, as voting trustee, and the Shareholders listed on Exhibit A thereto

MANAGEMENT CONTRACTS, COMPENSATORY PLANS AND ARRANGEMENTS

Loan Agreement dated as of October 8, 1998 between Advanced Lighting Technologies, Inc. and Wayne R Hellman

Secured Promissory Note of Wayne R. Hellman dated as of October 8, 1998 in the amount of $9,000,000 to Advanced Lighting Technologies, Inc.

First Amendment to Loan Agreement, Secured Promissory Note and Security Agreement between Wayne R. Hellman and Advanced Lighting Technologies, Inc. dated as of November 22, 2000

Second Amendment to Loan Agreement, Secured Promissory Note and Security Agreement between Wayne R. Hellman and Advanced Lighting Technologies, Inc. dated as of March 15, 2001

Third Amendment to Loan Agreement, Secured Promissory Note and Security Agreement between Wayne R. Hellman and Advanced Lighting Technologies, Inc. dated as of April 25, 2002

Amended and Restated Employment Agreement between Wayne R. Hellman and Advanced Lighting Technologies, Inc. dated as of October 8, 1998

Advanced Lighting Technologies, Inc. Amended and Restated 1995 Incentive Award Plan

Advanced Lighting Technologies, Inc. 1997 Billion Dollar Market Capitalization Incentive Award Plan

Advanced Lighting Technologies, Inc. Amended and Restated 1998 Incentive Award Plan

Deposition Sciences, Inc. 2001 Equity Incentive Plan

Mutual Release and Indemnification Agreement by and between Advanced Lighting Technologies, Inc. and Louis S. Fisi dated as of December 31, 1999

Consulting Agreement by and between Advanced Lighting Technologies, Inc. and Louis S. Fisi dated as of December 31, 1999

Release and Settlement Agreement by and between Advanced Lighting Technologies, Inc. and Steven C. Potts dated as of May 29, 2002

Addendum to Release and Settlement Agreement by and between Advanced Lighting Technologies, Inc. and Steven C. Potts dated as of September 6, 2002

OTHER AGREEMENTS

Lease Agreement by and between Macken Associates and Deposition Sciences, Incorporated dated March 2, 2001

Agreement dated April 16, 2001 by and between Macken Associates and Deposition Sciences, Inc. amending the Lease Agreement by and between the same parties dated March 2, 2001

Second Amendment to Lease dated June 20, 2001 by and between Macken Associates and Deposition Sciences, Inc. amending the Lease Agreement by and between the same parties dated March 2, 2001

Option Agreement to Purchase Real Property dated March 2, 2001 by and between Macken Associates and Deposition Sciences, Incorporated with respect to the premises leased by the second party from the first party pursuant to the Lease Agreement by and between them dated March 2, 2001

Agreement dated May 29, 2001 by and between Macken Associates and Deposition Sciences, Inc. amending the Option Agreement to Purchase Real Property by and between the same parties dated March 2, 2001

Stock Purchase Agreement by and between Advanced Lighting Technologies, Inc. and General Electric Company dated as of September 28, 1999

Contingent Warrant Agreement dated as of September 30, 1999 by and among Advanced Lighting Technologies, Inc., General Electric Company, Wayne R. Hellman, individually and as voting trustee under Voting Trust Agreement dated October 10, 1995, Hellman Ltd. and Alan J. Ruud, individually and as voting trustee under Voting Trust Agreement dated January 2, 1998, as subsequently amended and restated October 1, 2000

Amendment to Contingent Warrant Agreement dated as of August 31, 2000 by and among Advanced Lighting Technologies, Inc., General Electric Company, Wayne R. Hellman, individually and as voting trustee under Voting Trust Agreement dated October 10, 1995, Hellman Ltd. and Alan J. Ruud, individually and as voting trustee under Voting Trust Agreement dated January 2, 1998

Second Amendment to Contingent Warrant Agreement dated as of June 29, 2001 by and among Advanced Lighting Technologies, Inc., General Electric Company, Wayne
R. Hellman, individually and as voting trustee under Voting Trust Agreement dated October 10, 1995, Hellman Ltd. and Alan J. Ruud, individually and as voting trustee under Voting Trust Agreement dated January 2, 1998

Third Amendment to Contingent Warrant Agreement dated as of September 28, 2001 by and among Advanced Lighting Technologies, Inc., General Electric Company, Wayne R. Hellman, individually and as voting trustee under Voting Trust Agreement dated October 10, 1995, Hellman Ltd. and Alan J. Ruud, individually and as voting trustee under Voting Trust Agreement dated January 2, 1998

Fourth Amendment to Contingent Warrant Agreement dated as of December 31, 2001 by and among Advanced Lighting Technologies, Inc., General Electric Company, Wayne R. Hellman, individually and as voting trustee under Voting Trust Agreement dated October 10, 1995, Hellman Ltd. and Alan J. Ruud, individually and as voting trustee under Voting Trust Agreement dated January 2, 1998 (Form 10-Q Exhibit 10.2)

Fifth Amendment to Contingent Warrant Agreement dated as of March 31, 2002 by and among Advanced Lighting Technologies, Inc., General Electric Company, Wayne
R. Hellman, individually and as voting trustee under Voting Trust Agreement dated October 10, 1995, Hellman Ltd. and Alan J. Ruud, individually and as voting trustee under Voting Trust Agreement dated January 2, 1998

Sixth Amendment to Contingent Warrant Agreement dated as of June 30, 2002 by and among Advanced Lighting Technologies, Inc., General Electric Company, Wayne R. Hellman, individually and as voting trustee under Voting Trust Agreement dated October 10, 1995, Hellman Ltd. and Alan J. Ruud, individually and as voting trustee under Voting Trust Agreement dated January 2, 1998

Patent and Technical Assistance Agreement by and among Advanced Lighting Technologies, Inc., APL Engineered Materials, Inc. and General Electric Company, acting through its GE Lighting business, dated as of September 30, 1999

Series A1 Warrant to Purchase Common Shares of Advanced Lighting Technologies, Inc. issued to General Electric Company dated as of October 6, 1999

                                  SCHEDULE 5.19

                             AFFILIATE TRANSACTIONS
                             ----------------------

1. The Company was formed on May 19, 1995, and acquired ownership, primarily by merger (the "Combination") of 17 affiliated operating corporations that were previously under common ownership and management (the "Predecessors"). On September 15, 1995, one of the Predecessors transferred its nonlamp assets to H&F Five, Inc., a company owned by Messrs. Hellman, Louis S. Fisi and certain other employees of the Company, for a demand promissory note from H&F Five, Inc. in the amount of $200,000 bearing interest at 8.5% per annum. Total principal and accrued interest at June 30, 2002 was $322,000, which was the largest amount outstanding at any time during fiscal 2002.

2. In fiscal 2002, Mr. Fisi earned consulting fees from the Company for services under his December 31, 1999 consulting agreement with the Company and for additional consulting services beyond the scope of that engagement in an aggregate amount of $132,500. Mr. Fisi has agreed to provide consulting services to the Company in fiscal 2003 for a fee of $93,000 per fiscal year, subject to increase for consulting services beyond those to be rendered under his consulting agreement. The consulting services have consisted of assistance to the Company on special projects.

3. Pursuant to a loan agreement dated October 8, 1998, as amended, between the Company and Mr. Hellman, its Chairman and Chief Executive Officer (the "Hellman Loan Agreement"), the Company has loaned $12,789,350 to Mr. Hellman. The loans were made following approval by the Company's Board of Directors (Messrs. Hellman and Fisi did not participate in the deliberations). The proceeds of the loans were used to reduce the outstanding principal balance of a margin account loan, which was originally secured by 2,053,070 shares of Company Common Stock owned by Mr. Hellman and Hellman Ltd. (the "Hellman Personal Shares"). The margin loans were fully repaid in the quarter ended March 31, 2002. In connection with the original loan, the Board asked for and received Mr. Hellman's agreement to extend the term of his employment agreement to December 31, 2003. The Hellman Loan Agreement prohibits Mr. Hellman from encumbering the Hellman Personal Shares in any manner without consent of the Board's representative. Mr. Hellman has paid accrued interest of $720,000 on the loan through October 6, 1999. Loans under the Hellman Loan Agreement included loans of $1,004,350 in fiscal 2002. At June 30, 2002, the total amount of the loan, including accrued interest, was $14,818,623.

4. On July 26, 2002, the Board and Mr. Hellman executed an amendment to the Hellman Loan Agreement implementing the agreement in principle reached in January 2002 to extend the maturity of the loan to July 31, 2007. Under the terms of the amendment, Mr. Hellman will sell certain assets in an orderly manner in order to maximize the net proceeds, which will be used to pay a portion of the loan. Mr. Hellman will continue his 10b5-1 plan to sell shares he now owns pursuant to Rule 144 when the stock price exceeds $15. In addition, Mr. Hellman will be expected to apply after-tax cash bonuses earned from the Company toward repayment of the loan. Interest on the loan in the future will accrue at the same rate which the Company pays on its revolving credit facility. The loan will be repayable immediately if Mr. Hellman ceases to be employed by the Company as a result of his voluntary resignation or termination for cause. The Board of Directors reserved the right to demand payment of the loan if the Company requires the payment to prevent an unacceptable strain on cash resources.

5. Diane Hellman, Mr. Hellman's wife, has served the Company in various marketing positions since 1985, and currently serves as Executive Vice President of Sales and Logistics. In fiscal 2002, Mrs. Hellman's salary, benefits and perquisites were $154,642. Matthew Mazzola, Mrs. Hellman's son, serves as Quotations Manager for the Company's Venture Lighting International, Inc. subsidiary ("Venture Lighting International"). In fiscal 2002, Mr. Mazzola's salary, benefits and perquisites were $65,450. Josh Barry, Mr. Hellman's son-in-law, serves the Company as Technical Leader for Venture Lighting International. In fiscal 2002, Mr. Barry's salary, benefits and perquisites were $82,057. Michael Tommervik, Mr. Bartolomei's stepson, serves the Company as Process Engineer for its Deposition Sciences, Inc. subsidiary. In fiscal 2002, Mr. Tommervik's salary, benefits and perquisites were $63,152.

6. The Company had sales to General Electric Company, which holds a beneficial interest in the Common Stock of the Company in excess of 5% and 100% of the Company's Series A Stock. The sales consisted primarily of materials, lamps and lamp components, totaling $5,903,000 in fiscal 2002, $7,575,000 in fiscal 2001 and $7,869,000 in fiscal 2000. The
         Company purchased lamps and raw materials from GE totaling $3,353,000 in fiscal 2002, $9,396,000 in fiscal 2001 and $13,928,000 in fiscal
         2000. Sales of materials by APL Engineered Materials, Inc. are governed by a Lamp Materials Purchase Agreement (between GE, APL Engineered Materials and ADLT), a Patent and Technical Assistance (between APL, ADLT, and GE) and a Consignment Agreement (APL and GE).

7. On December 12, 2001, the Company completed the sale of its fixture subsidiaries, Ruud Lighting, Inc., Kramer Lighting, Inc. and Ruud Lighting Europe (collectively, the "Former Fixture Subsidiaries"), to an investor group led by Alan J. Ruud. From January 1998 until the time of the transaction, Mr. Ruud was a director of the Company and served as Vice Chairman and Chief Operating Officer of the Company and holds in excess of 5% of the Company's outstanding common stock. Mr. Ruud's individual interest is approximately 51% of the investor group's interest. The investor group includes Mr. Ruud's two children. The Former Fixture Subsidiaries' assets consisted primarily of manufacturing equipment, inventory and accounts receivable and the Ruud Lighting manufacturing facility located in Racine, Wisconsin.

         Under the terms of the transaction, the consideration paid for these fixture subsidiaries was $28,000,000 in cash (adjusted dollar for dollar to reflect the amount of any changes in net working capital and funded indebtedness between September 2, 2001 and December 3, 2001) plus a $3,000,000 subordinated note from Ruud Lighting, Inc. and subordinated notes from each member of the investor group, aggregating an additional

         $3,000,000. In addition, the Company was relieved of its obligations regarding the funded debt of the fixture subsidiaries, in an amount equal to approximately $9,000,000. Preliminary estimates of the adjustment in the cash consideration resulted in a net reduction of approximately $2,500,000 in the cash received at closing. These preliminary estimates are subject to a review process under the agreement. The notes from Ruud Lighting, Inc. and the investor group have a five year term. Principal and interest are payable at maturity. The notes bear interest at 8%, compounded semi-annually. At June 30, 2002, the outstanding principal and accrued interest under these notes totaled $6,268,000.

         During the remainder of fiscal 2002 following the sale, the Company had sales to the Former Fixture Subsidiaries totaling $4,134,000, consisting primarily of lamps and power supplies, and purchased fixtures from the Former Fixture Subsidiaries totaling $1,500,000. Purchases by the Company are pursuant to the Component Purchase Agreement (between RLI, VLI and ADLT) and sales are pursuant to the Fixture Purchase Agreement, as amended, and the Consignment Agreement.

                                 SCHEDULE 7.1(b)

                  INTERCOMPANY LOANS, ADVANCED AND INDEBTEDNESS
                  ---------------------------------------------


                                  See Attached.

ADVANCED LIGHTING TECHNOLOGIES, INC.
CLASSIFICATION OF DEBT
Dec. 31, 2002

                                                          LONG-TERM DEBT
                                   SHORT-TERM        --------------------------
                                      DEBT           CURRENT          LONG-TERM
                                   ----------        -------          ---------
VLM
Capital leases                                          1,337

APL
Building mortgage                                      66,407           320,968

VLI-INDIA
IDBI Term loan - US Dollars                         1,007,500           603,750
IDBI Term Loan - Rupees                               183,185           419,804

ADLT-AUS
Multioption facility                 134,120
Trade facility                                        183,138           590,298
Commercial hire purchase                                8,771           105,383
Kirkpatrick loan - N.Z.                                34,210           131,891

ADLT-R
Mortgage                                               94,233         4,367,846

VPS INDIA
Secured loans                                           5,091             1,121

ADLT
Revolving credit agreement - PNC                                     17,238,760
Term loan - PNC                                     3,571,428         5,301,144
Senior notes                                                        100,000,000
Rohm & Haas note                                    1,970,000
Mortgage                                                2,911           153,866
                                     -------        ---------       -----------
  SUB-TOTALS                         134,120        7,108,191       129,135,033

In consolidation:
                                     -------        ---------       -----------
  TOTALS                             134,120        7,108,191       129,135,033





ADLT CONFIDENTIAL                  1/24/03                       PAGE 1

                                               SCHEDULE PREPARED AS OF 1/28/2003


ADVANCED LIGHTING TECHNOLOGIES, INC.
INTERCOMPANY BALANCE COMPARISON
Dec. 31, 2002

   On the         Receivable                                       On the    Payable
  Books of          from       Current   Long-Term      Total     Books of     to     Current   Long-Term       Total     Difference
--------------    ----------   -------   ---------      -----     --------   -------  -------   ---------       -----     ----------
ADLT Note Rec.     ADLT-EUR              6,294,738    6,294,738   ADLT-EUR    ADLT              6,284,738     6,294,738       --
ADLT Note Rec.     VLPS-NA               3,554,375    3,554,375   VLPS-NA     ADLT              3,554,375     3,554,375       --
ADLT Note Rec.     ADLT-AUS              4,287,335    4,287,335   ADLT-AUS    ADLT              4,287,335     4,287,335       --

Revolver Related Balances
ADLT               DSI                  28,556,653   28,556,653   DSI         ADLT             28,558,653    28,558,653       --
ADLT               VL-INDIA                     64           64   VL-INDIA    ADLT                     64            64       --
ADLT               MST                     199,996      199,996   MST         ADLT                199,996       199,996       --
ADLT               VLF                  34,098,437   34,098,437   VLF         ADLT             34,098,437    34,098,437       --

APL                ADLT                 32,684,906   32,684,906   ADLT        APL              32,664,906    32,664,906       --
LRI                ADLT                    215,017      215,017   ADLT        LRI                 215,017       215,017       --
VLM                ADLT                 26,854,930   26,854,930   ADLT        VLM              26,854,930    26,854,930       --





Confidential - For Internal Purposes only

                                 SCHEDULE 7.2(b)


                                      LIENS
                                      -----


                                  See Attached.

                     SUMMARY OF OFFICIAL UCC SEARCH RESULTS
                              AS OF JANUARY 1, 2003

                               FILE NO.42389-10001

ADVANCED LIGHTING TECHNOLOGIES, INC.


     SECURED PARTY                      JURISDICTION                   TYPE OF UCC
     -------------                      ------------                   -----------

1   Security Federal Savings & Loan     Ohio S/S                       UCC-1
    Association of Cleveland

                                                                       UCC-3 Continuation


2   Security Federal Savings & Loan     Ohio S/S                       UCC-1
    Association of Cleveland

                                                                       UCC-3 Continuation


3   Commerce Exchange Bank              Ohio S/S                       UCC-1
    (assigned by Dove Management
    Ser, Inc.)

4   Hinsbrook Bank & Trust              Ohio S/S                       UCC-1
    (assigned by Oakcreek Funding
    Corp.)

5   PNC Bank, National Association,     Ohio S/S                       UCC-1
    as Agent

6   Citicorp Del Lease, Inc.            Ohio S/S                       UCC-1


7   Citicorp Del Lease, Inc.            Ohio S/S                       UCC-1


8   Heartstedt v. Heilman, et al incl.  U.S. District Court- Ohio      Pending Litigation
    Advanced Lighting                   Northern

9   Hazen v.Hellman, et al incl.        U.S. District Court- Ohio      Pending Litigation
    Advanced Lighting                   Northern

10  Donio v. Advanced Lighting, et      U.S. District Court- Ohio      Pending Litigation
    al                                  Northern

11  McMillan c. Advanced Lighting       U.S. District Court-  Ohio     Pending Litigation
    Technologies, Inc. et al            Northern



                                           FILING NO./
     SECURED PARTY                         FILING DATE            DESCRIPTION OF FILING
     -------------                         -----------            ---------------------

1   Security Federal Savings & Loan        AM88264                Equipment
    Association of Cleveland               filed 07/15/1996

                                           20011170266            Continuation
                                           filed 03/12/2001

2   Security Federal Savings & Loan        AN08872                Equipment
    Association of Cleveland               filed 10/07/1996

                                           20011310280            Continuation
                                           filed 04/10/2001

3   Commerce Exchange Bank                 AP0109481              Equipment (computer)
    (assigned by Dove Management           filed 12/21/1998
    Ser, Inc.)

4   Hinsbrook Bank & Trust                 AP0116266              Equipment lease.
    (assigned by Oakcreek Funding          filed 01/21/1999
    Corp.)

5   PNC Bank, National Association,        AP0145769              Blanket lien.
    as Agent                               filed 05/24/1999

6   Citicorp Del Lease, Inc.               AP0241946              Equipment (GENICLIFT)
                                           filed 05/22/2000

7   Citicorp Del Lease, Inc.               AP0242171              Equipment (GENICLIFT)
                                           filed 05/23/2000

8   Heartstedt v. Heilman, et al incl.     96-CV-457              Re:Securities Exchange Act;
    Advanced Lighting                      filed 03/01/1996       12/02/1996 FINAL ORDER
                                                                  dismissing act 0n w/prejudice.
9   Hazen v.Hellman, et al incl.           96-CV-1834             Re: Securities Exchange Act;
    Advanced Lighting                      filed 08/23/1996       12/03/1996 JUDGMENT dismissing
                                                                  case w/Prejudice.
10  Donio v. Advanced Lighting, et         99-CV-836              Re: Securities Exchange Act;
    al                                     filed 04/09/1999       Still Active

11  McMillan c. Advanced Lighting          1-99-01264-DCN         Re: Securities Exchange Act;
    Technologies, Inc. et al               filed 05/26/1999       Final hearing scheduled for
                                                                  01/17/2002


       SECURED PARTY                        JURISDICTION                  TYPE OF UCC
       -------------                        ------------                  -----------

12     Fasick et al v. Advanced             U.S. District Court-Ohio      Pending Litigation
       Lighting Technologies, Inc. et al    Northern

13     Security Federal Savings & Loan      Cuyahoga County, OH           UCC-1
       Association of Cleveland

                                                                          UCC-3 Continuation


14     Commerce Exchange Bank               Cuyahoga County, OH           UCC-1


15     Commerce Exchange Bank               Cuyahoga County, OH           UCC-1
       (assigned by Dove Management
       Ser, Inc.)

16     Dove Management Ser, Inc.            CuyahogaCounty, OH            UCC-1


17     PNC Bank, National Association,      Cuyahoga County, OH           UCC-1
       as Agent

18     Citicorp Del Lease, Inc.             Cuyahoga County, OH           UCC-1


19                                          Cuyahoga County, OH           State Tax liens

20                                          Cuyahoga Co, OH               Pending Litigation


21                                          Cuyahoga County, OH           Judgment liens

22                                          Cuyahoga County, OH           Fixtures

23                                          Cuyahoga County, OH           Federal Tax liens

24     Security Federal Savings & Loan      Summit County, OH             UCC-1
       Association of Cleveland

                                                                          UCC-3


25     Security Federal Savings & Loan      Summit County, OH             UCC-1
       Association of Cleveland

                                                                          UCC-3


26                                          Summit County, OH             State Tax liens

27                                          Summit County, OH             Pending litigation

28     State of Ohio Department of          Summit County, OH             Judgment lien
       Taxation



                                            FILING NO./
       SECURED PARTY                        FILING DATE           DESCRIPTION OF FILING
       -------------                        -----------           ---------------------

12     Fasick et al v. Advanced             5-99-01282-DCN        Re: Securities Exchange Act;
       Lighting Technologies, Inc. et al    filed 0512711999      Still Active

13     Security Federal Savings & Loan      1349903               Equipment
       Association of Cleveland             filed 07/23/1996

                                            200103219045          Continuation.
                                            filed 03/21/2001

14     Commerce Exchange Bank               1420020               Equipment (computer).
                                            filed 05/08/1998

15     Commerce Exchange Bank               199812189021          Equipment (computer).
       (assigned by Dove Management         filed 12/18/1998
       Ser, Inc.)

16     Dove Management Ser, Inc.            199903109079          Office furniture.
                                            filed 03/10/1999

17     PNC Bank, National Association,      199905259067          Blanket lien.
       as Agent                             filed 05/25/1999

18     Citicorp Del Lease, Inc.             200005249009          Equipment (GENICLIFT)
                                            filed 05/24/2000

19                                          None                  None

20                                          None                  None


21                                          None                  None

22                                          None                  None

23                                          None                  None

24     Security Federal Savings & Loan      506390                Equipment
       Association of Cleveland             filed 07/11/1996

                                            21052013              Continuation
                                            filed 03/17/2001

25     Security Federal Savings & Loan      509001                Equipment
       Association of Cleveland             filed 10/01/1996

                                            21052913              Continuation
                                            filed 04/10/2001

26                                          None                  None

27                                          None                  None

28     State of Ohio Department of          98-2416               Withholding Tax
       Taxation                             filed 10/24/1997      $938.53

                                                                                              FILING NO./
     SECURED PARTY                    JURISDICTION                  TYPE OF UCC               FILING DATE
     -------------                    ------------                  -----------               -----------

29   State of Ohio Department of      Summit County, OH             Judgment lien             98-4753
     Taxation                                                                                 filed 04/24/1998

30                                    SummitCounty, OH              Fixtures                  None
31                                    SummitCounty, OH              Federal Tax liens         None

32                                    Middletown City, RI           UCC                       None

33                                    Middletown City, RI           State Tax liens           None

34                                    Middletown City, RI           Judgment liens            None

35   Citizens Leasing Corporation     Middletown City, RI           Fixture                   494/109
                                                                                              filed 02/12/1999

36   Citizens Leasing Corporation     Middletown City, RI           Fixture                   494/218
                                                                                              filed 02/17/1999

37                                    Middletown City, RI           Federal Taxlien           None

38                                    Newport County, RI            Pending Litigation.       None
39                                    U.S. District Court- Rhode    Pending Litigation.       None
                                      Island District


     SECURED PARTY                          DESCRIPTION OF FILING
     -------------                          ---------------------

29   State of Ohio Department of            Withholding Tax
     Taxation                                $4,176.54

30                                          None
31                                          None

32                                          None

33                                          None

34                                          None

35   Citizens Leasing Corporation           Equipmentat 85 Johnny Cake Hill
                                            Road, Middletown, RI

36   Citizens Leasing Corporation           Equipmentat 85 Johnny Cake Hill
                                            Road, Middletown, RI

37                                          None

38                                          None
39                                          None


                     SUMMARY OF OFFICIAL UCC SEARCH RESULTS
                             AS OF JANUARY 23, 2003

                               FILE NO.42389-10001

ADLT REALTY CORP. I, INC.

                                                                                                   FILING NO./
      SECURED PARTY                     JURISDICTION                      TYPE OF UCC              FILING DATE
      -------------                     ------------                      -----------              -----------

1     LaSalle National Bank, as         Ohio S/S                          UCC-1                    AP0035069
      Trustee                                                                                      filed 03/23/1996
2     PNC Bank, National Association,   Ohio S/S                          UCC-1                    AP0145762
      as Agent                                                                                     filed 05/24/1999

3                                       U.S. District Court- Ohio         Pending litigation.      None
                                        Northern District


4     LaSalle National Bank, as         CuyahogaCounty, OH                UCC-1                    1414616
      Trustee                                                                                      filed 03/11/1998

5     PNC Bank, National Association,   Cuyahoga County, OH               UCC-1                    199905259054
      as Agent                                                                                     filed 05/25/1999

6                                       Cuyahoga County, OH               StateTaxliens            None

7                                       Cuyahoga County, OH               Pending litition         None
8                                       Cuyahoga County, OH               Judgment liens           None

9                                       Cuyahoga County, OH               Fixtures                 None
10                                      Cuyahoga County, OH               Federal Tax liens        None

11    See Schedule 7.1(b)



      SECURED PARTY                         DESCRIPTION OF FILING
      -------------                         ---------------------

1     LaSalle National Bank, as              Fixtures at property in Solon, Ohio.
      Trustee
2     PNC Bank, National Association,        Blanketlien.
      as Agent

3                                            None



4     LaSalle National Bank, as              Fixtures at property in Solon, Ohio.
      Trustee

5     PNC Bank, National Association,        Blanket lien.
      as Agent

6                                            None

7                                            None
8                                            None

9                                            None
10                                           None

11    See Schedule 7.1(b)                    Building Mortgage

                     SUMMARY OF OFFICIAL UCC SEARCH RESULTS
                             AS OF JANUARY 23, 2003

                               FILE NO.42389-10001

ADLT SERVICES, INC.

                                                                                        FILING NO./
   SECURED PARTY                      JURISDICTION               TYPE OFUCC             FILING DATE            DESCRIPTION OF FILING
   -------------                      ------------               ----------             -----------            ---------------------

1  PNC Bank, National Association,    Ohio S/S                   UCC-1                  AP0145785              Blanket lien.
   as Agent                                                                             filed 05/24/1999

2                                     U.S. District Court-Ohio   Pending litigation.    None                   None
                                      Norther Districtn

3  PNC Bank, National Association,    Cuyahoga County, OH        UCC-1                  199905259051           Blanket lien.
   as Agent                                                                             filed 05/25/1999

4                                     Cuyahoga County, OH        State Tax liens        None                   None

5                                     Cuyahoga County, OH        Pending litigation     None                   None

6                                     Cuyahoga County, OH        Judgment liens         None                   None

7                                     Cuyahoga County, OH        Fixtures               None                   None

8                                     Cuyahoga County, OH        Federal Tax liens      None                   None

                     SUMMARY OF OFFICIAL UCC SEARCH RESULTS
                             AS OF JANUARY 23, 2003

                              FILE NO. 32111-10879

APL ENGINEERED MATERIALS, INC.

                                                                                        FILING NO./
    SECURED PARTY                  JURISDICTION               TYPE OF SEARCH            FILING DATE
    -------------                  ------------               --------------            -----------

1   The Champaign National         Illinois S/S               UCC-1                     2883308
    Bank                                                                                filed 08/14/1991


                                                              UCC-3 Continuation        3562595
                                                                                        filed 07/09/1996

                                                              UCC-3 Continuation        4349714
                                                                                        filed 03/06/2001

2   PNC Bank, National             Illinois S/S               UCC-1                     4040182
    Association, as Agent                                                               filed 05/24/1999

3                                  Illinois S/S               Federal Tax liens         None


4                                  Champaign County, IL       State Tax liens.          None

5                                  Champaign County, IL       Pending litigation.       None

6                                  Champaign County, IL       Judgment liens.           None

7                                  Champaign County, IL       Fixtures                  None

8                                  Champaign County, IL       Federal Tax liens         None



9                                  U.S. District Court-       Pending litigation        None
                                   Illinois Central


10                                 Ohio S/S                   UCC                       None



11                                 Cuyahoga County, OH        UCC                       None

12  State of Ohio Department of    Cuyahoga County, OH        State tax lien            78010
    Taxation                                                                            04/21/1993




    SECURED PARTY                    DESCRIPTION OF FILING
    -------------                    ---------------------

1   The Champaign National           Assignment of Rents for
    Bank                             property in Champaign County,
                                     Illinois.

                                     Continued.


                                     Continued.


2   PNC Bank, National               Blanket lien.
    Association, as Agent

3                                    None


4                                    None

5                                    None

6                                    None

7                                    None

8                                    None



9                                    None



10                                   None



11                                   None

12  State of Ohio Department of      $4,384.17
    Taxation                         Corporate Franchise Tax.


                                                                                      FILING NO./
      SECURED PARTY                 JURISDICTION               TYPE OF SEARCH         FILING DATE          DESCRIPTION OF FILING
      -------------                 ------------               --------------         -----------          ---------------------
13    State of Ohio Department of   Cuyahoga County, OH        State tax lien         ST95001007           $1,102.00
      Taxation                                                                        filed 11/15/1995     Corporate Franchise Tax.

14                                  Cuyahoga County, OH        Pending litigation     None                 None


15    State of Ohio Department of   Cuyahoga County, OH        Judgment lien          415/345A             $4,384.17
      Taxation v. APL Engineered                                                      04/21/1993
      Materials

16    State of Ohio Department of   Cuyahoga County, OH        Judgment lien          JL-95-014926         $1,102.00
      Taxation v. APL Engineered                                                      filed 11/15/1995
      Materials

17                                  Cuyahoga County, OH        Fixture                None                 None

18                                  Cuyahoga County, OH        Federal Tax liens      None                 None

19                                  U.S. District Court-Ohio   Pending litigation     None                 None
                                    Northern District

20    See Schedule 7.l(b)                                                                                  Building Mortgage

                     SUMMARY OF OFFICIAL UCC SEARCH RESULTS
                              AS OF JANUARY 23,2003

                               FILE NO.42389-10001


BALLASTRONIX (DELAWARE), INC.

                                                                                         FILING NO./
      SECURED PARTY               JURISDICTION                  TYPE OF SEARCH           FILING DATE           DESCRIPTION OF FILING
      -------------               ------------                  --------------           -----------           ---------------------

1     PNC Bank, National          Delaware S/S                  UCC-1                    9924928               Blanket lien
      Association, as Agent                                                              filed 05/24/1999

2                                 Delaware S/S                  Federal Tax liens        None                  None

3                                 Ohio S/S                      UCC                      None                  None

4                                 Cuyahoga County, OH           UCC                      None                  None

5                                 Cuyahoga County, OH           State tax lien           None                  None

6                                 Cuyahoga County, OH           Pending litigation       None                  None

7                                 Cuyahoga County, OH           Judgment lien            None                  None

8                                 Cuyahoga County, OH           Fixture                  None                  None

9                                 Cuyahoga County, OH           Federal Tax liens        None                  None

10                                U.S. District Court-Ohio      Pending litigation       None                  None
                                  Northern District

                     SUMMARY OF OFFICIAL UCC SEARCH RESULTS
                             AS OF JANUARY 23, 2003

                               FILE NO.42389-10001

DEPOSITION SCIENCES, INC.

                                                                                FILING NO./
     SECURED PARTY                   JURISDICTION         TYPE OF SEARCH        FILING DATE            DESCRIPTION OF FILING
     -------------                   ------------         --------------        -----------            ---------------------

1    Merrill Lynch Business          California S/S       UCC-1                 93233934               Blanket lien.
     Financial Service Inc.                                                     filed 11/19/1993

                                                          UCC-3 Amendment       96052C0556             One piece of equipment added.
                                                                                filed 02/20/1996

                                                          UCC-3                 98159C0079             Continuation.
                                                                                filed 06/04/1998

2    New England Capital             California S/S       UCC-1                 93234944               Equipment lease.
     Corporation                                                                filed 11/19/1993

                                                          UCC-1                 98245C0341             Continuation.
                                                                                filed 08/31/1998

3    The Manifest Group              California S/S       UCC-1                 9903360620             Equipment lease.
     (assigned by Acceptance                                                    filed 01/26/1999
     Leasing)

4    Trinity Capital Corporation     California S/S       UCC-1                 9912461383             Equipment lease.
                                                                                filed 04/28/1999

5    PNC Bank, National              California S/S       UCC-1                 9914560603             Blanket lien.
     Association, as Agent                                                      filed 05/24/1999

6    Saleco Credit Co. Inc. DBA      California S/S       UCC-1                 0107360009             Equipment lease (forklift).
     SAFELINE Leasing                                                           filed 03/08/2001

7    Osram Gmbh                      California S/S       UCC-1                 0131260677             Equipment (Contract Machine)
                                                                                filed 10/07/2001

8    Osram Sylvania Inc.             California S/S       UCC-1                 0135360118             Equipment (Contract Machine)
                                                                                filed 12/18/2001

9                                    California S/S       State tax liens.      None                   None

10                                   California S/S       Judgment liens.       None                   None

11                                   California S/S       Federal tax liens.    None                   None


      SECURED PARTY                 JURISDICTION                   TYPE OF SEARCH
      -------------                 ------------                   --------------

12                                  Sonoma County,CA               State Tax lien.


13                                  Sonoma County, CA              Judgment liens.

14                                  Sonoma County, CA              Fixtures.

15                                  Sonoma County, CA              Federal Tax liens.

16                                  Sonoma County, CA              Pending litigation

17    Optical Coating Labv.         U.S. District Court-           Pending litigation
      Deposition Sciences           California Northern

18    PNC Bank, National            Ohio S/S                       UCC-1
      Association, as Agent

19    Osram Sylvania Products,      Ohio S/S                       UCC-1
      Inc.

20    PHILIPS GmbH                  Ohio S/S                       UCC-1


21    PNC Bank, National            Cuyahoga County,OH             UCC-1
      Association, as Agent

22                                  Cuyahoga County,OH             State tax lien

23                                  Cuyahoga County, OH            Pending litigation

24                                  Cuyahoga County, OH            Judgment lien

25                                  Cuyahoga County, OH            Fixture

26                                  Cuyahoga County, OH            Federal Tax liens

27                                  U.S. District Court-Ohio       Pending litigation
                                    Northern District

                                     FILING NO./
      SECURED PARTY                  FILING DATE            DESCRIPTION OF FILING
      -------------                  -----------            ---------------------

12                                   2002-4471              Property Tax lien for $97.53.
                                     filed 12/19/2002

13                                   None                   None

14                                   None                   None

15                                   None                   None

16                                   None                   None

17    Optical Coating Labv.          90-CV-2507             Racketeering (RICO) Act
      Deposition Sciences            filed 08/31/1990       last activity 09/08/1994.

18    PNC Bank, National             AP0145771              Blanket lien.
      Association, as Agent          filed 05/24/1999

19    Osram Sylvania Products,       OH00046144210          Equipment (Coating Machine)
      Inc.                           filed 03/07/2002

20    PHILIPS GmbH                   OH00048638542          Equipment (DSI Microdyn M-117
                                     filed 05/01/2002       Machine)

21    PNC Bank, National             199905259065           Blanket lien.
      Association, as Agent          filed 05/25/1999

22                                   None                   None

23                                   None                   None

24                                   None                   None

25                                   None                   None

26                                   None                   None

27                                   None                   None

                     SUMMARY OF OFFICIAL UCC SEARCH RESULTS
                             as of January 23, 2003

                               File No.42389-10001

LIGHTING RESOURCES INTERNATIONAL, INC.

                                                                                    FILING NO./
      SECURED PARTY            JURISDICTION               TYPE OF SEARCH            FILING DATE         DESCRIPTION OF FILING
      -------------            ------------               --------------            -----------         ---------------------

1     PNC Bank, National       Ohio S/S                   UCC-1                     AP0145784           Blanket lien.
      Association, as Agent                                                         filed 05/24/1999

2     PNC Bank, National       Cuyahoga County, OH        UCC-1                     199905259052        Blanket lien.
      Association, as Agent                                                         filed 05/25/1999

3                              Cuyahoga County, OH        State tax lien            None                None

4                              Cuyahoga County, OH        Pending litigation        None                None

5                              Cuyahoga County, OH        Judgment lien             None                None

6                              Cuyahoga County, OH        Fixture                   None                None

7                              Cuyahoga County, OH        Federal Tax Liens         None                None

8                              Huron County, OH           State tax liens           None                None

9                              Huron County, OH           Pending litigation        None                None

10                             Huron County, OH           Judgment liens            None                None

11                             Huron County, OH           Fixtures                  None                None

12                             Huron County, OH           Federal Tax liens         None                None

13                             Sandusky County, OH        UCC                       None                None

14                             Sandusky County, OH        State Tax liens           None                None

15                             Sandusky County, OH        Pending litigation        None                None

16                             Sandusky County, OH        Judgment liens            None                None

17                             Sandusky County, OH        Fixtures                  None                None

18                             Sandusky County, OH        Federal Tax liens         None                None

                                                                                    FILING NO./
      SECURED PARTY            JURISDICTION               TYPE OF SEARCH            FILING DATE         DESCRIPTION OF FILING
      -------------            ------------               --------------            -----------         ---------------------

                               Northern District
9                              U.S.District Court- Ohio   Pending litigation        None                None

                     SUMMARY OF OFFICIAL UCC SEARCH RESULTS
                              AS OF JANUARY 23,2003

                              FILE NO. 42389-10001

MICROSUN TECHNOLOGIES,INC.

                                                                                  FILING NO./
    SECURED PARTY               JURISDICTION              TYPE OF SEARCH          FILING DATE           DESCRIPTION OF FILING
    -------------               ------------              --------------          -----------           ---------------------

1   PNC Bank, National          New Jersey S/S            UCC-1                   01907564              Blanket lien
    Association, as Agent                                                         filed 05/24/1999      (*)filed against Web Design
                                                                                                        Associates, Inc. ad/b/a of
                                                                                                        Microsun Technologies, Inc.

2   PNC Bank,National           New Jersey S/S            UCC-1                   01907575              Blanket lien.
    Association, as Agent                                                         filed 05/24/1999      (*)filed against Microsun
                                                                                                        Technologies, Inc. d/b/a Web
                                                                                                        Design Associates, Inc.

3                               Mercer County, NJ         State Tax liens         None                  None

4                               Mercer County, NJ         Pending litigation      None                  None

5                               Mercer County, NJ         Judgment liens          None                  None

6                               Mercer County, NJ         Fixtures                None                  None

7                               Mercer County, NJ         Federal Tax liens.      None                  None

8                               U.S.District Court-New    Pending litigation      None                  None
                                Jersey District

9   Associates Leasing, Inc.    Ohio S/S                  UCC-1                   AP0019296             Equipment lease.
                                                                                  filed 01/21/1998

10  PNC Bank, National          Ohio S/S                  UCC-1                   AP0145775             Blanket lien.
    Association, as Agent                                                         filed 05/24/1999      (*)filed against Microsun
                                                                                                        Technologies, Inc. d/b/a Web
                                                                                                        Design Associates, Inc.

11  PNC Bank, National          Ohio S/S                  UCC-1                   AP0145776             Blanket lien.
    Association, as Agent                                                         filed 05/24/1999      (*) filed against Web Design
                                                                                                        Associates, Inc. a d/b/a of
                                                                                                        Microsun Technologies, Inc.

                                                                                           FILING NO./
       SECURED PARTY                JURISDICTION                  TYPE OF SEARCH           FILING DATE
       -------------                ------------                  --------------           -----------

12     Associates Leasing, Inc.     Cuyahoga County, OH           UCC-1                    1408863
                                                                                           filed 01/26/1998

13     PNC Bank, National           Cuyahoga County, OH           UCC-1                    199905259061
       Association, as Agent                                                               filed 05/25/1999



14     PNC Bank, National           Cuyahoga County, OH           UCC-1                    199905259060
       Association, as Agent                                                               filed 05/24/1999



15                                  Cuyahoga County, OH           State tax liens.         None

16                                  Cuyahoga County, OH           Pending litigation       None

17                                  Cuyahoga County, OH           Fixtures                 None

18                                  Cuyahoga County, OH           Judgment liens           None

19                                  Cuyahoga County, OH           Federal Tax liens.       None

20     PNC Bank, National           Portage County, OH             UCC-1                   134563
       Association, as Agent                                                               filed 05/25/1999
                                                                                           date is illegible.


21     PNC Bank, National           Portage County, OH             UCC-1                   134562
       Association, as Agent                                                               filed 05/25/1999(*)
                                                                                           date is illegible.


22                                  Portage County, OH             State Tax liens.        None

23                                  Portage County, OH             Pending litigation      None

24                                  Portage County, OH             Judgment liens.         None

25                                  Portage County, OH             Fixtures                None

26                                  Portage County, OH             Federal Tax liens.      None

27                                  U.S. District Court-Ohio       Pending litigation      None
                                    Northern District


       SECURED PARTY                  DESCRIPTION OF FILING
       -------------                  ---------------------

12     Associates Leasing, Inc.       Equipment lease.


13     PNC Bank, National             Blanketlien.
       Association, as Agent          (*)filed against Microsun
                                      Technologies, Inc.d/b/a Web
                                      Design Associates, Inc.

14     PNC Bank, National             Blanket lien.
       Association, as Agent          (*)filed against Web Design
                                      Associates, Inc. a d/b/a of
                                      Microsun Technologies, Inc.

15                                    None

16                                    None

17                                    None

18                                    None

19                                    None

20     PNC Bank, National             Blanketlien.
       Association, as Agent          (*)filed againstMicrosun
                                      Technologies, Inc.d/b/a Web
                                      DesignAssociates, Inc.

21     PNC Bank, National             Blanket lien.
       Association, as Agent          (*)filedagainst Web Design
                                      Associates, Inc. a d/b/a of
                                      Microsun  Technologies, Inc.

22                                    None

23                                    None

24                                    None

25                                    None

26                                    None

27                                    None

                     SUMMARY OF OFFICIAL UCC SEARCH RESULTS
                             AS OF JANUARY 23, 2003

                               FILE NO.42389-10001

VENTURE LIGHTING INTERNATIONAL, INC.

                                                                                       FILING NO./
      SECURED PARTY               JURISDICTION                TYPE OF SEARCH           FILING DATE
      -------------               ------------                --------------           -----------

1     PNC Bank, National          California S/S              UCC-1                    9914661043
      Association, as Agent                                                            filed 05/25/1999

2                                 California S/S              State Tax liens.         None
3                                 California S/S              Judgment liens.          None
4                                 California S/S              Federal Tax liens.       None


5                                 Orange County,CA            State Tax liens          None

6                                 Orange County, CA           Pending litigation       None

7                                 Orange County, CA           Judgment liens           None
8                                 Orange County,CA            Fixtures                 None

9                                 Orange County, CA           Federal Tax liens.       None

10                                U.S.District Court-         Pending litigation       None
                                  California Central

11    General Electric Company,   Ohio S/S                    UCC-1                    AK61791
      GE Lighting                                                                      filed 11/29/1993

                                                              UCC-3 Continuation       19982020012
                                                                                       filed 07/13/1998

12    Osram Sylvania Inc.         Ohio S/S                    UCC-1                    AM00016
                                                                                       filed 07/13/1995

                                                              UCC-3 Continuation       20001270005
                                                                                        filed 05/04/2000



      SECURED PARTY                    DESCRIPTION OF FILING
      -------------                    ---------------------

1     PNC Bank, National               Blanket lien.
      Association, as Agent

2                                      None
3                                      None
4                                      None


5                                      None

6                                      None

7                                      None
8                                      None

9                                      None

10                                     None


11    General Electric Company,        Light bulbs and other lighting
      GE Lighting                      equipment and inventory.

                                       Continued.


12    Osram Sylvania Inc.              Inventory incl. light bulbs.
                                       (Illegible)

                                       Continued.

                                                                                                    FILING NO./
         SECURED PARTY                          JURISDICTION                 TYPE OF SEARCH         FILING DATE
         -------------                          ------------                 --------------         -----------

13       Security Federal Savings &             Ohio S/S                     UCC-1                  AM86264
         Loan Association of                                                                        filed 07/15/1996
         Cleveland
                                                                             UCC-3 Continuation     20011170266
                                                                                                    filed 03/12/2001

14       Security Federal Savings &             Ohio S/S                     UCC-1                  AN08873
         Loan Association of                                                                        filed 10/07/1996
         Cleveland
                                                                             UCC-3 Continuation     20011310274
                                                                                                    filed 04/10/2001

15       PNC Bank, National                     Ohio S/S                     UCC-1                  AP0147162
         Association, as Agent                                                                      filed 05/25/1999

16       General Electric Company,              Cuyahoga County, OH          UCC-1                  1266087
         GE Lighting                                                                                filed 11/29/1993


                                                                             UCC-3 Continuation     1426511
                                                                                                    filed 07/14/1998

17       Osram Sylvania Inc.                    Cuyahoga County, OH          UCC-1                  1317922
                                                                                                    filed 07/13/1995


                                                                             UCC-3 Continuation     200005039068
                                                                                                    filed 05/03/2000

18       Security Federal Savings &             Cuyahoga County, OH          UCC-1                  1349903
         Loan Association of                                                                        filed 07/23/1996
         Cleveland
                                                                             UCC-3 Continuation     200103219045
                                                                                                    filed 03/21/2001

19       Security Federal Savings &             Cuyahoga County, OH          UCC-1                  1355917
         Loan Association of                                                                        filed 10/07/1995
         Cleveland
                                                                             UCC-3 Continuation     200104109107
                                                                                                    filed 04/10/2001

20       PNC Bank, National                     Cuyahoga County, OH          UCC-1                  199905269032
         Association, as Agent                                                                      filed 05/26/1999

21                                              Cuyahoga County, OH          State tax liens.       None

22       Lori Karnosh, et al v. Venture         Cuyahoga  County, OH         Pending litigation     CV-02-470065
         Lighting International, Inc.                                                               filed 05/06/2002



         SECURED PARTY                             DESCRIPTION OF FILING
         -------------                             ---------------------

13       Security Federal Savings &                Equipment.
         Loan Association of
         Cleveland
                                                   Continued.


14       Security Federal Savings &                Equipment (flare machine)
         Loan Association of
         Cleveland
                                                   Continued.


15       PNC Bank, National                        Blanket lien.
         Association, as Agent

16       General Electric Company,                 Light bulbs and other lighting
         GE Lighting                               equipment and inventory;
                                                   Accounts Receivable, proceeds

                                                   Continued.


17       Osram Sylvania Inc.                       Light bulbs and other lighting
                                                   equipmentand inventory;
                                                   Accounts Receivable, proceeds

                                                   Continued.


18       Security Federal Savings &                Equipment.
         Loan Association of
         Cleveland
                                                   Continued.


19       Security Federal Savings &                Equipment (flare machine)
         Loan Association of
         Cleveland
                                                   Continued.


20       PNC Bank, National                        Blanket lien.
         Association, as Agent

21                                                 None

22       Lori Karnosh, et al v. Venture            Miscellaneous  Tort.
         Lighting International, Inc.              Active case.

                                                                                                FILING NO./
     SECURED PARTY                        JURISDICTION                 TYPE OF SEARCH           FILING DATE
     -------------                        ------------                 --------------           -----------

23   Janette Barnes vs. Venture           Cuyahoga County, OH          Pending litigation       CV-02-472457
     Lighting International et al.                                                              filed 06/05/2002


24   Yvone Acy v. Venture                 Cuyahoga County, OH          Pending litigation       CV-02-487855
     Lighting International Inc., et                                                            filed 11/29/2002
     al

25                                        Cuyahoga County, OH          Fixtures                 None

26                                        Cuyah0ga County, OH          Judgment liens           None

27                                        Cuyahoga County, OH          Federal Tax liens.       None

28   Jackson v. Venture Lighting          U.S. District Court- Ohio    Pending litigation       90-MC-509
                                          Northern District                                     filed 07/19/1990



     SECURED PARTY                           DESCRIPTION OF FILING
     -------------                           ---------------------

23   Janette Barnes vs. Venture              Workers Comp. Adm. Appeal
     Lighting International et al.           Jury Trial Scheduled for
                                             03/31/03

24   Yvone Acy v. Venture                    Workers Comp.Adm. Appeal
     Lighting International Inc., et         Last Action 01/16/2003
     al

25                                           None

26                                           None

27                                           None

28   Jackson v. Venture Lighting             Miscellaneous Civil case
                                             Inactive since 1990.

VENTURE LIGHTING POWER SYSTEMS, NORTH AMERICA INC.

   -    Capital Leases - see Schedule 7.1(b)

VENTURE LIGHTING INDIA LIMITED

   -    Liens securing indebtedness described on Schedule 7.1(b)

VENTURE POWER SYSTEMS PRIVATE, LIMITED

   -    Liens securing indebtedness described on Schedule 7.1(b)

ADVANCED LIGHTING TECHNOLOGIES AUSTRALIA, INC.

   -    Liens securing indebtedness described on Schedule 7.1(b)

                               SCHEDULE 7.7(b)

                                 INVESTMENTS


1.      Fiberstars, Inc.
2.      Hexagram
3.      Metal Halide Technologies International (BVI)
4.      Gesellschaft Fur Lichttechuche (GLE)
5.      Shanghai Y&L
6.      Venture Lighting Books -- Unison
7.      Lighting Resources Holdings Limited (BVI)
8.      Pacific Lighting, Inc. (BVI)
9.      LRI, Inc. (BVI)
10.     Lighting Resources International Ltd. (BVI)
11.     Hwajin Electrical Light Corporation Ltd.
12.     Venture Lighting Koren, Co., Ltd.
13.     Lighting Resources (India) Private Ltd.

                                SCHEDULE 7.10

                       PAYROLL AND PETTY CASH ACCOUNTS



                                See Attached.

                                                                    CONFIDENTIAL


                                 SCHEDULE 7.10

Advanced Lighting Technologies, Inc.
Bank Account Listing

                                                                   ACCOUNT NAME/                                 ADDITIONAL
UNIT                    INSTITUTION               CURRENCY          DESCRIPTION               ACCOUNT #         DESCRIPTION
----                    -----------               --------         ------------               ---------         -----------
ADLT Parent             First Merit Bank            USD            Condo Account             0888 04026         For Corp.
                                                                                                                condo expenses

                        PNC Bank                    USD            Cash Collateral           8011 369 184       Lockbox deposit
                                                                   Account (a)                                  account

                        PNC Bank                    USD            Funding Account           8011 369 328

                        PNC Bank                    USD            A/P Controlled            1008438773         ZBA linked to PNC
                                                                   Disbursement Checking                        #8011369328

                        Prudential                  USD            Stock Option -            JTW-950230-72
                                                                   San Francisco

                        Raymond James               USD            Elite Investment          50332511           Holds FBST shares
                                                                   Account

                        Raymond James               USD            Stock Option              10576978
                                                                   Account

-----------------------------------------------------------------------------------------------------------------------------------
ADLT ESPP               Keybank                     USD            Employee Stock            10451000458
                                                                   Purchase Plan Account
-----------------------------------------------------------------------------------------------------------------------------------
VLI-Solon               PNC Bank                    USD            VL-Mktg--A/P Controlled   1008438765         ZBA linked to PNC
                                                                   Disbursement Checking                        #8011369328

                        PNC Bank                    USD            VL Factory--A/P           1008438757         ZBA linked to PNC
                                                                   Controlled Disbursement                      #8011369328
                                                                   Checking

                        PNC Bank                    USD            ADLT Health Insurance     1008438917         ZBA linked to PNC
                                                                   Claims                                       #8011369328

                        National City Bank          USD            Payroll Account for       657058709
                                                                   Solon

                        First National Bank         USD            STD claim payments-       110156718
                        of Omaha                                   Checking

                        First National Bank         USD            Draft account             09102433
                        of Omaha

-----------------------------------------------------------------------------------------------------------------------------------
APL                     PNC Bank                    USD            A/P Controlled            1008438722         ZBA linked to PNC
                                                                   Disbursement Checking                        #8011369328

                        Bank Illinois               USD            Operating Account,        1126539
                                                                   including Payroll

                        Bank Illinois               USD            Overnight sweep           2720910
                                                                   investment account

                        Bank Illinois               USD            PNC Blocked Account       1176239            Incoming payments
                                                                                                                sweep to PNC

                        National City Bank          USD            Petty Cash                5230108887

                        National City Bank          USD            Petty Cash                103594

VLPS R&D                Bank One                    USD            Bensenville               1115002149570
                                                                   Petty Cash


APL Japan               The Asahi Bank Ltd.         JPY                                      1122430

                        The Asahi Bank Ltd.         JPY                                      1123321

                        The Asahi Bank Ltd.         USD                                      0104475

                        Bank of Tokyo-              JPY                                      0861317
                        Mitsubishi

                        Bank of Tokyo-              USD                                      0040209
                        Mitsubishi

-----------------------------------------------------------------------------------------------------------------------------------
DSI                     PNC Bank                    USD            A/P Controlled            1008438781         ZBA linked to PNC
                                                                   Disbursement Checking                        #8011369328

                        West America Bank           USD            PNC Blocked Account       404140972          Incoming payments
                                                                                                                sweep to PNC

                        West America Bank           USD            Payroll Account           404134868

                        Merrill Lynch               USD            Operating Account         80C-07-004         Balance < $5,000

                        Summit Bank                 USD            Flex Benefit Plan         20009171           Balance < $5,000

-----------------------------------------------------------------------------------------------------------------------------------
ADLT Canada             Royal Bank of Canada        CAD                                      1008945            Balance < $10,000

-----------------------------------------------------------------------------------------------------------------------------------
VLPS, NA                Royal Bank of Canada        USD            USD Operating             400-109-5
                                                                   Account

                        Royal Bank of Canada        CAD            CAD Operating             100-876-2
                                                                   Account

-----------------------------------------------------------------------------------------------------------------------------------
ADLT Australia

Australia               National Australia Bank     AUD                                      665 793 607

                        National Australia Bank     USD                                      ADLITUSDO1


Singapore               Hong Kong & Shanghai        SGD                                      145-024792-001
                        Banking Corp

                        Hong Kong & Shanghai        USD                                      245-001169-178
                        Banking Corp

New Zealand             Bank of New Zealand         NZD                                      0202780177951-02

                        Bank of New Zealand         NZD                                      0202780177951-26


                                                                    CONFIDENTIAL

                                SCHEDULE 7.10

Advanced Lighting Technologies, Inc.
Bank Account Listing

                                                                   ACCOUNT NAME/                                ADDITIONAL
UNIT                    INSTITUTION               CURRENCY          DESCRIPTION               ACCOUNT #        DESCRIPTION
----                    -----------               --------         ------------               ---------        -----------
ADLT EUROPE
-----------
VL-Europe               Barclays Bank PLC-UK        GBP            Current Account - GBP      90560243

                        Barclays Bank PLC-UK        GBP            Business Premium Account   80628042

                        Barclays Bank PLC-UK        GBP            Director's Account         90748897

                        Barclays Bank PLC-UK        USD            Current Account - USD      83744311

                        Barclays Bank PLC-UK        EUR            Current Account - EUR      48474433

                        Barclays Bank PLC-France    EUR                                       37103301

                        Barclays Bank PLC-Germany   EUR                                       0736114301

                        Banca Comm Italiana-Italy   EUR                                       9940176/01/81

                        Banco Poplare Novellara -
                          Italy                     EUR                                       69-5576

Middle East             HSBC                        USD            Current Account            035 027218-100

                        HSBC                        AED            Current Account            035-027218-001

                        HSBC                        AED            Government Cover           035-027218



South Africa            Nedbank                     ZAR            Current Account            1043 033777

                        Nedbank                     ZAR            Expenses Account           1043 031715

                        Nedbank                     ZAR            Deposit Account            03 7043 501687

-------------------------------------------------------------------------------------------------------------------------------

VL-India                IDBI Bank                   INR                                       0142007015700

                        IDBI Bank                   USD

                        IDBI Bank                   INR                                       0142007015701

                        Indian Bank                 INR                                       156

                        Deutsche Bank               INR                                       5004494-00-0

                        Deutsche Bank               USD

                        Canara Bank                 INR                                       ETCA000005802

                        State Bank of Indore        INR                                       CA105

-------------------------------------------------------------------------------------------------------------------------------

LR Holdings-            The Hong Kong &             USD                                       080-018666-020   Balance < $5,000
  Mauritius               Shanghai Banking
                          Corporation Ltd.,
                          Mauritius Offshore
                          Banking Unit